Geological Report

- on the -

Pampa de Pongo Property

Department of Arequipa, Caraveli Province, Peru

For:

Cardero Resource Corp.

1901-1177 West Hastings St.

Vancouver, B.C.

V6E 2K3

By:

G. D. Belik, P.Geo.

March 22 , 2005

 Pampa de Pongo Property:  Drill Set-up, South Zone, 29 /07 /04

Table of Contents

Summary
Introduction and Terms of Reference
Disclaimer
Property Location and Description
Accessibility, Climate, Infrastructure and Physiography
History
Geological Setting
Deposit Type
Mineralization
Exploration
Drilling
Sampling Method and Approach
Sample Preparation, Analysis and Security
Data Verification
Metallurgical Testing
Specific Gravity Measurements
Interpretation and Conslusions
Recommendations

Appendix A:	Writer's Certificate
Appendix B:	Drill Logs
Appendix C:	Assay Certificates
Appendix D:	References

List of Maps in Text:
Figure 1	Location Map
Figure 2	Mineral Concession Map
Figure 7	Specific Gravity Measurements

 Summary

The Pampa de Pongo property is located in the arid coastal region of southern Peru and is centered about 40 km southeast of the port of San Juan and the large Marcona iron mine owned by Shougang Hierro Peru S.S.A.  The property consists of 8 adjoining mineral claims that form contiguous claim block 8000 hectares (80 km²) in size.

The southern coastal region of Peru hosts numerous iron oxide-copper-gold deposits in a belt extending south of Lima that is about 400 km long and up to 70 km long.  The general geological setting and the nature of the mineralization and associated alteration clearly establish that these deposits belong to the iron oxide-copper-gold (IOCG) family of deposits with strong similarities to the coastal IOCG deposits of Chile (e.g. Punta del Cobre, Nanto Verde, Mantos Blancos) and Baja, Mexico (Alisitos Belt).  The economically most important part of the Peruvian belt occurs in the Marcona mine district (Fig. 1) which hosts the large iron deposits of the Marcona mine (1,400 Mt iron ore) and the nearby Mina Justa deposit (approx. 200 Mt @ 0.8% Cu).  Significant iron ± Cu-Au mineralization was discovered at Pampa de Pongo by Rio Tinto Mining and Exploration Ltd. in the mid 1990’s as part of a regional exploration program targeting IOCG-type mineralization in the district.  The type and style of the mineralization at Pampa de Pongo are similar to Marcona.

Wide-spaced reconnaissance drilling at Pampa de Pongo by Rio Tinto between 1994 and 1996 (a total of 15 boreholes) identified widespread mineralization along a structural corridor approximately 1 km wide and in excess of 6 km long.  Highlights of the Rio Tinto drilling include Hole PPD001, which intersected 368m (true width) of massive magnetite mineralization averaging 45.3% Fe from 395-763m and Hole PPD009, which intersected a 82.6 m interval between 259.4-342.0 m that averaged 56% Fe, 0.24% Cu and 0.35 g/T Au.

Cardero Resource Corp. optioned Pampa de Pongo from Rio Tinto Mining in February 2004 through a brokered deal arranged by a private Peruvian company.  Between March, 2004 and February, 2005 Cardero completed an exploration program consisting of surface mapping, an electromagnetic survey (TEM), detailed high-resolution ground magnetic surveys and magnetic data processing (3D inversion models) and 4,596.6 meters of diamond drilling in 14 holes.  Highlights of the 2004-2005 drill campaign include:

Hole Number	Interval (m)	True Width (m)	Fe(%)	Cu(%)	Au(g/T)
DDH04-10	220.8-270.0	42.5	38.8	0.32	0.34
DDH04-19	212.4-400.0	172.0	36.2	0.17	0.28
DDH04-20A	292.0-600.0	282.0	47.4	0.16	0.11
DDH04-21	482.0-784.0	302.0	51.6	0.10	0.06

Based on the results of the 2004-2005 drill campaign and magnetic modeling as well as prior drill results obtained by Rio Tinto, the Pampa de Pongo property would appear to have a good potential for hosting a large resource of mineralization grading approximately 45% Fe, 0.12% Cu & 0.1 g/T Au.  The main deposit consists of a single lens that is up to 370 meters thick and at least 1000 meters wide. M ineralization consists of semimassive to magnetite-sulphide, which locally exhibits hydrothermal breccia textures and multistage mineralizing events. A halo of lower-grade stockwork and breccia mineralization surrounds the deposit.

The deposits are too deep to be mined by open pit methods but the size and characteristics of the deposits and the nature of the hanging wall units suggest that they could be amenable to underground block caving.

A preliminary scoping-type is currently being undertaken that will assess underground mining costs, processing, shipping, infrastructure and other relevant factors to determine if economic extraction is feasible using the current resource estimate.  Further work on the project would be contingent upon the results of this preliminary economic study.

 Introduction and Terms of Reference

This report was prepared at the request of Cardero Resource Corp. and discusses the results of exploration work (geophysical surveys, mapping and diamond drilling) completed on the Pampa de Pongo property by Cardero between April 1, 2004 and February 19, 2005.  The author supervised the exploration work carried out by Cardero and established the core handling, logging, sampling, security and shipping procedures for the drill segment of the program.

The report is based on a thorough review of all reports, data and maps, field mapping and a detailed examination of all of the drill core. The author was at the project site between April 29 to May 3, July 19 to August 5, August 12-15, September 10 to October 3, October 11-25, November 27 to December 4, December 7-15, 2004 and February 9 to 19, 2005.

Disclaimer

The author has relied on information supplied by Cardero Resource Corp. concerning the status, ownership and location of the mineral titles comprising the property but has not independently verified or attempted to verify the accuracy, completeness or authenticity of the information and disclaims responsibility for such information.  The author is not aware, however, of any information that would lead him to believe that the claim information as presented is not accurate or is unreliable.

 Property Location and Description

The property is located in the southern coastal region of Peru about 50 km south of the city of Nazca and approximately 400 km southeast of Lima (Fig. 1).  The geographic center of the property is located at 74° 50" W longitude, 15° 23" S latitude.  The property is located in the province of Caraveli in the governing jurisdiction of Arequipa.

The property consists of 8 adjoining claims that form a block 15 km long and up to 6 km wide (Fig 2).  The particulars of the claims are as follows:

Claim Name	Anniversary	Code	Hectares
Retozo 50	07-Dec-05	01-03279	1000
Retozo 85	20-April-05	01-02245	1000
Retozo 86	20-April-05	01-02246	1000
Retozo 90	20-April-05	01-02250	1000
Retozo 91	20-April-05	01-02251	1000
Retozo 92	20-April-05	01-02252	1000
Retozo 101	20-April-05	01-02261	1000
Retozo 102	20-April-05	01-02262	1000
		Total	8000

The recorded owner of the claims is Rio Tinto Mining and Exploration, Sucursal Peru. Cardero Resource Corp. has an option to purchase a 100% undivided interest in the property by making staged payments totalling $565,000 US ($115,000 paid) and issuing 70,000 shares (issued) over a four year period ending on January 27, 2008.

Accessibility, Climate, Infrastructure and Physiography

The property is located close to the Pan American Highway and is readily accessible by a series of secondary roads that lead from the highway to the abandoned Acari mine site, which is located just east of the claim area.  All parts of the claim area are easy to reach either along the existing network of secondary roads or by short travel by 4x4 or on foot off existing roads ..

The closest major community is the town of Nazca (population 20,0000), which is located about 50 km north of the property.  Nazca is a major tourist center with most amenities and services and is located on the Pan American Highway about a 5-hour drive south of Lima.  A large deep-water port facility is located at Puerto San Nicolas, 40 km northwest of the property ..

The region is a dry desert environment with very minor rainfall.  The summer season can be very hot but there is often a moderating effect from the coast with an inflow of cool moist area in the morning and late in the day.  Vegetation is very sparse.  F lat basinal areas are virtually devoid of vegetation.  Surrounding hills contain sparse grasses and scattered small cacti.  May to September is generally cool with fog developing along the coast during most of the day.  Afternoons throughout the year typically are windy with drifting sand and dust storms.

Topographic relief over the claim area is quite modest.  Most of the claim area is covered by flat sand-covered “pampas” interspersed with small hills and ridges. Total relief is in the order of 150 meters.

History

Rio Tinto discovered Pampa de Pongo in 1994 while drill testing a large magnetic anomaly identified by an airborne magnetic-radiometric survey.  It was a blind target, totally concealed by a thick layer of aeolian sand.   The airborne survey was part of a regional exploration program designed to identify prospective IOCG targets in the district.  Follow-up drilling by RT in 1995 and 1996 identified widespread magnetite mineralization hosted in sediments and volcanics of Lower Paleozoic and Mesozoic age. Mineralization occurs in a northwest-trending structural corridor that is approximately one kilometer in width and in excess of six kilometers long. Results of the Rio Tinto work at Pampa de Pongo are discussed in a technical paper on the Marcona IOCG district by Rio Tinto staff geologists and researchers from Queen’s University, published in 2002 (Porter, T.M. (Ed), 2002 - Hydrothermal Iron Oxide Copper-Gold & Related Deposits: A Global Perspective, volume 2). In this paper the authors conclude that at Pampa de Pongo “Wide-spaced drilling suggests a potential resource of 1,000 Mt comprising approximately 75% magnetite.”

Exploration work carried out by RT included:

  9 Diamond drill holes (Total 4883.6m, maximum depth 800.4m)
  6 RC drill holes (Total 1401m, maximum depth 253m)
  200m line spaced Heli-Magnetic and Radiometric Survey
  3277 Gravity stations (lines 100-200m apart and 25m station intervals)
  1227 Rock-chip samples
  An Enzyme leach soil sampling program
  Dipole-dipole IP
    7 lines with 100m spacing for 29.3km
    3 lines with 200m spacing for 12.8km
  Geological mapping
  Metallurgical and mineralogical studies

Preliminary metallurgical test work carried out by RT indicated that a simple low intensity magnetic separation could produce a saleable concentrate grading 66 to 69% iron.

Geological Setting

The oldest rocks exposed in the Marcona district are Precambrian in age and part of the Coastal Basal Complex, consisting of gneisses, K-rich granites and migmatites that underlie the western and southern parts of the Marcona area.  In the Mina Justa – Marcona Mine area, this basement metamorphic complex is overlain by carbonates and pelitic sediments of the Lower Paleozoic Marcona Formation and marine andesitic to basaltic volcanics (and associated, hypabyssal intrusives), volcaniclastics and sediments of the Middle to Upper Jurassic Rio Grande Formation and Bella Union Volcanics.  Small remnants of the Upper Jurassic Jahuay Formation (mixed volcanics and sediments) and Lower Cretaceous Jauca Formation (sediments) cap the Jurassic succession.

Major intrusives include the San Nicolas Batholith, which predates the Jurassic sequence and underlies a large tract south and west of the Marcona mine area and the more extensive Lower Cretaceous Coastal Batholith, which underlies large areas east of Pampa de Pongo but does not occur in the Mina Justa – Marcona mine area.  Abundant intra-mineral and post-mineral andesitic dykes, sills and small stocks referred to as “ocoite” are intimately associated with the main deposits in the Marcona district and are inferred by Rio Tinto and others to signify long-lived thermal activity associated with high heat flow and transfer of hydrothermal fluids centered over magmatic sources at depth.  The ocoite is generally coarsely porphyritic and contains abundant large plagioclase phenocrysts, commonly with reaction rims recording multiple magmatic dissolution/overgrowth events.

There are three principal fault systems with related fracturing that have controlled mineralization in the Marcona district.  East-west normal faults referred to as the Pista fault system generally dip to the north and were active before and after mineralization.  The Repiticion faults strike northeast and dip 40 to 60 degrees to the southeast, often paralleling stratigraphy. The Huaca faults have a subvertical to steep northeasterly dip and strike northwest, parallel to the main regional fabric and are sites of repeated activation since the Early Mesozoic; the ocoite porphyries are generally aligned parallel to this trend.  The bigger deposits appear to be associated with the interplay/intersection of Huaca faults with northeast-trending Repiticion faults.  A flat-lying listric fault zone, with steep hanging-wall splays, that is thought to be part of the Repiticion fault set, hosts most of the mineralization at Mina Justa.

Most of the mineralization at the Marcona mine is hosted by carbonates of the Marcona Formation.  At Pampa Pongo the principle host rocks are volcanics, dolomites and fine-grained sediments of the Jurassic Jahuay Formation.

Deposit Type

The mineral deposits and showings located in the Marcona district have many of the defining characteristics of the iron oxide copper-gold (Olympic Dam-type) class of deposits.  Salient features include:

1.

Iron oxides (hematite and magnetite or martite after magnetite) are the principal ore-forming minerals.

2.

The main ore forming process is iron metasomatism by direct precipitation in veins or by insitu replacement.

3.

Deposits formed in a shallow crustal environment.

4.

Deposits occur as both concordant and discordant bodies.

5.

There is evidence of strong structural control in both concordant and discordant mineral occurrences.

6.

There is extensive development of secondary actinolite and evidence of potassic and sodic metasomatism as manifested by the presence of K-spar, biotite, scapolite and albite.

7.

Mineralization occurs in a number of structural settings in a variety of host rocks.

8.

There is a general geochemical association with Mo, Cu, B, F, P, As, Co, Au, Ag and rare earth elements.

Mineralization

A geological map of the Pampa de Pongo property with drill hole locations and an outline of the main magnetic anomalies is presented in Figure 3 at a scale of 1:20,000.  Sections A-A' and B-B' provide cross-sections through the main deposit (Central Zone) and Section C-C' is an interpretative section through the South Zone.

The deposits at Pampa de Pongo consist of mainly semimassive to massive magnetite replacement zones with 1 to 10% sulphide (pyrite-pyrrhotite-chalcopyrite ± minor marcasite, bornite, arsenopyrite, sphalerite and galena) and minor specular hematite. Rio Tinto reportedly identified valleri ite in some of the samples. The deposits contain a high MgO content associated with serpentine, talc and magnesite.  The principle phosphate mineral is apatite.

The deposits are semi-concordant and appear to have been controlled by a number of factors including host rock lithologies, primary porosity and secondary porosity related to fracturing and brecciation.   Alteration minerals include serpentine, talc, epidote, chlorite, magnesite, dolomite, calcite, actinolite, albite, tourmaline, garnet, phlogopite, bio ti te, sericite and K-spar.  Several phases of alteration-mineralization are apparent which include:

    1.   An early sodic alteration (albitization) associated with an outer propylitic halo.

2.

Fracturing-brecciation with initial strong magnesium metasomatism (serpentine, talc, magnesite alteration) progressing to iron-magnesium metasomatism with the precipitation of fine-grained magnetite ± sul phides (pyrite-pyrrhotite).

3.

Later phase of coarse magnetite (replacement zones and veins) with sulphide (pyrite-pyrrhotite-chalcopyrite) ± actinolite.

4.

Late calcite-magnetite-sulphide (pyrite-chalcopyrite ± pyrrhotite) phase. Commonly as lenses/veins with a calcite cores and massive magnetite margins.

The central parts of the zones typically are intensely altered and recrystallized.  Primary textures generally are not recognizable except in less intensely altered sections where the fracture-controlled nature of the mineralization is often evident. Pseudobreccias locally are developed and consist of partly preserved insitu fragments and small blocks of host rock in an altered-mineralized matrix.   Tectonic and hydrothermal breccias are present in a number of sections in both the Central and South Zones indicating a strong fault control on the geneses of the deposits.

The Central Zone consists of a deep, flat-lying, semimassive to massive replacement lens up to 370 meters thick and about 1000 meters across. Mineralization appears to be quite consistent, averaging about 62% magnetite with sections of +80% magnetite.  Dykes are a minor component of the deposit but a thick section of hypabyssal porphyry sills and dykes (ocoite) occurs along the top of the deposit along section A-A'.  The base of the sill complex is strongly fractured, sheared and brecciated and contains up to 40% magnetite in veins, replacement lenses and breccias.

The S outh Z one consists of semimassive to massive magnetite-sulphide within a horizon that has a thickness of up to 120 m and has been traced over a distance of about 1,200 m (Section C-C'). The top part of the deposit has been eroded and is covered by a thick section of Quaternary to Recent sand and gravel.  The base of the deposit appears to be conformable with bedding, which along Section C-C' has an apparent dip of about 25º east.

The western edge of the South Zone is down-dropped about 125 m along a northeasterly-trending fault.  There is good evidence of a second fault between holes 9 & 13, which may have been the main conduit for the mineralizing fluids. h ole13, which is located just east of the inferred fault, intersected hanging-wall stratigraphy well below the projected extension of the mineralized horizon indicating a major down-drop in this area.   The bottom part of h ole13 intersected a broad interval of strong albite-Kspar alteration with abundant pyrite, which could be halo-type mineralization adjacent to the fault.  Similar alteration occurs in the footwall section immediately below the mineralization in the bottom parts of holes 8, 9 and 19.

A magnetic inversion model of the South Zone outlined two anomalies (see Fig. 3); a small one associated with the down-dropped block to the west and a larger one associated with the main mineralized section to the east.  The inversion model indicates that both magnetic anomalies plunge about 65º to the northeast. Holes 7, 8, 9 and 10 were dr illed close to the southern edge of the anomalies   To test the down-plunge direction of the main anomaly, h ole DDH04-19 was set up close to Hole 8 and drilled -75º NE (elected not to go flatter do to thick sand cover and increased probability of encountering problems do to caving). The hole intersected 187.6 m of magnetite mineralization compared to 109.0 m in h ole 8.  The bedding angle in the core was about the same in both holes (≈ 30º) indicating that there is indeed an apparent thickening of mineralization to the northeast that correlates well with the magnetic model.

Exploration

Exploration work by Cardero in 2004-2005 included surface mapping, an electromagnetic survey (TEM), detailed high-resolution ground magnetic surveys (117 line-km), magnetic data processing (3D inversion modeling) and diamond drilling (4,596.6 m in 14 holes).  Quantec Geoscience Ltd completed the TEM survey, magnetic surveys and magnetic data processing and provided reports discussing the results of the work. Results of the surface mapping have been incorporated with the work of Rio Tinto and presented in Fig 3 at a scale of 1:20,000.

The Initial TEM survey consisted of ten lines totalling 30 line-km was completed in March, 2004.  The survey provided initial coverage over three main airborne magnetic anomalies identified by Rio Tinto.  Two significant conductors were identified, one along the northeastern edge of the central mag anomaly (Central Zone) and one along the northeast edge of the southern mag anomaly (South Zone).  Five infill lines were completed in these areas to provide more detail and close off the anomalies.  Both anomalies have a strike length of about 1.0 km and dip moderately to the northeast, parallel to the regional stratigraphy.  Conductivity values in both areas are in the range of 3 to 6 ohm-m. Both are concealed by overburden.

Detailed high-sensitivity ground magnetic surveys were completed over the Central and South Zones by Quantec between October 5-25, which was followed by data processing.  3D modeling of the magnetic data proved to be very instructive.  A large pear-shaped highly magnetic zone was outlined in the Central Zone that correlates very well with the drill results (refer to Sections A-A' and B-B').  At it’s widest part the anomaly is 1.0 to 1.2 kilometers in diameter and extends locally to a depth of more than 1.0 km. The upper part of the anomaly correlates well with an upper shell of magnetite vein-stockwork/breccia mineralization intersected in Holes 1 & 21.  The deeper, larger and stronger part of the anomaly correlates well with the main massive magnetite mineralization intersected at depth (Holes 1, 2, 3, 20A & 21).

3D magnetic modeling of the South Zone, as previously noted, outlined two magnetic bodies that correlate well with the main replacement lens and a faulted-off western segment.  Both anomalies have an apparent 65º northeasterly plunge.  The down-plunge direction in the main anomaly was tested by Hole 19, which confirmed a thickening of the mineralization in this direction.

Drilling

The drill program was contacted to Geotec Ltd., headquartered in Lima, Peru.  A truck-mounted hydraulic drill rig with number of support vehicles were utilized.  HQ equipment was used at the start of each hole and switch to NQ where the depth of the hole exceeded 400 m (about a 400 m limit for HQ with the drill used).  Drilling commenced on July 22, 2004 and was completed on Feb. 10, 2005.  The particulars of the holes are as follows:

Drill Program, Pampa de Pongo Project

Hole No.	Easting*	Northing*	Elev(Approx)	Dip	Azimuth	Depth( m)
DDH04-10	519499	8298000	395	-90º		281.00
DDH04-11	519600	8297500	370	-90º		118.55
DDH04-12	519725	8296950	345	-90º		136.05
DDH04-13	520445	8297425	361	-90º		677.30
DDH04-14	516750	8302100	437	-90º		206.00
DDH04-15	515750	8305450	463	-90º		236.15
DDH04-16	515354	8304778	556	-60º	088º	192.00
DDH04-17	519989	8297276	352	-72º	250º	151.00
DDH04-18	520275	8297500	363	-90º		73.00
DDH04-19	519813	8297642	371	-75º	045º	425.85
DDH04-20	517400	8301400	435	-90		269.40
DDH04-20A	517416	8301400	435	-90		660.50
DDH04-21	517450	8301655	437	-90		784.80
KA04-1	526626	8301309	572	-90		385.00
					Total	4596.60

*WGS 84 datum            Borehole numeric sequence continues from previous Rio Tinto core holes.

During the drill program the crew stayed at Lomas, a small community located on the coast about a 30-minute drive from the property.  The drill operated 24 hours per day in two 12-hour shifts, each consisting of one driller and three helpers.  Drill core was trucked back to Lomas at the end of each shift where it was stored at a secure site for future logging and sampling.

The initial part of the drilling was directed towards evaluating the copper-gold potential peripheral to the main iron deposits (analogous to the setting of the Mina Justa copper deposit which occurs adjacent to Marcona).  The later portion of the drilling was designed to evaluate and refine the iron resource potential in the Central and South deposits using the results of the 3D magnetic modeling.

A general summary of the holes is tabulated below.

Hole	Target	Results
DDH04-10	EM Conductor located along the NW flank of the South Zone	220.8-270.0 m: 49.2 m (42.5 m true width) @ 38.8% Fe, 0.32% Cu, 0.34 g/T Au.
DDH04-11	Extension of EM conductor, 500 m S of DDH04-10	Intersected post-mineral dyke. Terminated due to bad ground conditions.
DDH04-12	Satellite conductor W of South Zone	No significant mineralization.
DDH04-13	South edge of the South Zone	Strong Na-K alteration with abundant pyrite minor Cu-Au.
DDH04-14	EM conductor along the western flank of the Central Zone	Semi-massive, low-grade (<30% Fe) magnetite-pyrite mineralization between 98.5-102.5 m and 133.4-160.0 m.
DDH04-15	Overburden covered basin at a major structural intersection associated with a broad, weak magnetic anomaly	No significant mineralization.
DDH04-16	Series of surface copper showings along a NNE-trending structure.	154.3-187.5 m: fault breccia with disseminated to semi-massive pyrite magnetite and hematite. The interval 154.3 – 173.6 m (19.3 m) assayed 0.88 g/T Au.
DDH04-17	East edge of South Zone	Hole lost in overburden due to caving.
DDH04-18	Central part of South Zone	Hole abandoned in overburden.
DDH04-19	Central part of South Zone. Test of 3D magnetic model.	212.45-400.0 m: 187.55 m (172.0 m true width) @ 36.2 % Fe, 0.17% Cu, 0.28 g/T Au
DDH04-20	Central Zone. Test of 3D magnetic model.	Hole lost in fault zone: redrilled 15 m to the east as Hole 20A.
DDH04-20A	Central Zone. Test of 3D magnetic model.	292.0-600.0 m: 292.0 m (282.0 m true width) @ 47.4% Fe, 0.16% Cu, 0.11 g/T Au. 600.0-626.0 m: 26.0 m @ 30.2% Fe, 0.09% cu, 0.07g/T Au.
DDH04-21	Central Zone. Test of 3D magnetic model.

22.5-416.0 m:  347.0 m (true width)  @ 22.5% Fe,

0.07% Cu, 0.04 g/T Au.

416.0-482.0 m:  66.0 m (true width) @ 30.1% Fe,

0.05% Cu, 0.03 g/T Au.

482.0-784.0 m:  302.0 m (true width) @ 51.6% Fe,

0.10% Cu, 0.06 g/T Au.

KA-001	Kampana Target – Large circular mag anomaly centered about 4 km east of the Central Zone	154.0-425.85 m (251.85 m) of continuous stockwork magnetite mineralization.

Holes DDH04-20A and 21 tested the central part of the Central Zone 3D inversion magnetic model. Hole 20A, drilled slightly south of the center of anomaly, intersected a continuous interval of semimassive to massive magnetite mineralization starting at a depth of 314.75 m and continuing to a depth of 626.0 m (total intercept 311.25 m). A 102 m interval above this zone contains variably sheared hypabyssal intrusive (ocoite) with veins of massive magnetite ± sulphide.

Hole 21 is located 255 m north of hole 20 and 84 m east of Rio Tinto hole PPD 001. The hole intersected massive magnetite-calcite between 53.15- 77.3 m, coarse breccia (volcanic clasts with a magnetite-sulphide-calcite matrix) between 77.3- 167.0 m and a mixture of hypabyssal intrusive (ocoite), mineralized hydrothermal breccias and semimassive to massive magnetite between 167.0- 482.8 m.  Starting at a depth of 482.8 m the hole intersected a continuous interval of semimassive-massive magnetite that continued to a depth of 784.8 m (bottom of the hole).  Assays received from the bottom interval (continuous 302 m section) returned a weight average of 51.6% iron (73.8% Fe2O3).

Detailed drill logs for all of the holes are provided in Appendix B.

Sampling Method and Approach

Drill core was logged and split at a secure gated site in Lomas.  The core was first washed and then measured, logged and photographed.  Sample intervals were marked off on the core and along the edges of the core boxes using an indelible-ink, felt-tipped pen.  After sample intervals had been assigned, the core was split in half longitudinally with a rock saw supplied by Geotec.  Care was taken to clean the saws between samples.  After splitting, one half of the sample was placed in a plastic sample bag along with a numbered sample tag and then the sample bag was zip-locked with a machine. The other half of the sample was returned to the core box for future reference.  Although the sample interval varied in some sections due to geological dictates, a sample interval of 2.0 m generally was maintained throughout the hole where visible alteration or mineralization was evident.

In total, 928 core samples were submitted for gold and multi-element ICP analyses.  Analytical results are listed in Appendix C ..

Sample Preparation, Analyses and Security

Care was taken to ensure the integrity and security of each sample.   All samples were packed in large fiberglass rice sacks (about 4 samples per sack) that were taped shut and “locked” with individually numbered metal security tags.  The contents of each sack along with the corresponding security tag number were recorded for future reference.

Samples were driven by truck directly to the ALS Chemex lab in Lima.  The Lima lab handled the sample preparation and gold analyses. Pulps were shipped to the ALS Chemex lab in Vancouver, B.C. for the multi-element ICP analyses.

ALS Chemex laboratories have a quality assurance program that operates according to the International Standards Organization (IOS) guidelines.  Each laboratory employs a comprehensive quality control program covering both sample preparation and analysis with regular internal audits undertaken to ensure compliance with documentation procedures required by the IOS.

Gold analyses were determined by Fire Assay with an AA (atomic absorption spectrometry) finish from a 50 g sample.  For the ICP work, two types of analyses were performed.  For most of the mineralization the ME-ICP81 procedure was used which provided results for the major oxides plus Fe, Cu, Co, As, Ni, Cr, S, Zn, Pb, S, TiO2 and P2O5.  For this procedure a prepared sample is added to sodium peroxide flux, mixed well and then fused in a 650ºC furnace; the resulting melt is cooled and then dissolved in 250 ml of 10% hydrochloric acid and then analyzed by inductively coupled plasma (ICP) – atomic emission spectrometry (AES) and the results are corrected for spectral inter-element interferences.  For low-grade or weakly mineralized holes, a standard 34-element package (ME-ICP41) was used;  this analytical procedure uses aqua-regia acid digestion with an IPC-AES determination.

 Laboratory standards are run routinely by ALS Chemex to ensure quality control and lack of contamination.

Data Verification

All of the assay data was checked against field notes and drill logs to ensure that there were no unusual inconsistencies between the reported results and field observations.

In addition, 18 sections of core were resplit (i.e. quartered the core) as a general check of the sampling procedure and for comparison with the ALS Chemex earlier results. The samples were submitted separately at the end of the drill program.  Resplits included both mineralized and weakly mineralized sections of core.  A comparison of the results for Fe, Cu and Au from the original samples and resplits is shown in the following table.

Sample Interval	Fe (%) Original	Fe (%) Resplit	Cu (%) Original	Cu (%) Resplit	Au (ppb) Original	Au (ppb) Resplit
H10 238-240	44.3	46.78	0.040	0.047	38	34
H13 484-486	9.76	12.55	0.380	0.786	230	412
H13 526-528	14.00	15.10	0.349	0,217	21	22
H13 661-663	10.55	8.08	0.093	0.002	16	12
H14 143-145.55	30.00	34.7	0.093	0.137	71	66
H15 188-190	3.09	3.50	0.004	0.004	5	5
H15 212-214	4.09	3.84	0.086	0.066	18	14
H16 154.3-156.2	13.25	15.90	0.003	0.004	927	639
H19 222-224	42.10	45.42	0.072	0.140	219	161
H19 302-304	45.30	54.63	1.905	2.490	1,905	11,600
H19 410-412	46.50	46.74	0.309	0.511	90	96
H20A 318-320	50.10	52.62	0.134	0.222	75	84
H20A 398-400	57.50	56.75	0.119	0.244	69	86
H20A 500-502	38.30	40.08	0.197	0.299	212	289
Sample Interval	Fe (%) Original	Fe (%) Resplit	Cu (%) Original	Cu (%) Resplit	Au (ppb) Original	Au (ppb) Resplit
H20A 522-524	62.31	62.57	0.125	0.142	44	35
H21 106-108	30.10	35.70	0.101	0.141	285	93
H21 454-456	38.90	42.16	0.052	0.055	20	23
H21 770-772	54.50	55.98	0.098	0.150	89	53

There is general a good correlation between the two sets of results with somewhat higher values for Fe and Cu in the resplits.  There is a significant variance in one set of high gold numbers from H19, 302-304.  ALS Chemex reran some other intervals containing high gold values and a similar variance was noted.  Two examples from Hole 19 are shown below.

Sample Interval	Au (Reported) ppb	Au (Reruns) ppm	Cu (%)
H19 304-306	740 (0.74 ppm)	9.34, 1.63, 3.83	0.381
H19 360-362	2750 (2.75 ppm)	1.46, 0.30, 4.67	1.910

ALS Chemex attributes the discrepancies to a “nugget” due to the presence of free gold.

Overall the writer is satisfied that Fe and Cu values are fairly represented with possibly a slight underreporting of values.

There is an apparent close association between copper and gold in the Pampa de Pongo deposits .. Gold probably occurs as relatively coarse inclusions in chalcopyrite (main Cu mineral). The apparent coarse nature of the gold results in a significant nugget effect when a standard sample size and standard geochemical fire assay technique are used.  Possibly the best way to overcome this nugget effect is to use a large sample with a hot cyanide extraction and an ICP finish.

Metallurgical Testing

Results of preliminary metallurgical test work, carried out for Rio Tinto by Anamet Services are discussed in a Rio Tinto report dated May 2003 by Nick Hawkes, Tim Moody et al.  The following is an excerpt from the report relating to this study.

Anamet Services undertook characterisation tests and determinations of magnetite contents.  Samples varied between 68 and 92 weight percent magnetite with an average of 74.9%.

Results suggest that a very high degree of liberation will be achieved at a grind size that will be appropriate to yield a <150um sized final product.  Relatively simple magnetic separation stages are adequate for the recovery and cleaning of magnetite, but a significant degree of sulphur contamination will result from the recovery of magnetite bearing pyrite/marcasite aggregates and, to a lesser extent composite magnetite-pyrite/marcasite grains. To remove such aggregates a flotation stage would need to be added, which if added prior to the magnetic separation stage, could be used also for copper recovery.

Mineralogical characterisation identified the principal minerals of concern as apatite (for the presence of phosphorous) and sulphide minerals, (pyrite and marcasite, pyrrhotite, chalcopyrite and valleriite).

Unlike some hematite ores, the Pampa Pongo magnetite material could not be marketed without processing to upgrade the quality.  Met-Chem was therefore asked to test two small samples from holes PPD-4 and PPD-9 for pelletization studies.

The summary of the report indicates that the ore could be easily concentrated to a commercial level (66 to 69%) through a simple low intensity magnetic separation (LIMS) operation.  The remaining gangue material mainly consisted of MgO and sulphur that could not be easily removed, although conventional floatation after the LIMS stage was tried.  The higher than normal MgO is considered a problem although some electric furnace operations prefer a basic, high MgO, slag to reduce furnace slag-line refractory erosion.

The concentrated ore was pelletized and tested.  The conclusions being that although some problems existed from the small sample tested it did appear technically feasible to produce saleable pellets.

Specific Gravity Measurements

The author carried out a series of specific gravity measurements of low grade, high-grade and transitional types magnetite mineralization from Hole DDH04-20A. Measurements were collected from specific sample intervals for comparison with reported Fe grades.  SG’s were calculated by measuring the weight of the core from the sample interval dry and then weighing the core from the sample interval immersed in clean water (corrected for the weight of the holding tray).  The weight difference was used to calculate the volume of the core and SG (dry weight/volume)  SG measurements are listed below.   Fig. 7 is a plot of SG measurements vs. Fe grades.  Overall there is a good correlation between Fe grades and calculated SG’s.

Specific Gravity Measurement

Sample Interval	Description	Dry Weight lbs	Wet Weight lbs	Difference lbs	Volume cm³	Specific Gravity grams/cm³
266-268	40% massive mag, 60% calcite	19.2	13.6	5.6	2540	3.43
HQ	± sulphides.
314-316	Low-grade mag mineralization	19.8	14.0	5.8	2630	3.41
HQ	Serpentinized host
324-326	Competent semimassive mag	25.2	19.2	6.0	2722	4.20
HQ	mineralization; serp-cal gangue
342-344	High-grade, massive magnetite-	27.8	21.8	6.0	2722	4.63
HQ	sulphide mineralization.
354-356	Mid-grade, uniform mixture of	24.2	18.0	6.2	2812	3.90
HQ	magnetite-serp-dol-sulphide.
370-372	Mid to mod grade; magmetite-	26.1	19.8	6.3	2858	4.14
HQ	serpentine-calcite mix.
406-408	Massive magnetite with 30 vol	27.2	20.7	6.5	2948	4.19
HQ	% white dolomite
420-422	Massive magnetite with 15-20	16.7	12.95	3.75	1701	4.45
NQ	vol % carbonate; some poroisty
440-442	Low to mid grad; magnetite-dol	13.5	9.8	3.7	1678	3.65
NQ	serpentine mix.
448-450	Low-grade with abundant serp;	9.4	6.25	3.15	1429	2.98
NQ	unmineralized frags ± carb.
454-456	Similar to last interval.	11.95	8.5	3.45	1565	3.46
NQ	Somewhat higher grade.
466-468	Moderate grade magnetite-dol.	12.7	9.5	3.2	1452	3.97
NQ	Albite-altered clasts.
472-474	Low-grade. 50/50 magnetite-	11.2	7.9	3.3	1497	3.39
NQ	srpentine/dolomite.
482-484	Moderate to high-grade mag min	14.5	11.2	3.4	1542	4.56
NQ	5-6% calcite.
520-522	High-grade magnetite min.	12.7	9.8	2.9	1315	4.38
NQ	5% calcite; some porosity.
526-528	Mid-grade; secondary breccia;	13.4	10.1	3.3	1497	4.06
NQ	some porosity.
536-538	Mid-grade; serpentine -dolomite	14.6	11.2	3.4	1542	4.29
NQ	gangue
586-588	Massive high-grade magnetite	18.8	14.8	3.6	1633	4.72
NQ	mineralization; 5-8% sulphide
598-600	Low to mid-grade; 50/50 dol-	11.0	8.0	3.0	1361	3.67
NQ	serpentine.
620-622	Mid to high-grade magnetite	10.3	7.6	2.7	1225	3.81
NQ	serp-dol gangue; some porosity
622-624	Similar to last interval.	12.9	8.75	4.15	1882	3.11
NQ
638-640	Uniform low-grade magnetite.	9.5	6.1	3.4	1542	2.79
NQ	Dolostone host.

	Misc Lithology Measurements
77.5	Ocoite Porphyry	8.2	5.2	3.0	1361	2.73
89.7	Ocoite Porphyry	5.6	3.6	2.0	907	2.80
643.5	Dolostone	3.35	2.2	1.15	522	2.91
658	Kspar altered sediment.	4.05	2.55	1.5	680	2.70

1.0 lb = 453.597 g                  Instrument error:  ± 0.1 lb

Interpretation and Conclusions

Exploration work to date has established that the Pampa de Pongo Property contains a significant resource of Fe ± Cu-Au mineralization.  Mineralization occurs as large, semimassive to massive replacement zones hosted by sedimentary and volcanic units of the Upper Jurassic Jahuay Formation.  The deposits belong to IOCG family of deposits (Olympic Dam Model) with strong similarities to the iron deposits at Marcona.

Recommendations

A preliminary scoping-type study is currently being undertaken that will assess underground mining costs, processing, shipping, infrastructure and other relevant factors to determine if economic extraction is feasible using the current resource estimate.  Further work on the project would be contingent upon the results of this preliminary economic study.

Appendix A

Writer’s Certificate

      G.BELIK & ASSOCIATES

                         1815 North River Drive, Kamloops, B.C., Canada V2B 7N4

Tel: (250) 376-8351

Fax: (250) 376-8351

            Email: gbelik@shaw.ca

       CERTIFICATE of AUTHOR

      I, Gary D. Belik, P.Geo. do hereby certify that:

1.

I am currently self employed as a geological consultant (minerals) with my office located at:

1815 North River Drive

Kamloops, B.C., Canada

V2B 7N4

2.

I graduated with a degree in Bachelor of Science in Geology (honours) from the University of British Columbia in 1970.  In addition, I have obtained a degree in Master of Science in Geology from the University of British Columbia in 1974.

3.

I am a Member of the Association of Professional Engineers and Geoscientists of British Columbia and a Fellow of the Geological Association of Canada.

4.

I have worked as a geologist for a total of 35 years since my graduation from University.

5.

I have read the definition of “qualified person” set out in National Instrument 43-101 (“NI 43-101”) and certify that by reason of my education, affiliation with a professional association (as defined in NI 43-101) and past relevant work experience, I fulfill the requirements to be a “qualified person” for the purposes of NI 43-101.

6.

I am responsible for the preparation of all sections of the technical report titled Geological Report on the Pampa de Pongo Property, Department of Arequipa, Caraveli Province, Peru and dated March 22, 2005 (the “Technical Report”) relating to the Pampa de Pongo property. I visited the Pampa de Pongo property for a total of 92 days between April 29, 2004 and Feb 19, 2005.

7.

I have not had prior involvement with the property that is the subject of the Technical Report.

8.

I am not aware of any material fact or material change with respect to the subject matter of the Technical Report that is not reflected in the Technical Report, the omission to disclose which makes the Technical Report misleading.

9.

I am not independent of the issuer applying all of the tests in section 1.5 of National Instrument 43-101, by having stock options and an employment contract with Cardero Resource Corp.

10.

I have read National Instrument 43-101 and Form 43-101F1, and the Technical Report has been prepared in compliance with that instrument and form.

11.

I consent to the filing of the Technical Report with any stock exchange and other regulatory authority and any publication by them, including electronic publication in the public company files on their websites accessible by the public, of the Technical Report.

Appendix B

Drill Logs

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-10	East: 519499 (WGS84) North: 8298000
PROJECT: Pampa de Pongo			Dip: -90 AZ:	Depth 281.0 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 22/07/04 to 29/07/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu (%)	Au (ppb)
0 – 33.0	Triconed; No recovery

33.0 – 220.8	Quaternary Sedimentary Cover:
	33.0-33.5 Grey moderately
	compact sand.
	33.5-34.0 Limy sand with shell
	fragments; mainly leached
	leaving a spongy porous
	box work.
	34.0-43.0 Mainly friable and
	loose fine grey sand.
	43.0-43.4 Coarse polymictic
	conglomerate with calcareous
	sand matrix and shell frags;
	moderate compaction.
	43.4-53.0 Compact fine grey
	sand becoming coarser at
	depth; local transported
	limonite.
	53.0-56.0 Fine to coarse graded
	grey sand; local shell frags;
	bedding 70°/core.
	56.0-57.9 Tan-brown friable
	sandstone/conglomerate.
	57.9-64.6 Compacted but friable
	grey, fine to coarse sand.
	64.6-66.1 mixed sand and
	conglomerate; 65 cm boulder
	of hornblende porphyry.
	66.1-122.2 Thick section of tan
	to light brown polymictic congl.
	with sandy to pebbly sand
	matrix; moderate compaction
	but still friable.
	122.2-126.4 similar congl. with
	sandy-clay matrix.
	126.4-127.4 Brown compact
	sandy clay layer.
	127.4-127.7 Clay with rock frags.
	127.7-141.0 Polymictic congl.
	with sandy clay matrix;
	moderate compaction.
	141.0-148.6 Tan-brown compact
	sand; clay-rich at top becoming
	sandier at base.
	148.6-186.7 Loose to weakly
	compacted sand; locally fine
	black laminations of magnetite.
	Bedding 10° to 30° to core.
	146.7-217.9 Conglomerate with
	sandy matrix and sand inter-
	beds; moderate compaction.
	217.9-220.8 Conglomerated with
	well-rounded to angular clasts
	of massive magnetite
	increasing in abundance at
	depth.

220.8	Start of bedrock.

220.8-221.4	Banded, semimassive magnetite;	Chlorite-talc gangue.	60-70 vol % magnetite	Relict bedding locally	220.8-222.5	359001	47.3	0.966	1300
	replacement mineralization.	Primary lithological	with +5% pyrite. Large	preserved at about
		characteristics	elongate lath-like crystal	45°/ core.
		completely overprinted	aggregates of pyrite which
		by mineralization-alter	appear to be pseudomorphs

221.4-221.8	Block of fine-grained, green	Propylitic		Slickensided fractures.
	andesite (probably dislodged
	dyke material); slickensided
	fractures; propylitic alteration.

221.8-222.5	Broken massive magnetite	Chlorite-talc; talc	Massive magnetite, 5% py,	Local breccia texture.
	replacement mineralization.	occurs as dense	0.5%-1% cpy.
		compact variety in
		matrix with chlorite and
		possibly serpentine
		and as crystalline
		aggregates in fractures
		and vugs.

222.5-223.75	Light green, post-mineral, fine-	Propylitic		Fractured.	222.5-223.75	359002	6.86	0.036	25
	grained andesite porphyry dyke.

223.75-229.5	Semimassive magnetite	Blotchy replacement	40-50 vol % magnetite,	Late stage thin calcite	223.75-226.0	359003	49.1	0.085	35
	replacement mineralization	with calcite-chlorite-	2%-3% pyrite and traces of	veins.	226.0-228.0	359004	31.6	0.026	22
		magnesite-talc-serp-	Cpy. Two stages of		228.0-229.5	359005	35.0	0.059	50
		actinolite gangue.	mineralization 1) fine-
			grained matrix min and 2)
			later stage coarse irreg
			magnetite replacement
			zones assoc with calcite
			and magnesite.

229.5-231.8	Post-mineral andesite dyke	Propylitic. Talc in			229.5-231.8	359006	4.66	0.021	10
		fractures and veinlets.

231.8-235.3	Semimassive magnetite	Calcite-magnesite-talc.	40 vol % magnetite, 4%-5%		231.8-234.0	359007	36.0	0.295	277
	replacement mineralization.		pyrite, local cpy. Large		234.0-236.0	359008	42.3	0.515	578
			prismatic-type py growths.

			@ 234.55 m: 10 cm band
			coarse semimassive py+cpy
235.3-238.5	Massive magnetite	Talc-Magnesite-calcite	70 vol % magnetite, pyrite,	Later stage veinlets and	236.0-238.0	359009	50.6	0.028	25
	replacement mineralization.		local cpy.	pressure shadows with
				coarse calcite, mag,
				pyrite and cpy.

238.5-242.2	Semimassive magnetite	Talc-magnesite-calcite.	40-50 vol % magnetite,		238.0-240.0	359010	44.3	0.040	38
	replacement mineralization.		pyrite, local cpy; initial finer		240.0-242.0	359011	41.6	3.240	2880
			grained phase of mineral-n
			ization and later x-cutting
			coarse-grained phase.
			240.8-241.4 6.0 cm interval
			of coarse magnetite with
			abundant pyrite, 4-5% cpy

242.2-248.0	Mainly coarse, semimassive	Interstitial, compact,	Av 40 vol % magnetite; large		242.0-244.0	359012	30.3	0.027	36
	magnetite mineralization of	light pistachio-green	prismatic-type pyrite		244.0-246.0	359013	36.8	0.407	968
	variable intensity.	talc-serpentine(?)	growths.		246.0-248.0	359014	29.4	0.118	65
		gangue. @244.15
		rounded clast of partly
		preserved sediment.

248.0-261.0	Semimassive magnetite	Both phases with	60 vol % magnetite, 3% py	@251.0 banding (relic	248.0-250.0	359015	46.7	0.090	55
	mineralization with both the early	interstitial talc; later	251.4-251.75 unmineralized	bedding?) 20°/ core.	250.0-252.0	359016	38.0	0.082	172
	finer-grained and later coarse-	phase with coarse	andesite.		252.0-254.0	359017	43.3	0.074	44
	grained phases of mineralization.	calcite and pyrite.	252.5-252.65 unmineralized		254.0-256.0	359018	44.8	0.062	63
			andesite		256.0-258.0	359019	37.5	0.415	487
			257.0-257.2 coarse calcite-=talc		258.0-260.0	359020	35.3	0.060	88
			talc-lens.		260.0-262.0	359021	53.8	0.087	118

261.0-267.0	More massive magnetite	Calcite-talc-serpentine	70 vol % magnetite, 4-5%		262.0-264.0	359022	36.3	0.043	61
	replacement mineralization.	gangue.	py; local cpy.		264.0-266.0	359023	50.9	0.242	233
					266.0-267.0	359024	58.6	0.399	344

267.0-268.6	Similar massive magnetite	Magnesite-talc-	65 vol % magnetite, +5%		267.0-268.6	359025	51.6	0.596	547
	Mineralization.	serpentine gangue.	py with local splashes of
			good cpy mineralization;
			most of the py is coarse
			bladed variety.

268.6-269.9	Somewhat laminated, sulphide-	Chlorite-talc matrix.	+30% pyrite-pyrrhotite +		268.6-270.0	359026	26.0	0.528	407
	talc rich, marginal phase.		dissem cpy; 20% magnetite

269.9-271.8	Green soft unit.	Intense talc-chlorite	3% py, 5% magnetite.	Banding (relic bedding)	270.0-272.0	359027	7.55	0.068	51
		alteration with		50°/ core.
		magnesite and serp-
		entine; locally +70%
		Talc.

271.8-273.2	Lower talc alteration zone.	Patchy marble pattern;	5% disseminated pyrite.
		abundant dissem white
		micaceous talc in grey
		magnesite matrix;
		halos of massive talc
		adjacent to fractures.

273.2-281.0	Resistant pebbly wacke.	Talc-chlorite-magnesite	Minor pyrite.	Bedding approx 45°
		in irregular patches &
		halos adjacent to
		fractures.

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-11	East: 519600 (WGS84) North: 8297500
PROJECT: Pampa de Pongo			Dip: -90 AZ:	Depth 118.55 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 29/07/04 to 02/08/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu (%)	Au (ppb)
0 – 11.9	Triconed; No recovery.

11.9 - 92.9	Recent to Quaternary
sedimentary cover.
11.9-14.65 Mainly pebbles and
a few cobbles recovered; most of
of the sandy matrix material
was not recovered.
14.65-77.8 Uniform, tan, weakly
compacted sand.
	70.0-73.4 Fine black laminations			Bedding 30° to 40°
(magnetite) 30° to 40°/ core.
77.8-86.3 Polymictic conglomerate
with sand matrix; moderate
compaction.
86.3-90.7 moderately compacted
sand; bottom section is a
pistachio-green color.
90.7-92.9 Moderately compacted
conglomerate with a few rounded
pebbles of magnetite.

92.9	Start of bedrock.

92.9-95.7	Light green, fine-grained,	Strong clay alteration which		Fractured and
	weathered andesite(dyke?).	is probably related to		brecciated
weathering.

95.7-97.2	Similar light green andesite. Some	Less clay alteration.		Strongly fractured and
	faint banding evident (may be			sheared.
sediment).

97.2-112.0	Green fine- to medium-grained	Mainly propylitic. Bleached	1% to 2% pyrite along	102.7-103.2 Soft
	andesite dyke. Abundant thin	halos (albite?) adjacent to	fractures and as	breccia-shear zone
	calcite veinlets.	some fractures. Small Qtz	disseminations.	70°/ core.
and Qtz-Ab clots with
chlorite-pyrite rims. 30 cm
marble-textured zone at
base with secondary Cl-Se.

112.0-116.3	Same andesite dyke.	Propylitic; local bleaching.		Highly fractured and
sheared with sections
of gouge.

116.3-118.5	Same	Moderately bleached;	2% disseminated pyrite.	Moderately fractured;
		possibly incipient albite		last 20 cm sheared.
alteration.

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-12	East: 519725 (WGS84) North: 8296950
PROJECT: Pampa de Pongo			Dip: -90 AZ:	Depth 136.05 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 02/08/04 to 05/08/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu (%)	Au ppb
0–18.5	Triconed; No recovery

18.5-110.7	Recent to Quaternary
sedimentary cover:
18.5-22.3 70% large cobbles
with grey sand matrix.
22.3-36.1 Compact, tan-brown
sand; local coarser sand
interbeds with a few pebbles.
	36.1-36.5 Orange-brown clay			Fragmental texture.
layer.
36.5-37.0 Sandy clay.
37.0-37.4 Clay
37.4-40.0 Tan-brown compact
sand with local clay-rich bands.
40.0-46.2 Mainly orange-brown
clay; local sandy clay bands.
	46.2-47.0 Compact sand;			Bedding 30°/ core.
47.0-47.1 Clay
47.1-47.3 Sand
47.3-49.5 Compact, dense clay.
49.5-52.3 Compact sand and
sandy clay.
52.3-56.6 Clay.
56.6-60.0 Interbedded medium
	to coarse sand and clay.			Bedding 70°/ core.
60.0-97.7 Tan-brown compact
sand with pebbly bands and
occasional cobbles.
97.7-105.0 Fairly uniform tan-
grey, fine to medium-grained
compact sand. Finely lamin-
ated.
105.0-110.7 Well-bedded sand
and sandy matrix conglomerate
with black to maroon magnetite
rich sand laminations.

110.7	Start of bedrock.

110.7-136.05	Upper part of unit looks like	Propylitic alteration plus		Well-fractured.
	coarse volcaniclastic with clasts	secondary, pink K-spar
	up to 0.8 cm in size. At depth	(possibly Ab) in matrix
	the unit is less altered and	and as halos around
	gradually starts to look more	clast-like fragments.
	like an intrusive with the appear-	Similar pink alteration
	ance of subhedral hornblende.	as well-developed halos
	The volcaniclastic-looking texture	adjacent to fractures
	in the upper part of the unit may	from 127.0-130.4.
be an alteration feature. 5%-10%
quartz eyes (2mm-7mm).

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-13	East: 520445 (WGS84) North: 8297425
PROJECT: Pampa de Pongo			Dip: -90 AZ:	Depth 677.3.05 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 05/08/04 to 01/09/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu (ppm)	Au ppb
0 – 31.1	Triconed; No recovery.

31.1-355.1	Recent to Quaternary
	Sedimentary cover.
	31.1-49.9 Cobbles, boulders and
	pebbles in weakly compacted
	sand matrix, most of which
	has been washed away.
	49.9-123.5 Fairly uniform, cream
	to grayish-green, moderately
	compact, fine to medium-
	grained sand and silty sand.			@103m, bedding 30°
	Local limonitic staining (trans-
	ported).
	110.4-110.9 Coarser sand
	layer with abundant marine
	shell fragments; limonitic stain.
	116.2-118.8 Coarser sand
	interval with X-bedding.
	123.5-131.9 Similar sand unit as			Bedding 30°
	above with ochre yellow tint.
	4 cm pebble band @ 132.0
	131.9-137.0 Poorly compacted
	sand with marine shell frags.
	137.0-177.0 Mainly greenish-
	gray, compact sand; laminated.
	177.0-177.3 with shell fragments
	177.3-188.2 Greenish-gray sand
	with wispy magnetite lamin-
	ations 35°-45°/ core.
	183.7-184.05 Pebbly layer with
	abundant shell fragments.
	188.2-189.9 Weakly magnetic
	pebbly sand with shell frags.
	189.9-287.8 Moderately
	compacted polymictic con-
	glomerate with angular to well-
	rounded cobbles and boulders
	up to 40 cm in size in a tan-
	brown sandy matrix. Matrix is
	weakly to moderately magnetic.
	233.0-233.7 Light brown clay
	layer.
	253.2-254.3 Matrix cemented
	by calcite.
	287.8-304.8 Conglomerate with
	sand interbeds. A transitional
	unit between sections above
	and below.
	304.8-340.7 Light brown to			Bedding ≈ 30°
	maroon-brown compact sand.
	Thin magnetite laminations
	in top part of section.
	340.7-355.1 Basal conglomerate
	unit.
	345.8-346.8 Sandy clay.
	346.8-351.5 Fine to coarse
	sand with pebble bands.

355.1	Start of bedrock.

355.1-363.8	Hard, resistant, light cream to	Secondary chlorite in matrix.
	gray dacitic, feldspar-crystal tuff;	Very resistant unit - possibly
	Some oxidation (limonite); frag	albitized.
	texture with some bedding
	fabric; ripped up darker clasts
	of welded tuff material; very fine
	to dense matrix; some mafic
	clasts. 5%-6% quartz eyes.

363.8-369.3	Green andesite dyke with	Propylitic.	Specular hematite and
	limonitic fractures; fine-grained;		limonite in several high-
	small plagioclase phenocysts.		angle veinlets.

369.3-371.7	Dacitic, feldspar-quartz crystal	Bleached – possible albite
	tuff; limonitic sections.	alteration.

371.7-375.8	Light to medium gray feldspar-	Pink tinge due to incipient	Specular hematite in vugs.
	quartz porphyry with fine-grained	Kspar and/or albite alteration
	quartz-feldspar matrix; possibly	Plagioclase phenos locally
	a tuff.	altered to clay (light green).

375.8-380.2	Same volcanic porphyry.	70% bleached (albite	Local disseminated pyrite.
		alteration). Most plagioclase
		phenos altered to light green
		clay.

380.2-410.2	Similar porphyritic-textured unit	Bleached patches of weak	Minor disseminated spec
	but also has small exotic lithic	albite alteration.	hematite.
	clasts and local bedding-type
	fabric. Probably a crystal-lithic
	tuff; dacitic composition.

410.2-416.9	Similar crystal-lithic tuff with more	Some bleaching (Ab	Local pyrite as minor dissem
	lithic clasts.	alteration) Appearance of	disseminations and in thin
		dark green alteration	veinlets.
		(chlorite-actinolite?) in
		feldspar crystals as small
		spots and alteration rims
		and in irregular seams and
		patches with clay; first
		appearance of significant
		epidote.

416.9-432.0	Similar lithic tuff unit but a darker	Dark fine-grained alteration	Minor disseminated pyrite.	Fractured, broken
	color; feldspar-crystal clasts	product (chlorite-actinolite?)	Local pyrite in fractures.	interval.
	present but not as distinctive as	replacing lithic clasts and in	423.25-423.35 Semimassive
	in the overlying units. No quartz	fractures, seams and small	pyrite vein 45°/ core.
	eyes.	patches. Disseminated epid.
		422.0-426.0 Fractures with
		with pink alteration halos
		(kspar?).

432.0-449.1	Grey, resistant unit with 5%-10%	Bleaching around tourmaline	No pyrite; minor
	rounded to subangular lithic	ovoids and peripheral to	specularite in ovoids with
	fragments in a fine-grained, hard	fractures. Fine intricate	tourmaline.
	tuffaceous matrix. Tourmaline	growths of secondary albite
	in amygdule-like ovoids. Rare	in matrix throughout unit
	small quartz eyes. Diminishing	but more distinctive in some
	abundance of lithic clasts at	sections. What appear to
	depth, petering out at about	be small mafic crystals are
	436 m.	composed of fine inter-
		growths of a dark mineral
		and may be replaced
		feldspars.

449.1-454.1	Dark green fine-grained andesite		Pyrite-calcite veins (high
	dyke.		angle to core); 2%
			coarse disseminated
			pyrite.

454.1-481.3	Similar to 432.0-449.1	Past 463.0 m paler matrix	479.5-481.3 Faint	Small ovoids with
	Scattered small lithic clasts.	due to stronger albitization.	compositional banding	tourmaline, specularite
		469.7-481.3 appearance of	at about 45°	and albite.
		scattered tension-type
		gashes and irregular vein-
		lets with pink kspar and
		tourmaline (+/- chl-talc-ep)
		with bleached albitized halos

481.3-485.7	Sharp contact with overlying	Early chlorite alteration	+5% pyrite in veins and	Resistant zone.	479.5-481.5	359030	1.7	10	<5
	unit (about 45°). Dark volcani-	overprinted by kspar-albite-	breccia zones with	Pervasive stockwork-	481.5-484.0	359031	5.63	48	17
	clastic with strong veining and	epidote-pyrite-magnetite-	magnetite and kspar.	type veining and	484.0-486.0	359032	9.76	3800	230
	alteration.	tourmaline alteration in	Traces of cpy.	brecciation
		irregular patches controlled
		by brecciation and veining.
		Zonation apparent.

485.7-554.4	Similar lithology to last unit. Less	Overall strong potassic-	Pyrite content is quite	Most fractures, veins	486.0-488.0	359033	4.6	40	6
	intense stockwork but matrix	sodic alteration. Blend of	variable (<1% to >10%).	and tension gashes	488.0-490.0	359034	4.59	39	14
	lighter and more pervasively	pink (kspar) and green (ep)	with scattered pyritic	are generally high	490.0-492.0	359035	4.29	222	93
	altered (epidote-kspar-magnetite)	hues in matrix. Numerous	sections similar to last	angle (70°-80°) but	492.0-494.0	359036	5.26	49	31
	Porphyritic phases which may	small gashes with kspar.	interval. Magnetite.	also include lower	494.0-496.0	359037	4.99	30	15
	be flows or sills.	Finely disseminated	Traces of chalcopyrite.	angle sets (45° or	496.0-498.0	359038	4.64	30	11
		magnetite and magnetite-	498.4-500.8 Massive	less)	498.0-500.0	359039	11	157	18
		kspar as fracture-controlled	pyrite veins and stringers.		500.0-502.0	359040	5.21	24	5
		replacements. Seams of			502.0-504.0	359041	5.04	21	<5
		albitized breccia.			504.0-506.0	359042	6.92	63	14
			Past 506.4 averages		506.0-508.0	359043	7.06	140	20
			about 7% pyrite and 5%-		508.0-510.0	359044	6.73	114	<5
			6% magnetite to about		510.0-512.0	359045	7.67	1750	48
			536.0 then drops to		512.0-514.0	359046	5.69	164	<5
			2%-4% pyrite.		514.0-516.0	359047	5.99	48	<5
					516.0-518.0	359048	5.82	71	<5
					518.0-520.0	359049	5.49	16	<5
					520.0-522.0	359050	5.84	24	<5
			523.5 small amygdule-		522.0-524.0	359051	11.2	243	7
			like ovoids with kspar,		524.0-526.0	359052	8.44	282	<5
			pyrite and actinolite(?)		526.0-528.0	359053	14	3490	21
					528.0-530.0	359054	9.92	1610	19
					530.0-532.0	359055	6.47	319	6
					532.0-534.0	359056	3.14	36	<5
					534.0-536.0	359057	4.78	140	<5
					536.0-538.0	359058	4.84	79	<5
					538.0-540.0	359059	5.5	89	<5
					540.0-542.0	359060	9.29	319	20
					542.0-544.0	359061	3.09	77	<5
					544.0-546.0	359062	4.02	32	<5
					546.0-548.0	359063	3.84	19	<5
					548.0-550.0	359064	4.07	40	<5
					550.0-552.0	359065	3.83	56	<5
					552.0-554.0	359066	3.92	62	<5
554.4-621.2	Same lithology with a general	554.0-556.0	359067	3.48	13	<5
	drop in the intesnsity of alteration-	556.0-558.0	359068	4.98	3	<5
	mineralization	558.0-560.0	359069	3.73	12	<5
		560.0-562.0	359070	5	12	<5
		562.0-564.0	359071	3.3	9	<5
		564.0-566.0	359072	4.46	16	<5
		566.0-568.0	359073	3.98	16	<5
		568.0-570.0	359074	3.8	13	<5
		570.0-572.0	359075	5.37	11	<5
		572.0-574.0	359076	2.95	13	<5
		574.0-576.0	359077	4.22	22	<5
		576.0-578.0	359078	7.04	49	9
		578.0-580.0	359079	3.62	41	<5
		580.0-582.0	359080	3.35	23	<5
		582.0-584.0	359087	2.43	9	<5
		584.0-586.0	359082	2.04	23	<5
		586.0-588.0	359083	2.68	21	<5
		588.0-590.0	359048	2.22	15	<5
		590.0-592.0	359085	2.16	20	<5
		592.0-594.0	359086	2.89	17	<5
		594.0-596.0	359087	1.74	9	<5
		596.0-598.0	359088	2.32	30	<5
		589.0-600.0	359086	3.24	40	<5
		600.0-602.0	359090	2.78	46	<5
		602.0-604.0	359091	3.36	33	<5
		604.0-606.0	359092	3.86	16	<5
		606.6-608.0	359039	2.23	43	<5
		608.0-610.0	359094	3.08	20	<5
		610.0-612.0	359095	3.46	36	<5
		612.0-614.0	359096	4.75	29	<5
		614.0-616.0	359097	3.35	36	<5
		616.0-618.0	359098	6.27	41	9
		618.0-620.0	359099	4.87	45	10
		620.0-622.0	359100	4.16	13	<5
621.2-646.1	Similar lithology with an increase	Similar to stronger altered	Overall about 5%-7%		622.0-624.0	359101	4.88	9	10
	in veining and alteration.	sections between 485.7-	pyrite.		624.0-626.0	359102	2.25	23	<5
		554.4 except only minor			626.0-628.0	359103	2.62	7	<5
		magnetite; kspar-albite-			628.0-630.0	359104	5.37	13	6
		epidote-chlorite-pyrite	639.6-645 20%-30%		630.0-632.0	359105	4.38	16	11
		alteration. Local small	pyrite in veins, breccias		632.0-634.0	359106	6.11	21	13
		clusters of black tourmaline.	and disseminations.		634.0-636.0	359107	6.64	25	9
			642.0 splashes of cpy.	645.0-646.1 Poor	636.0-638.0	359108	6.57	78	18
			644.95 cpy associated	recovery; possible	638.0-640.0	359109	11.05	2370	134
			with dark alteration min.	fault.	640.0-642.0	359110	16.8	2370	179
					642.0-645.0	359111	10.9	6480	454
646.1-656.8	Similar gray lithic tuff with less	Moderate kspar-albite-	3%-4% pyrite.		645.0-647.0	359112	3.19	29	<5
	less intense alteration and	epidote-chlorite-pyrite			647.0-649.0	359113	4.39	16	<5
	veining.	alteration.			649.0-651.0	359114	4.56	16	<5
					651.0-653.0	359115	3.33	6	<5
					653.0-655.0	359116	4.02	9	<5
					655.0-657.0	359117	3.01	8	6
656.8-668.0	Same unit.	Pink coloration due to strong	5%-7% pyrite. Numerous		657.0-659.0	359118	2.91	9	<5
		Kspar alteration. Lithic	pyritic veins; larger pyrite		659.0-661.0	359119	2.24	8	<5
		clasts largely replaced by	veins @ 661.8, 662.0 &		661.0-663.0	359120	10.55	10	16
		epidote.	662.6 m.		663.0-665.0	359121	4.75	10	9
					665.0-667.0	359122	2.38	8	6
					667.0-669.0	359123	2.28	6	<5
668.0-677.3	Dark gray welded crystal-lithic	Less pervasive strong	2%-3% pyrite.		669.0-671.0	359124	3.39	6	<5
	tuff.	alteration than previous			671.0-673.0	359125	2.99	6	<5
		section. Patchy moderate			673.0-675.0	359126	1.97	6	<5
		to strong kspar alteration.			675.0-678.0	359127	1.98	5	<5
		Vugs with albite and albite
		halos.

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-14	East: 516750 (WGS84) North: 8302100
PROJECT: Pampa de Pongo			Dip: -90 AZ:	Depth 206.0 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 08/09/04 to 14/09/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu (%)	Au (ppb)
0 – 33.9	Overburden; minor recovery
(pebbles and cobbles)

33.9-65.0	Andesite porphyry sill or dyke.	Most of the unit is relatively		Thin quartz-calcite
	30% plag phenocrysts (3mm-	fresh.		veinlets.
	5mm) in a finely crystalline gray	48.8-51.6 Fine-grained		44.8-45.1 Porous, vuggy
	matrix; 10%-15% smaller mafic	actinolite in patchy bleached		white quartz vein.
	phenos.	areas and in fractures with		54.6 – 2cm sheared qtz-
		epidote alteration halos.		carb vein 50°/ core.
56.0-57.7 Broken,
fractured & brecciated;
weakly limonitic
62.8-65.0 Broken
fractured zone with
clay along fractures.

65.0 – 70.4	Light gray with pinkish hue dacite	Some bleaching (possible		Fractured and broken
	tuff. Small plag crystals in a	weak albitization)		up.
very fine grained to finely-
welded matrix; a few scattered
lithic clasts; a few tiny quartz
clasts. Similar to the main
volcanic unit in hole 13.

70.4-77.6	Dark grey, dacitic, lithic-crystal-
tuff very similar to the main
volcanic unit in hole 13. 5%-10%
rounded lithic fragments and
about 5% feldspar crystals in a
finely welded dense resistant
matrix. Lithic clasts are up to
1.0cm in size. Progressively
less welding down section.

77.6-78.3	Bleached, altered zone at	Pink coloration; secondary
	volcanic-sedimentary contact.	kspar or possibly albite.

78.3-90.2	Uniform dark gray, fine-grained
greywacke; bedding indistinct;
clastic texture not distinctive
in upper part of the section but
more so in the lower part.

90.2-98.5	Coarsely-porphyritic (plag)
andesite with a fine-grained
matrix. Top part of the section to
about 95m appears to be
composed of large pillows
separated by thin seams of fine
sediment; pillows contain
abundant green amygdules; local
spilitization. The base of the
section appears to be a more
massive andesite porphyry flow
unit.

98.5-99.2	Granular semimassive magnetite	Unit contains about 40%	30% magnetite, 8%	Locally well-developed	98.5-100.5	359208	17.20	0.160	126
	replacement mineralization.	secondary epidote with	pyrite and traces of cpy.	laminated texture (relic
		carbonate (possibly mag-		bedding) 45°/ core.
nesite), chlorite and talc.

99.2-102.5	Replacement zone of massive	magnesite-epidote +/- talc,	Pyrite-magnetite as		100.5-102.5	359209	12.35	0.064	122
	carbonate (magnesite)-epidote	chlorite.	stringers, blebs and
disseminations. Traces
of cpy More pyrite (7%-
8%) than magnetite.

102.5-107.0	Fine-grained andesite.	Early propylitic alteration.	2% disseminated pyrite.	Strongly fractured.
		Later chlorite-epidote	104.5-104.8 semi-	Sheared contact with
		factures and veinlets with	massive epidote with	overlying alteration zone
		pink, bleached, alteration	a thin seam of pyrite-
		halos (possibly kspar).	magnetite-calcite.

107.0-107.4	Vein-breccia zone; mainly calcite.

107.4-122.2	Dark grayish-green, andesitic to	Patches of bleached albitiz-	Minor pyrite.
	basaltic flow. Sections with	ation with secondary
	well-developed amygdaloidal	chlorite and epidote.
texture.

122.2-123.4	Altered porphyry sill.	Strong texture-destructive	1% pyrite.	Locally brecciated.
		chlorite-epidote-kspar	122.7-123.4 5% pyrite
		alteration. Locally, primary	and black, dense,
		porphyritic texture is	magnetite-rich matrix.
preserved.

123.4-129.8	Andesitic porphyry sill; medium	Generally fresh looking;
	to dark gray; coarsely	some chloritic fractures and
	porphyritic (plag).	a few fractures with narrow,
pink alteration halos.

129.8-133.5	Same andesite porphyry.	Numerous chloritic fractures.		Strongly fractured.
Past 132.4m, irregular, talc-
carbonate seams.

133.4-145.4	Semimassive to massive	Magnesite-calcite-talc-	Approximately 40 vol %	Pseudo-breccia texture;	133.4-135.0	359131	40.6	0.155	87
	magnetite replacement	serpentine-epidote gangue.	fine to coarse-grained	unreplaced, altered,	135.0-137.0	359132	49.2	0.180	262
	mineralization. Late-stage		magnetite. Variable py	sedimentary remnants	137.0-139.0	359133	51.7	0.122	92
	calcite veins.		(<2% to >10%). Large	up to 10cm in size.	139.0-141.0	359134	38.1	0.110	150
			Lath-like pyritic pseudo-	Some rotation of clasts	141.0-143.0	359135	37.3	0.114	178
			morphs. Minor cpy.	but mainly insitu	143.0-145.4	359136	21.0	0.093	71
replacement.
145.4-147.8	Gray, variably altered, fine-	Pervasive talc-carbonate	Minor pyrite-magnetite	Strongly fractured and	145.4-147.8	359137	3.84	0.011	<5
	grained sediments.	alteration of variable	mineralization.	broken.
intensity. Talc-serpentine
veinlets.

147.8-160.0	Semimassive magnetite	Weak to moderate talc-	Generally low-grade	Compositional banding	147.8-150.0	359138	22.3	0.073	71
	mineralization replacing fine-	carbonate alteration of	mineralization with	30°/ core.	150.0-152.0	359139	25.9	0.075	66
	grained sediments.	unreplaced sediments	some narrow semi-		152.0-154.0	359140	23.1	0.061	54
			massive to massive		154.0-156.0	359141	10.9	0.079	45
			magnetite bands.		156.0-158.0	359142	9.07	0.044	29
			Overall 20 to 25 vol %		158.0-160.0	359143	20.3	0.126	136
magnetite. 1%-2%
pyrite.

160.0-180.0	Light grey to pinkish-brown (wk	The upper part of the		Graded bedding and	160.0-162.0	359144	5.17	0.01	<5
	altered) fine- to medium-grained	section is softer and more		wispy laminations 20° to
	porous sandstone. Probably	porous which are alteration		30°/ core.
	the principle host unit. Cut by	features. Local talc-
	random calcite and quartz-	serpentine veinlets with
	calcite veinlets.	bleached porous halos.

180.0-192.9	Same sedimentary unit but	Alteration is tan-cream,
	bleached and crackled with a	fine-granular and soft (soaks
	local pseudo-breccia - unaltered	up water like a sponge).
	to weakly altered clasts in an	Possible a mixture of clay
	soft altered matrix.	carbonate and talc.

192.9-196.4	Same sedimentary unit.	Green hue due to epidote-	Specular hematite in
		chlorite alteration. White to	gashes and high-angle
		pale-green micaceous	quartz-carbonate
		mineral throughout section	veinlets.
that resembles sericite but
may be talc.

196.4-199.0	Strong alteration that has largely	Pervasive sericite (talc?)-	Minor specular hematite.
	masked primary textures. A	chlorite alteration of matrix;
	porphyritic texture is partly	also present along fractures.
preserved locally. Quartz-
calcite veins and veinlets.

199.0-206.0	Resistant dacite/andesite	Irregular pink alteration of		Crackled
	porphyry. Unit contains 30%	matrix and as halos around
	small plag phenos in a dense	fractures (kspar or pink
	partly welded matrix.	albite). Thin, serpentine-
	Splotchy dark grey (primary) and	carbonate veinlets
light green and pink coloration
due to alteration.

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-15	East: 515750 (WGS84) North: 8305450
PROJECT: Pampa de Pongo			Dip: -90 AZ:	Depth 236.15 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 14/09/04 to 24/09/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu ppm	Au (ppb)
0 - 12.5	Reaming; no recovery

12.5 - 47.1	Recent to Quaternary
	sedimentary cover.
	12.5-17.5 Loosely compacted
	sand: poor recovery
	17.5-25.3 10% recovery; mainly
	cobbles and pebbles (sandy
	material washed away).
	25.3-41.0 Moderately compact
	tan, fine-grained sand.
	41.0-44.4 70% gray sedimentary
	rock clasts in a sandy-clay
	matrix.
	44.4-46.0 Weak to moderately
	compacted sand and pebbly
	sand; partly preserved fossil
	shell fragments at bottom of
	section.
	46.0-46.4 Large boulder.
	46.4-46.1 Moderately compacted
	sand.

47.1	Start of bedrock.

47.1 - 50.8	Poor recovery; broken pieces of
	gray to black argillite and
	laminated siltstone.

50.8 - 52.2	Olive green fine-grained tuff;
	no distinctive bedding features.
	The top part of the unit contains
	scattered angular to rounded
	quartz clasts up to 4 mm in size.

52.2 - 52.7	Dark gray, finely laminated			Bedding 35°/ core.
	siltstone.

52.7 - 57.1	Green fine-grained tuff similar to			Thin calcite veinlets.
	50.8-52.2. Scattered quartz
	clasts throughout section.

57.1 - 71.8	Fine-grained green andesite.	5% to 10% ghost-like frags		70.05-71.8 highly
		that have been replaced by		fractured/broken
		fine crystal intergrowths of		interval.
		plag-chlorite-actinolite;
		similar alteration in the
		matrix.

71.8 - 74.3	Gray, finely laminated siltstone;			Strongly fractured and
	poor recovery.			sheared.

74.3 - 75.0	Laminated, dark green, andesitic	Propylitic		Fractured and
	tuff.			sheared.

75.0 - 78.15	Distinctive, green-gray-pink-			Bedding 45°/ core.
	yellow, well-laminated, very
	fine-grained tuff or tuffaceous
	siltstone.

78.15 - 79.5	Grey to tan-brown siltstone;			Strongly fractured and
	79.0-79.25 Propylitcally altered			Sheared.
	andesite.

79.5 - 108.2	Gray-green, fine-grained	Fibrous, green actinolite in	Several high-angle qtz-	102.0-102.8 Banded
	andesite.	small irregular patches and	calcite veins/veinlets	travertine-like vein
		thin veinlets/tension gashes,	that locally contain	subparallel to the
		which are more prevalent in	specularite and	core.
		in the bottom part of the	tourmaline.	103.9-104.0 Similar
		section.	106.4 High-angle albite-	vein 65°/ core.
			quartz-tourmaline vein.

108.2 - 110.8	Dark grey siltstone and argillite			Broken, friable with
	with black carbonaceous			crushed intervals;
	laminations.`			Bedding about 20°

110.8 - 113.0	Light gray-green greywacke-	Spots of secondary chlorite	1% pyrite.
	siltstone; local graded bedding.	and local weak albitization;
		local fine-grained tourmaline

113.0 - 118.3	Interbedded gray to black lamin-		Fractured and sheared.
	ated siltstone-sandstone and		Bedding about 20°/ core.
	black argillite.

118.3 - 121.5	Pale gray to white, fine-grained
	quartzitic sandstone with gray
	silty laminations.

121.5 - 132.7	Gray to black laminated fine-
	grained sandstone & siltstone
	with black, carbonaceous
	laminations.

132.7 - 139.1	Black, contorted, brecciated &
	sheared carbonaceous siltstone
	& argillite.

139.1 - 147.4	Well-laminated gray to black			Bedding 55°/ core.
	siltstone-sandstone.

147.4 - 154.8	Mainly black argillite; bedding			Broken sections; high
	Indistinct.			core loss.

154.8 - 157.8	Gray laminated siltstone.	Secondary epidote, chlorite	156.8-157.8 Zone of
		and black amorphous	more pervasive alt		156.0-158.0	359146	3.53	82	5
		material (remob carbon?)	assoc with 2%-3% fine
		along factures and in matrix.	pyrite and traces of cpy,
		Local fibrous actinolite.	a soft grey metallic
			mineral (gn?) and
			possibly bornite.

157.8- 167.5	Dark gray laminated siltstone &	Secondary black amorphous	Finely disseminated	Bedding ≈ 30°	158.0-160.0	359147	4.94	49	<5
	argillite.	substance which appears to	pyrite and pyrrhotite plus		160.0-162.0	359148	5.94	54	<5
		be remobilized carbon.	traces of cpy.		162.0-164.0	359149	4.94	44	<5
					164.0-166.0	359150	5.42	68	<5
167.5 - 171.2	Gray siltstone.	Some bleaching due to	Some pyrite as fracture		166.0-168.0	359151	4.53	61	<5
		incipient albitization.	coatings and dissem-		168.0-170.0	359152	3.99	140	<5
		Secondary chlorite plus	inations. Traces of cpy.
		actinolite. Possible
		secondary biotite (brown
		tinge locally).

171.2 - 173.1	Green volcaniclastic.	Propylitic.	Local finely dissem py.	Bedding ≈ 30°	170.0-172.0	359153	3.91	227	10
			Trace cpy.		172.0-174.0	359154	3.71	17	<5
					174.0-176.0	359155	4.01	19	<5
173.1 - 186.2	Green andesite porphyry.	Small spots, fractures,	Red oxide along fracts		176.0-178.0	359156	4.81	126	<5
	Possible flow unit.	seams & irregular amygdule-	& as disseminations,		178.0-180.0	359157	3.37	19	<5
		like ovoids with secondary	possibly after spec hem.		180.0-182.0	359158	4.41	89	<5
		chlorite-actinolite.	Weakly magnetic.		182.0-184.0	359159	4.32	37	<5
					184.0-186.0	359160	4.26	73	<5
186.2 - 188.3	Similar to last interval but finer	Very dark matrix which may	Traces cpy throughout		186.0-188.0	359161	4.76	84	<5
	grained; poorly defined clastic	be chloritic; thin micro-	assoc with dark matrix
	texture; possibly andesitic crystal	veinlets with very fine black	& microveinlet material.
	tuff.	mineral.

188.3 - 189.7	Coarse volcaniclastic with	Dark secondary mineral in	Minor disseminated		188.0-190.0	359162	3.09	40	5
	Angular to rounded fragments	matrix and in fractures &	pyrite.
	Up to 2 cm in size.	veinlets which appears to be
		mainly chlorite.

189.7-194.75	Green andesitic crystal tuff.	Dark (black) very fine sec	Red oxide locally		190.0-192.0	359163	4.81	27	<5
		mineral in matrix and along	evident along fractures		192.0-194.0	359164	4.2	32	<5
		fractures. Chlorite-actinolite	assoc with chlorite-actin;
		in small patches & in	most probably after spec
		fracture/veinlets.	hematite but some
			resembles cuprite in
			color and luster.

194.75-196.3	Grey-green, fine-grained	Similar to last interval.	Red oxide along many	Strongly fractured and	194.0-196.0	359165	4.89	70	7
	sediment.		fractures. At 196.1 m	broken with high core
			0.5 cm seam with cpy &	loss.
			bornite assoc with chlor-
			actinolite-sericite. Late-
			stage calcite veinlets.

196.3 - 205.6	Dark grey andesite with 30%	Very dark matrix which may	Trace pyrite. Local red	204.0-205.6 broken	196.0-198.0	359166	4.71	176	5
	feldspar crystals 0.5 to 2.0 mm	contain secondary chlorite	oxide along fractures.	strongly fractured	198.0-200.0	359167	5.5	17	<5
	in size in a dark fine-grained	and/or biotite.	Late-stage calcite	section with more	200.0-202.0	359168	4.96	74	<5
	matrix; no distinctive bedding		veinlets.	abundant red oxides.	202.0-204.0	359169	3.89	82	6
	features.				204.0-206.0	359170	3.5	25	7

205.6 206.6	Pale green dense, strongly	Fine-grained secondary
	altered. Primary textures gone.	carbonate with talc and
		chlorite.

206.6 - 208.2	Dark gray fine-grained sediment		1% pyrite; trace cpy.	Broken, fractured	206.0-208.0	359171	3.2	27	<5
	with faint wispy laminations.			section with poor
				recovery.

208.2-218.0	Similar dark gray fine-grained	Small sinuous replacement	1% pyrite overall with	@ 211.1 bedding ≈ 10°	208.0-210.0	359172	4.63	77	<5
	sediment.	zones composed of ab-	traces of cpy.		210.0-212.0	359173	4.23	89	<5
		qtz-ep ± pyrite and traces	@212.85: 1.0 cm seam	@ 213.1 bedding ≈ 25°	212.0-214.0	359174	4.09	857	18
		of cpy that locally form	of magnetite-cpy-py ±		214.0-216.0	359175	3.72	86	8
		beaded strings that parallel	bornite 10°/ core; cpy		216.0-218.0	359176	3.85	90	<5
		bedding.	in stringers adjacent to
		@ 214.3: fractures with	the seam.
		bleached alteration halos.	Past ≈ 213 m only minor
			sulphide.

218.0 - 220.5	Green andesite; possible dyke.	Propylitic. Local fractures	Minor pyrite.		218.0-220.0	359177	1.88	4	<5
		with actinolite and chlorite.

220.5 - 226.8	Similar green andesite. Fine-	Propylitic. Local brecciated	Red oxides along fracts	Highly fractured and	220.0-222.0	359178	1.6	6	<5
	grained.	sections with a chloritic	& shears.	sheared; sections of	222.0-224.0	359179	2.26	3	<5
		matrix.		fault gouge.	224.0-226.0	359180	2.56	7	<5

226.8 227.7	Sheared gray-green fine-grained	Chloritic fractures and		Fault zone.	226.0-228.0	359181	3.94	70	<5
	sediments.	slickensided surfaces.

227.7 - 230.5	Dark gray fine-grained sediment.	Small (0.5-1.0cm) faint	Pyrite; trace cpy.	Blocky, strongly	228.0-230.0	359182	4.67	71	<5
		albite nebula locally with py.		fractured.

230.5 - 230.7	Narrow band of green, feldspar-		2% disseminated pyrite.
	crystal tuff.

230.7-233.25	Similar to 222.7-230.5			Fractured and sheared	230.0-232.0	359183	4.71	136	8
				Local breccia w gouge.	232.0-234.0	359184	3.48	91	8

233.25-235.7	Light gray-green pebbly wacke.	Secondary epidote.	Red oxide along fracts.	Strongly fractured.	234.0-236.1	359185	2.73	27	<5
			Minor disseminated	@234.75: bedding 55°
			secondary magnetite.

235.7-236.15	Green contorted fine-grained	Secondary chlorite and	Speckles of red oxide.
	sediments.	epidote.

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-16	East: 515354 (WGS84) North: 8304678
PROJECT: Pampa de Pongo			Dip: -60 AZ: 088	Depth192.0 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 24/09/04 to 29/09/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu ppm	Au ppb
0 – 35.9	Triconed; no recovery.
Most of interval was soft and
probably included gypsum-
anhydrite beds similar to the
material below.

35.9 – 46.8	50%-65% white to light green,			Gypsum-anhydrite re-
	granular gypsum-anhydrite			mobilized into numerous
	± calcite with laminations of fine-			veinlets.
	grained, light green sandstone.			Bedding 45°-55° to core.
Plastic-type flowage of gypsum-
anhydrite accompanied by
more brittle-type deformation
of more competent sandstone
layers.

46.8 - 53.55	Grey lithic wacke with calcite		Minor specular hematite.
and gypsum-calcite veins,
veinlets and tension gashes

53.55 56.8	Similar gray lithic wacke. Bedding	Propylitic	Some dissem secondary
	indistinct. Strong network of		magnetite as well as
	gypsum-calcite veinlets.		abundant small dark
sedimentary clasts with
finely disseminated
magnetite and limonite.

56.8 - 60.2	Semimassive to massive	Light green, chlorite-talc		Folded with disrupted
	granular gypsum horizon similar	locally.		bedding. General
	to top section.			bedding attitude ≈ 65°

60.2 - 67.35	Same as 53.55-56.8. 10%-20%	Propylitic.	Similar magnetite
	gypsum-calcite veinlets.		content as small grains
and magnetite-rich
sedimentary clasts.
Small flecks of red
oxide.

67.35 - 70.4	Interbedded gypsum-lithic wacke.	Sandstone propylitically	Similar magnetite	Folded; bedding variable
	60% gypsum.	altered.	content in sandstone.	but generally at a high
angle to the core.

70.4 - 126.2	Fairly uniform gray lithic wacke.	Propylitic.	Similar magnetite	74.2-74.5: Fault gouge.
	A strong network of gypsum-		content.	82.3-83.1: Clay-rich
	calcite veinlets, which decrease			crumbly fault zone.
	gradually in intensity with depth.			@95.7: Faint bedding
	Bedding indistinct.			discernable ≈ 70°/core
74.6-74.85: Gypsum.
75.7-75.9: Gypsum.

126.2 - 128.5	Same unit as last interval.	Propylitic.	Partial oxidation of	Strongly fractured,
			magnetite.	broken interval.

128.5 - 131.0	Green, crumbly fault breccia.

131.0 - 148.1	Fault zone consisting of clay,		Transported limonite.
breccia and gouge. Local small
blocks of fractured, oxidized
sandstone.

148.1 - 149.3	Fault breccia; 70% angular to		Minor transported
	rounded clasts in a sandy clay		limonite.
matrix: clasts up to 2 cm in size.

1493 - 154.3	Green to gray fine-grained fault
breccia.

154.3 - 156.2	Fault breccia/shear zone.	Quartz-chlorite.	Strongly pyritic; dissem-		154.3-156.2	359188	13.25	28	927
inated with local, narrow,
semimassive sections.
Dark red-brown limonite.
Mineralization pre- and
syn-deformational.

156.2-159.75	Dark gray-green fault breccia	Chlorite.	2%-3% disseminated	Shear fabric appears to	156.2-158.0	359189	4.22	56	37
	composed of angular, fine-		pyrite.	be about 30° to a max	158.0-159.75	359190	4.09	129	13
	grained sandstone clasts in a			50°/ core.
sheared, clay-rich matrix.

159.75-161.4	Strongly fractured and sheared	Strong epidote	Local specular hematite		159.75-161.9	359191	5.19	477	2060
	sediment.	replacement with sec	along fractures. Variably
		chlorite & clay.	limonitic.

161.4 - 161.9	Pistachio-green fault breccia/	+60% secondary epidote.	Limonitic; local spec
	shear zone; crumbly.		hematite.

161.9 - 163.9	Dark brown (limonite) and	Epidote ± qtz-ab-chlorite-	Limonite, disseminated		161.9-163.9	359192	22.3	472	919
	pistachio-green, strong alteration	carbonate.	to semimassive-massive
	zone. Texture destructive.		magnetite; local spec
hematite. 20% to 25%
vol % mag-hematite.

163.9 - 167.9	Strongly fractured & crackled	50%-60% epidote ± albite	3% specular hematite	@166.0: dark lamination	163.9-165.9	359193	5.04	100	874
	alteration zone.	& quartz.	as disseminations and	which may be bedding	165.9-167.9	359194	8.41	1500	2190
			irregular fracture fillings.	45°/ core.
Limonite in fractures and
matrix.
@167.8: magnetite
seam.

167.9 - 170.7	Dark green andesite dyke.	Propylitic. Strong epidote	Minor spec hematite.	Crackled and sheared.	167.9-170.7	359195	3.97	1115	955
replacement adjacent to
high angle shears.

170.7 - 172.9	Similar andesite with strong	Epidote-calcite-albite-	5% to 5% spec hematite		170.7-172.9	359196	5.53	400	512
	epidote-alteration overprint.	chlorite. Some gashes	in veinlets/gashes with
		filled with calcite-hematite	calcite, in fractures and
		have alteration halos of	in patches with
		epidote grading outward	secondary albite. Local
		to albite.	magnetite.
Limonite (after sulphide).

172.9-173.25	Band of semimassive to massive	Epidote.	Magnetite	Banding ≈ 45°	172.9-173.6	359197	35.9	876	263
magnetite with epidote-rich
shears.

173.25-173.6	Strongly fractured-crackled,	Epidote.	5%-10% disseminated
	epidote-rich replacement zone.		magnetite. 5%-10%
fine-grained pyrite in
irregular seams and
blebs.

173.6 - 177.0	Gray to green fine-grained lithic	Chlorite ± epidote.	4%-5% finely dissem	Contact with overlying	173.6-176.0	359198	4.82	66	21
	wacke.		magnetite. 2%-3%	unit sheared and micro-
			disseminated pyrite.	brecciated.
@ 175.6: bedding ≈ 60°

177.0 - 187.5	Fine-grained sediments. Green	Strong chloritic alteration	1%-2% pyrite; minor	Crackled, sheared and	176.0-178.0	359199	4.04	31	6
	coloration due to secondary	in upper part of section.	magnetite. Past ≈ 184.1	microbrecciated with	178.0-180.0	359200	4.45	69	12
	chlorite.	Past ≈ 186.0 less intense.	minor pyrite.	less intense deformation	180.0-182.0	359201	4.08	73	8
				past 186.0.	182.0-184.0	359202	4.66	96	7
				@ 187.5 bedding ≈ 50°	184.0-186.0	359203	4.34	166	5
					186.0-188.0	359204	4.24	35	5
187.5 - 192.0	Gray fine-grained sandstone-	Minor		Local brecciation and	188.0-190.0	359205	4.51	99	<5
	siltstone.			shearing.	190.0-192.0	359206	4.28	79	5
Well developed bedding
≈ 45°/ core. Numerous
calcite veinlets.

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-17	East: 519989 (WGS84) North:8297276
PROJECT: Pampa de Pongo			Dip: -72 AZ: 250	Depth 151.0 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 24/09/04 to 29/09/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe	Cu	Au
0 – 32.0	Triconed; No recovery.

32.0 – 151.0	Recent to Quaternary
sedimentary cover.
32.0-42.8 Weakly compacted, grey
fine to coarse sand with resistant
cobbles of pebbles of a variety of
lithologies; 30% recovery.
42.8-63.4 Upper conglomerate
layer; 60% pebbles-cobbles-
boulders (up to 40 cm in size) in a
light tan-brown fine silty-sand
matrix; moderate compaction.
63.4-134.7 Uniform, buff to tan, fine-
to medium-grained sand;
moderate to well compacted; local
intervals with laminations of fine,
black magnetite.
124.0-125.7 Light brown silty clay
Layer.
125.7-127.0 Light brown coarse
sand with a silty matrix.
127.0-127.4 Pebble band.
134.7-135.6 Medium-grained, pebbly
sand.
135.6-151.0 Basal conglomerate unit
60% to 70%, angular to rounded,
pebbles-cobbles-boulders in a tan-
brown, poorly-sorted, sand-silt
matrix; moderate compaction.

End-of-hole; lost due to caving.

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-18	East: 520275 (WGS84) North:8297500
PROJECT: Pampa de Pongo			Dip: -90 AZ:	Depth 73.0 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 17/10/04 to 19/10/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe	Cu	Au

0 – 73.0	Recent to Quaternary
sedimentary cover.

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-19	East: 519813 (WGS84) North:8297642
PROJECT: Pampa de Pongo			Dip: -75 AZ:045	Depth 425.85 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 19/10/04 to 31/10/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu (%)	Au
0 – 34.1	Triconed; no recovery.								(ppb)

34.1 - 212.14	Recent to Quaternary Sedimentary
	Cover.
	34.1-68.3 Moderately compact,			56.1 m: bedding 20º
	light tan-brown, fine-grained
	silty sand. Local transported
	limonite.
	50.5-50.9 Pebbly band with
	marine shell fragments.
	62.7-63.4 Coarser sand layer
	with transported limonite.
	68.3-79.05 Weakly compacted
	grey-green sand.
	79.05-99.5 Triconed; no recov
	99.5-99.9 Compact, fine-grained
	sand.
	99.9-106.9 Conglomerate; weak
	to moderate compaction;
	cobbles up to 15 cm; sandy
	clay matrix.
	106.9-134.7 Compact, pebbly			117.2 m: bedding 20º
	sand and conglomerate; brown,
	limonitic, sandy clay matrix.
	129.0-130.0 Sand with a few
	pebbles.
	130.4-131.9 Limonitic; local
	secondary light green clay in
	matrix and irregular seams.
	Local transported MnOx.
	134.7-140.9 Interbedded conglom-
	erate, pebbly sand and silty sand
	140.9-175.8 Uniform, fine-grained			149.3 m: bedding 25º
	sand with thin laminations of			164.0 m: bedding 40º
	fine, black magnetite.
	175.8-190.75 Loose, grey-brown,			187.5 m: bedding 20º
	fine- to medium-grained, poorly
	compacted sand; local magnetite
	laminations.
	190.75-212.45 Polymictic
	conglomerate with sandy clay
	matrix; poorly sorted; boulders
	up to 40 cm in size.

212.45	Start of bedrock.

212.45 - 214.2	Partly oxidized/weathered semi-	Talc, serpentine-calcite+/-	65% to 70% coarse		212.4-214.0	359210	54.2	0.074	102
	massive to massive magnetite	actinolite gangue.	magnetite; sulphides
	replacement mineralization.		oxidized; late-stage, thin,
	Texture-destructive alteration-		calcite veinlets.
	mineralization.
214.2 – 253.2	Semimassive replacement	Texture-destructive	Averages ~ 40 vol %		214.0-216.0	359211	42.4	0.079	153
	mineralization. Coarse irregular	alteration-mineralization.	magnetite, 1%-2% pyrite,		216.0-218.0	359212	40.5	0.051	93
	patchwork pattern (mottled	Gangue consists of a fine-	minor cpy, local po.		218.0-220.0	359213	41.5	0.076	94
	texture)	grained mixture of	Primarily a single phase of		220.0-222.0	359214	45.6	0.130	163
		ferromagnesite-dolomite	coarse magnetite ± sulph	222.9 m: possible	222.0-224.0	359215	42.1	0.072	219
		and talc-serpentine. Local	mineralization; local patchy patchy	relic bedding 30-35º/	224.0-226.0	359216	42.5	0.060	147
		coarse, light green actiin-	zonation apparent (mag-	core.	226.0-228.0	359217	34.1	0.062	147
		olite laths assoc with calcite-	cal-sulph-act core → talc-		228.0-230.0	359218	22.9	0.037	83
		magnetite.	magnesite). Late-stage		230.0-232.0	359219	22.4	0.217	325
			calcite veinlets.		232.0-234.0	359220	30.1	0.037	69
			@ 233.25 m: large lath-		234.0-236.0	359221	31.5	0.058	108
			like pyrite pseudomorphs.		236.0-238.0	359222	27.7	0.108	181
			Weaker magnetite mineral-		238.0-240.0	359223	33.2	0.226	335
			Ization (30%±) past 227.5		240.0-242.0	359224	25.4	0.110	159
			238.8-239.2 m: coarse	242-243.4 m: crumbly,	242.0-244.0	359225	26.5	0.150	436
			bladed pyrite with 2% cpy	limonitic section	244.0-246.0	359226	34.7	0.249	903
				245.0 246.95 m:	246.0-248.0	359227	42.1	0.088	196
				secondary breccia-	228.0-250.0	359228	46.0	0.078	109
			251.3-251.6 m: 50%	tion-shearing 55º/	250.0-252.0	359229	38.8	0.050	96
			coarse interstitial calcite.	core.	252.0-254.0	359230	42.8	0.090	172

253.5 - 267.0	Massive magnetite replacement	Similar gangue mineralogy	70%-75% magnetite, 1%-		254.0-256.0	359231	50.7	0.086	98
	mineralization.	and rock textures as	3% py-po, minor cpy (<0.5)		256.0-258.0	359232	40.3	0.091	149
		previous interval.			258.0-260.0	359233	47.0	0.133	222
					260.0-262.0	359234	52.4	0.170	219
					262.0-264.0	359235	48.7	0.064	63
					264.0-266.0	359236	50.5	0.096	142

267.0 - 273.5	Semimassive to massive	Similar gangue mineralogy	65%± magnetite; 2%-3%	Post-mineral shearing/	266.0-268.0	359237	41.6	0.083	130
	magnetite replacement	and rock textures	pyrite; minor cpy	brecciation; crumbly	268.0-270.0	359238	37.3	0.234	185
	mineralization.			sections.	270.0-272.0	359239	36.6	0.109	113
					272.0-274.0	359240	47.9	0.233	173

273.5 - 288.0	Semimassive breccia	Pervasive magnesite-talc-	≈ 30% magnetite		274.0-276.0	359241	36.8	0.360	398
	mineralization. Three stages of	actinolite; locally partly	274.4-275.1 m: coarse		276.0-278.0	359242	33.0	0.069	93
	alteration-mineralization:	preserved fine-grained	mag-calcite lens with 3%		278.0-280.0	359243	23.9	0.095	162
	1) Brecciation with Mg metasom-	sedimentary clasts.	py-cpy-bn.		280.0-282.0	359244	23.2	0.085	189
	atism → progressing to Mg/Fe	Local evidence of early,	@ 280.7 m: good example		282.0-284.0	359245	26.1	0.041	85
	with magnetite.	pre-mineral sodic (Ab) -	of breccia texture and		284.0-286.0	359246	22.8	0.059	57
	2) Irreg patches and irreg vein-	chlorite alteration in	early-late mineralization		286.0-288.0	359247	18.6	0.077	144
	like zones of coarser mag-act-	preserved sedimentary	phases.
	sulph (replacement and open-	clasts.
	space fillings); first Cu phase.
	3) Later calcite-act-mag-sulphide
	phase (second Cu phase)

288.0 - 295.1	Similar breccia mineralization	Actinolite-carb-serp-talc	60-65% magnetite (mainly		288.0-290.0	359248	42.8	0.067	90
	with more magnetite.	gangue.	early phase)		290.0-292.0	359249	43.0	0.103	145
			294.7-295.0 m: coarse		292.0-294.0	359250	41.3	0.076	207
			calcite-mag-talc ± py-cpy		294.0-296.0	359351	36.7	0.098	128
			lens.
295.1 - 302.9	Low-grade semimassive	Massive serpentine-talc-cal	20% magnetite; py-po ±		296.0-298.0	359352	18.6	0.201	145
	replacement magnetite	-actinolite. No remnants	cpy. Magnetite occurs		298.0-300.0	359353	19.25	0.050	74
	mineralization.	of original lithology.	in irreg fract-like zones &		300.0-302.0	359354	21.1	0.063	64
			Irreg patches with sulph,
			act, calcite and crystalline
			talc.

302.9 - 304.65	Massive sulphide-magnetite.	Actinolite-calcite gangue	65% magnetite, 25% cpy-		302.0-304.0	359355	45.3	1.905	2420
	Crumbly, granular material; poor		py-po.
	recovery (40%)

304.65-306.1	Similar to 295.1-302.9		20% magnetite, 3%-4% py/		304.0-306.0	359356	36.1	0.381	740
			po, 0.5% cpy.

306.1 - 307.0	Massive sulphide-magnetite zone		60% magnetite, 20% py-po		306.0-308.0	359357	35.9	0.508	1375
	similar to 302.9-304.65		-cpy.
	Friable; 50% recovery.

307.0 - 310.2	Low-grade replacement	Talc-serpentine.	15% magnetite, 3% py/po,		308.0-310.0	359358	17.8	0.079	107
	mineralization. Local breccia		0.5 - 1% cpy.
	texture.

310.2 - 310.5	Late-stage, coarse-grained, mag-		5% cpy		310.0-312.0	359359	24.6	0.200	432
	calcite-py-cpy lens

310.5 - 315.5	Semimassive magnetite	Serpentine-talc-carb.	30-35% magnetite, 1-2%	Crumbly, broken	312.0-314.0	359360	27.3	0.083	132
	mineralization (replacement)		py/po, <0.5% cpy.	intervals.	314.0-316.0	359361	33.0	0.288	363
	with local breccia texture
	(pseudobreccia)

315.5 - 317.35	Similar interval with more	Serpentine-talc-carb.	50% magnetite, 2-3% py/		316.0-318.0	359362	35.6	0.188	381
	magnetite; late-stage mag-		po, 0.5-1.0% cpy.
	calcite-sulphide (py-cpy) pods.

317.35 - 318.0	Semimassive to massive	Serpentine-talc-carb.	+60% magnetite, 2-3% py,	Well preserved relic
	magnetite replacement min.		± cpy.	bedding @ 317.5 m.

318.0 - 319.5	Dark grey to green, fine-grained	Albite-chlorite-actinolite	Mag-py ± cpy-actinolite-		318.0-320.0	359363	11.75	0.050	49
	altered sediment.		talc veins and veinlets;
			<10% magnetite, 1-2% py,
			minor cpy.

319.5 - 320.2	Coarse calcite lens with mag-py-
	cpy mineralization along margins.

320.2 - 323.2	Semimassive magnetite	Serpentine-talc-carb.	321.4-321.6 m: coarse	Local banding (relic	320.0-322.0	359364	34.5	0.152	424
	replacement mineralization		calcite-mag-py-cpy “vein”.	bedding) 50º/core.	322.0-324.0	359365	29.9	0.388	1845

323.2 - 326.5	Mixture of massive mag-sulph (py	Serpentine-talc-carb.	70% magnetite, 5-6% py-	Local relic bedding;	324.0-326.0	359366	39.5	0.390	532
	-cpy) and semimassive		po, +1.0% cpy.	Friable crumbly zone.
	replacement mineralization.
326.5 - 338.3	Semimassive magnetite	Serpentine-talc-carbonate	≈ 40% magnetite, 2-4% py-		326.0-328.0	359367	25.9	0.114	102
	replacement mineralization.	± actinolite. Biotite(?)	po. Small dark spots		328.0-330.0	359368	24.4	0.154	221
	327.5-328.1 m: remnant of grey	Conspicuous crystalline	throughout section		330.0-332.0	359369	27.0	0.197	407
	fine-grained, weakly min	talc in many sections.	consisting of mixture of		332.0.334.0	359370	25.0	0.154	272
	sediment.		fine mag-py-po-cpy and		334.0-336.0	359371	33.2	0.425	544
			a dark alteration mineral		336.0-338.0	359372	35.9	0.106	187
			(possibly biotite)
			335.5-336.2 m: coarse
			mag-calcite lens.

338.3 - 339.1	Semimassive to massive	Serpentine-calcite-act	65% magnetite, 2-3% py,		338.0-340.0	359373	30.9	0.102	170
	magnetite replacement min.	gangue.	0.5-1.0% cpy.

339.1-339.7	Light brown, resistant, fine-	Fractures with albite-	2% py, minor magnetite.
	grained sediment.	chlorite alteration halos.

339.7-340.4	Coarse mag-calcite-sulphide	With serpentine and	Magnetite, 2% py, 0.5%
	lens.	crystalline talc.	cpy.

340.4 - 359.1	Semimassive to massive	Serpentine-talc ± actinolite-	50-60 vol % magnetite.	353.2-352.9 m: post-	340.0-342.0	359374	47.3	0.076	92
	replacement mineralization.	calcite gangue.	Py-po content highly	mineral shear 70º/	342.0-344.0	359375	46.8	0.152	485
	Mottled texture.		variable, ranging from <1%	core.	344.0-346.0	359376	40.1	0.051	146
	354.5-355.1 m: weakly min	354.5-355.1 m: network of	to >7%	355.1-356.9 m: mod	346.0-348.0	359377	41.2	0.085	137
	sediment.	fractures with bleached		sheared crumbly	348.0-350.0	359378	34.9	0.153	252
		halos with chloritic		Section.	350.0-352.0	359379	46.5	0.144	127
		alteration fronts.			352.0-354.0	359380	46.0	0.136	139
					354.0-356.0	359381	32.1	0.102	171
					356.0-358.0	359382	40.3	0.120	166
					358.0-360.0	359383	37.6	0.196	205
359.1 - 359.5	Coarse magnetite-calcite lens		65% magnetite, 1-2% py-
			po, 1-2% cpy.

359.5 - 371.1	Similar to 340.4-359.1 m	Serpentine-talc ± actinolite-	65-70% magnetite, 4-5%	Competent; good core	360.0-362.0	359384	40.0	1.910	2750
		calcite; possible biotite.	disseminated py-po; 1%	recovery.	362.0-364.0	359385	48.3	0.128	354
			cpy mainly as small clots		364.0-366.0	359386	52.6	0.095	128
			of finely dissem grains		366.0-368.0	359387	54.5	0.068	258
			assoc with fine po and a		368.0-370.0	359388	55.3	0.122	179
			dark alteration min		370.0-372.0	359389	47.9	0.095	121
			(possibly biotite) @
			360.7-361.8 m:
			362.2-362.4 m:
			367.9-368.1 m: Lenses of
			late-stage, coarse mag-
			calcite-sulphide min.

371.1 - 376.2	Semimassive replacement	Serpentine-calcite ± talc,	50-55% magnetite, 5% py-	Competent; good core	372.0-374.0	359390	41.1	0.173	384
	mineralization. Mainly finer-	actinolite gangue. No	po, 0.5% cpy.	recovery.	374.0-376.0	359391	41.5	0.089	200
	grained, Phase I type.	remnant primary textures.

376.2 - 380.5	Similar to last interval with less	Same.	50-55% magnetite, 1-2%		376.0-378.0	359392	26.6	0.051	175
	py-po.		py-po, minor cpy.		378.0-380.0	359393	31.1	0.026	60
380.5 - 384.3	Semimassive replacement	Serpentine-calcite ± talc,	50-55% magnetite, 3-4%		380.0-382.0	359394	38.8	0.106	124
	mineralization. Mainly finer-	actinolite gangue. No	py-po, local cpy.		382.0-384.0	359395	37.4	0.052	68
	grained Phase I type. Mottled	remnant primary textures.
	texture

384.3-394.0	Semimassive replacement	Transition from mottled,	60-70% magnetite, 4% po,	General relic bedding	384.0-386.0	359396	48.8	0.116	107
	mineralization. Laminated	serpentine-dominant type	minor py and cpy.	fabric ≈ 20º/core.	386.0-388.0	359397	45.4	0.114	190
	variety with relic bedding	of alteration in overlying	@393.45 m: good example		388.0-390.0	359398	46.6	0.070	49
	features.	sections (212.45-384.4 m)	of fine laminated texture		390.0-392.0	359399	42.7	0.116	72
		to a finer-grained, more	with wisps of po ± cpy.		392.0-394.0	359400	41.8	0.096	67
		carbonate-dominant
		laminated variety. Local
		coarse actinolite assoc
		with irregular patches and
		seams of coarser mag-
		calcite

394.0 - 395.8	Well-laminated, semimassive	Calcite ± serpentine-talc	50-60% fine-grained		394.0-396.0	359401	29.3	0.095	55
	replacement mineralization.		magnetite, +5% py-po,
	Bedded characteristic distinctive.		0.5-1.0% cpy.

395.8 - 396.6	Green fine-grained sediments.	Incipient chlorite-carb-act-	5-10% fine-grained	Bedding ≈ 20º/ core.
		serpentine alteration	magnetite, 3-4% py-po,
			0.5% cpy.

396.6 - 399.25	Semimassive to massive	Carbonate-serpentine.	70% magnetite, 10% po-		396.0-398.0	359402	35.1	0.118	107
	fine-grained magnetite-sulphide		py, 0.5-1.0% cpy.		398.0-400.0	359403	38.4	0.114	98
	replacement mineralization.
	Local fine laminated texture.

399.25 - 399.8	Dark green fine-grained	Chlorite ± serpentine.	Minor magnetite-sulphides	Broken, fractured and
	Sediment.			sheared; serpentine
				slickensides.

399.8 - 400.04	Semimassive-massive magnetite-		60% magnetite, 30% py-po
	sulphide.		1% ± cpy.

400.04-406.3	Light green, bleached, altered,	Chlorite-albite-talc.	Minor magnetite-sulphide	Patchy brecciation;	400.0-402.0	359404	11.15	0.028	16
	fine-grained sediments. Local	401.07-402.1: abundant	except as noted.	local shearing with	402.0-404.0	359405	3.78	0.007	7
	faint laminated bedding.	crystalline talc.	405.0-405.2: seams of	Slickensides.	404.0-406.0	359406	7.61	0.058	26
			semimassive po.

406.3-411.5	Fine-grained semimassive to	Carb-talc-serpentine.	75% magnetite, 5-10%	Bedding fabric ≈ 10º	406.0-408.0	359407	47.4	0.066	31
	massive well-laminated		py-po, minor cpy. Section		408.0-410.0	359408	51.5	0.139	50
	magnetite mineralization.		cut by irregular mag-sulph		410.0-412.0	359409	46.5	0.309	90
			veins (fluid source of
			adjacent replaced beds)

411.5-412.4	Faintly laminated, fine-grained,	Chlorite-talc.	5-10% fine-grained mag &
	altered sediments.		25-30% fine-grained po-py
			as dissem & laminations.
312.4 – 413.0	Fine-grained sediments with	Chlorite-epidote-albite-	Minor	Strongly fractured with	412.0-414.0	439410	5.02	0.034	9
	variable patchwork color	Kspar.		local brecciation.
	scheme (pink, greens, brown &
	black) due to variations in
	alteration type-intensity.

413.0-425.28	Coarse quartz sandstone and	Chlorite-epidote-albite-	Minor	Strongly fractured with
	pebbly wacke-conglomerate with	Kspar.		local brecciation.
	granite clasts. Similar patchwork
	color-alteration scheme.
	423.3-423.5 m: grey laminated
	siliceous siltstone.
	424.3-425.0 m: grey laminated
	siliceous siltstone.

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-20A	East: 517416 (WGS84) North:8301400
PROJECT: Pampa de Pongo			Dip: -90 AZ:	Depth 660.5 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 01/20/05 to 02/10/05		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu (%)	Au (ppb)
0 – 39.0	Triconed; no recovery.

39.0 - 53.2	Coarse, pebbly lithic wacke with	Minor.	Limonitic fractures.	Well-developed
	grey siltstone interbeds; angular			bedding ≈ 30°
	to rounded clasts; poorly sorted.

53.2 - 151.0	Massive ocoite porphyry; 30-40%	Secondary epidote-chlorite.	Minor pyrite
	coarse plag phenos (up to 1cm	Mafics chloritized. Plag
	in size) & 5% mafic phenos in a	phenos generally albitized;	61.0-63.4 +5% py ± chl in
	fine-grained to micro-crystalline	locally displays transitional	irregular seams, patches,
	dark matrix. 2-5% disseminated	type with white to pink albitic	fractures and shears.
	primary magnetite.	rims and grey calcic cores.
		Local incipient albitic
	102.6-104.2 No recovery (TNL)	alteration of matrix in the top
	104.2-110.6 Fluidized-looking	part of section with stronger
	crypto crystalline quenched	albitization past 133 m which
	matrix with globular to breccia-	imparts a bleached pinkish
	like texture. Abundant chl-act	hue to the matrix.
	amygdules.
	125.0-128.2 Similar to 104.2-	149.7-151.0 Section of
	110.6	stronger albite alteration.
	126.8-127.1 Xenolith of gray
	fine-grained volcaniclastic.

151.0 - 168.0	Dark gray, crackled, variably	Epidote-rich breccia matrix.		Brecciated sections
	brecciated, fine-grained
	andesitic volcanic(?). Appears
	to have undergone some
	thermal metamorphism related
	to the ocoite intrusion.

168.0 - 179.1	Similar fine-grained andesite	Secondary epidote-chlorite.	5% finely disseminated
	without brecciation.	Local weak albite alteration.	magnetite which may be
			primary.

179.1 - 201.0	Ocoite porphyry; similar to upper	Past 188.3 m patchy	Sheared upper contact.
	sill. Overall, dark grey fine-	shearing and pink coloration
	grained matrix; +30% plag	due to incipient albite
	phenos. Abundant amygdules.	alteration.

201.0 - 211.7	Bleached, blocky, fractured and	Epidote-chlorite-albite.	@210 m: 3cm calcite-mag	Locally sheared.
	sheared ocoite. Porphyritic		vein in shear 30°/ core.
	texture not distinctive.

211.7 - 212.2	Sheared, chloritic ocoite.	Chlorite.		Sheared.

212.2 - 265.4	Variably sheared ocoite porphyry	Epidote-chlorite ± albite.	212.2-212.7: Coarse mag-	Sheared sections.	212.2-214.0	359827	34.0	0.10	126
	cut by veins and lenses of		calcite vein with 70% mag,		214.0-216.0	359828	31.3	0.06	91
	coarse-grained magnetite-calcite;		8% py, 1% cpy.
	Generally very distinctive		213.4-214.7: massive mag
	porphyritic texture.
			with 7% py, 8% calcite,
			1% cpy
			216.2-216.8: massive mag-		216.0-218.0	359829	32.3	0.049	23
			py-calcite-cpy lens.
			217.5-218.1: Mag-calcite-py
			vein.		218.0-220.0	359830	21.3	0.041	68
			219.0-219.1: Mag-cal vein.
			219.2-219.3: Mag-cal vein.
			219.7-220.0: Mag-py-cal
			vein.		220.0-222.0	359831	10.6	0.01	9
			220.2-220.4: Mag-cal vein		222.0-224.0	359832	9.43	0.007	23
			with py-cpy.		224.0-226.0	359833	5.48	0.005	<5
			226.9-227.1: Mag-cal (50/50)		226.0-228.0	359834	7.38	0.005	<5
			vein.		228.0-230.0	359835	9.42	0.005	<5
	231.65-232.8: Zoned, coarse-		231.65-231.9: Massive mag	Upper sheared	230.0-232.0	359836	21	0.016	26
	grained, mag-cal vein/lens.		w 5%py, 5% cal, minor cpy.	contact 30°/ core.
			231.9-232.45: coarse cal-		232.0-234.0	359837	16.3	0.037	8
			dolomite w 3-4% py-po ±cpy
			232.45-232.8: Massive mag
			w 8% py, 1-2% cal-dol.		234.0-236.0	359838	6.31	<0.005	<5
			236.9-237.0: mag-cal-py vein		236.0-238.0	359839	8.23	<0.005	<5
			@237.3 m: 3 cm mag-cal-py		238.0-240.0	359840	11.55	<0.005	7
			vein 15°/ core.		240.0-242.0	359841	6.03	<0.005	<5
			242.2-242.9: Mag vein.		242.0-244.0	359842	24.2	0.079	32
			242.45-242.75: cal-dol
			core with 5% py ± mag		244.0-246.0	359843	6.02	<0.005	<5
			246.7-246.95: Unusual carb-		246.0-248.0	359844	20.0	0.025	11
			sulphide replacement band
			w coarse botryoidal-banded
			texture 30°/core; coarse py
			rimmed by fine-grained
			botryoidal arsenopyrite.
			247.45-247.8: Coarse mag
			w 6% py, 2-3% cal, 1% cpy.		248.0-250.0	359845	5.95	<0.005	7
			251.5-251.7: Sheared mag-	Narrow shear.	250.0-252.0	359846	10.9	0.013	5
			chlorite.
			252.4-252.55: Cal-mag vein.		252.0-254.0	359847	7.42	0.015	65
					254.0-256.0	359848	6.18	0.031	14
					256.0-258.0	359849	6.45	<0.005	<5
					258.0-260.0	359850	6.64	<0.005	<5
					260.0-262.0	359851	6.65	<0.005	<5
	262.6-265.4: Sheared, strongly	Multiple serpentine slips.	263.15-263.25: Mag-cal-py.	Shearing.	262.0-264.0	359852	13.15	0.006	<5
	fractured section.		265.25-265.4: Mag ± cal-py.		264.0-266.0	359853	23.6	0.033	<5

265.4 - 265.6	Shear zone; Primary textures not	Ep-chl-serpentine.		Shear zone.
	recognizable.

265.6-268.9	Massive mag with pods of coarse		70% mag, 5% py, < 1% cpy.		266.0-268.0	359854	36.5	0.331	41
	cal-dol.				268.0-270.0	359855	53.8	0.081	55

268.9 - 269.2	Ocoite porphyry.	Serpentine slips.		Sheared/fractured.
269.2 - 269.8	Massive magnetite with clasts of	Serpentine.	Massive mag.
	serpentinized ocoite porphyry.

269.8 - 270.2	Ocoite porphyry.	Serpentine slips.		Sheared/fractured.

270.2 - 270.9	Massive magnetite.		Magnetite, 4% py, 1% cpy.		270.0-272.0	359856	25.2	0.019	16
			10% cal-dol gangue.

270.9 - 271.7	Ocoite porphyry.	Chlorite-epidote.		Sheared/fractured.

271.7 - 282.3	Green sheared section.	Numerous serpentine-chl	Occasional magnetite veins &	Sheared zone.	272.0-274.0	359857	20.2	0.035	10
	Host unit appears to be andesitic	slips.	lenses.		274.0-276.0	359858	23.5	0.083	28
	volcanic or volcaniclastic.				276.0-278.0	359859	22.8	0.005	<5
					278.0-280.0	359860	6.59	<0.005	<5
					280.0-282.0	359861	9.59	0.009	<5
282.3 - 283.3	Pale green to pink ocoite	Albite ± ep-chl.			282.0-284.0	359862	13.5	0.034	7
	porphyry.

283.3 - 288.5	Dark green volcaniclastic(?).	Chl-ep-serpentine.	Scattered lenses of mag.	Sheared/fractured.	284.0-286.0	359863	14.7	0.073	44
					286.0-288.0	359864	18.65	0.098	37
288.5 - 293.0	Grey fine-grained volcaniclastic		289.65-289.75: Mag-py lens	Strongly fractured;	288.0-290.0	359865	7.91	0.029	11
	sediment.		with sheared margins.	locally sheared.	290.0-292.0	359866	7.82	0.005	<5
					292.0-294.0	359867	6.44	0.011	<5
293.0 - 294.7	Andesitic volcanic; locally	Bleached; albite alteration.	Minor.	Strongly fractured.
	porphyritic.

294.7-297.65	Andesitic volcanic.		Magnetite-calcite in irreg	Sheared and	294.0-296.0	359868	19.85	0.061	191
			patches, veins and breccias.	brecciated.	296.0-298.0	359869	18.4	0.136	31
			35-40% mag.

297.65-299.7	Soft, light green altered andesitic	Ep-carb ± muscovite(?).	299.35-299.4: mag vein.		298.0-300.0	359870	10.3	0.048	39
	volcanic.	299.55-299.7: hydrothermal
		chlorite and muscovite.

299.7 - 300.6	Dark gray dolomitized unit.	Dolomite with abundant	0.5% disseminated cpy.
		Pale green to white
		hydrothermal muscovite.

300.6-301.75	White, coarse, cal-dol vein.	1-2% cpy, 1% po			300.0-302.0	359871	11.95	0.582	1385

301.75-303.3	Massive magnetite with clasts of	Serpentine ± muscovite.	70% mag, 5% po-py, 0.5%		302.0-304.0	359872	33.4	0.096	98
	serpentinized host rock.		cpy.

303.3-314.75	Mixture of dark green sheared	Serpentine-chlorite-calcite.	Overall ≈ 40% mag, 2-3%	Sheared.	304.0-306.0	359873	32.4	0.064	17
	serpentinized host rock with	@ 306.8 m mag-dol vein	po-py, local cpy.		306.0-308.0	359874	13.2	0.042	29
	mag-cal-sulphide pods, lenses	with large actinolite			308.0-310.0	359875	45.1	0.071	44
	and veins. Original porphyritic	pseudomorphs replaced			310.0-312.0	359876	36.4	0.246	105
	texture of host locally preserved.	by py, cpy & mag.			312.0-314.0	359877	20.5	0.076	49

314.75-626.0	Continuous interval of wholesale
	replacement mineralization and
	alteration. Generally competent
	throughout.
	314.75-332.9: General semi-	Serpentine-talc.	Section averages ≈ 60% mag	Local coarse	314.0-316.0	359878	36.1	0.19	42
	massive mag replacement		w 3-5% py-po; local sign	compositional	316.0-318.0	359879	35.1	0.218	37
	w local zones of massive mag.		cpy, averaging ≈ 1%. Local	banding (original	318.0-320.0	359880	50.1	0.134	75
	In the semimassive mineral-		wispy patches of red hem.	bedding?) 30-45°/	320.0-322.0	359881	35.3	0.172	33
	Ization, mag occurs as blotchy		General increase in Fe grade	core.	322.0-324.0	359882	44.2	0.089	27
	replacements and fracture		down section. 5-7% cal-dol		324.0-326.0	359883	55.8	0.106	36
	halos in a dark green		throughout section in veins,		326.0-328.0	359884	49.6	0.11	27
	serpentine matrix. Local frags		lenses and intergrowths with		328.0-330.0	359885	51.7	0.214	70
	of serpentinized host rock.		magnetite.		330.0-332.0	359886	49.5	0.112	31

	332.9-336.1: Broken, crumbly	Light green fine-grained	40-50% mag, 2-3% py-po;	Partly sheared.	332.0-334.0	359887	33.9	0.048	30
	section.	serpentine-ep alteration.	Local cpy.		334.0-336.0	359888	40.1	0.095	80

	336.1-338.6: Crumbly, massive		+90% mag, 2-3% py-po;	Partly sheared.	336.0-338.0	359889	57.7	0.087	13
	magnetite.		local cpy, minor calcite.

	338.6-340.25: Massive mag.		80% mag, 15% po-py,		338.0-340.0	359890	60.62	0.176	42
			+1%cpy; 5% cal-dol.

	340.25-341.9: White dol-cal lens.		10% mag, 2% po-cpy; top		340.0-342.0	359891	21.9	0.478	47
			10 cm contains 7-8% cpy &
			1 cm seam of arsenopyrite.

	341.9-347.8: Massive, coarse-		Massive mag with 5% py-po,		342.0-344.0	359892	64.53	0.093	<5
	grained, black magnetite.		0.5% cpy, minor calcite.		344.0-346.0	359893	64.2	0.075	14
					346.0-348.0	359894	57.7	0.096	10
	347.8-349.3: Semimassive to	Remnants of serpentinized	70% mag, 4% py-po, 1% cpy;	Sharp upper	348.0-350.0	359895	54.9	0.083	22
	massive magnetite.	host rock.	10% interstitial calcite.	contact 45°/ core.

	349.3-350.9: Massive mag		Similar to 341.9-347.8
	similar to 341.9-347.8.		350.0-350.25: cal-dol lens
			w 6% py-po, 0.5-1.0% cpy.

	350.9-414.14: Fairly uniform	Serpentine. Many of the dol	Section averages ≈ 70% mag		350.0-352.0	359896	58.3	0.118	47
	zone of semimassive to	lenses throughout the	6% po ± py & ≈ 1% cpy.		352.0-354.0	359897	52.2	0.140	361
	massive mag mineralization	section contain fine-grained	past ≈ 360 m cpy drops off		354.0-356.0	359898	52.1	0.142	52
	w 15% dol-cal in irregular veins	mag replacing radiating	to < 0.5%.		356.0-358.0	359899	45.3	0.099	27
	stringers and lenses and about	clusters of large thin acicular		@359.2 m well-	358.0-360.0	359900	54.8	0.118	22
	10% light green serpentine	structures which appear to		preserved relic	360.0-362.0	359901	56.7	0.146	33
	in matrix and occasionally	be pseudomorphs of		bedding 30°/ core.	362.0-364.0	359902	54.6	0.122	20
	as fragments of altered host	tourmaline or possibly			364.0-366.0	359903	49.3	0.123	40
	rock.	tremolite-actinolite.			366.0-368.0	359904	52.0	0.104	60
		Local crystalline talc.			368.0-370.0	359905	54.5	0.114	26
					370.0-372.0	359906	51.8	0.126	49
					372.0-374.0	359907	52.1	0.106	70
					374.0-376.0	359908	52.1	0.136	31
					376.0-378.0	359909	56.2	0.106	100
					378.0-380.0	359910	59.7	0.094	23
					380.0-382.0	359911	51.6	0.084	30
					382.0-384.0	359912	52.4	0.133	26
					384.0-386.0	359913	58.2	0.144	71
					386.0-388.0	359914	50.6	0.136	54
					388.0-390.0	359915	54.1	0.102	43
					390.0-392.0	359916	57.3	0.103	39
					392.0-394.0	359917	58.9	0.117	48
					394.0-396.0	359918	55.4	0.098	71
		@396.8 m: Early white ab			396.0-398.0	359919	42.5	0.081	22
		alteration partly overprinted			398.0-400.0	359920	57.5	0.119	69
		by dark green serp-mag			400.0-402.0	359921	50.5	0.081	50
		along sinuous fronts			402.0-404.0	359922	56.0	0.104	31
		extending out along fracts.			404.0-406.0	359923	58.9	0.103	41
					406.0-408.0	359924	49.4	0.111	41
		@412.3 m: 7 cm clast of			408.0-410.0	359925	41.5	0.062	40
		bleached volc porphyry w			410.0-412.0	359926	53.5	0.148	60
		serpentinized rim.			412.0-414.0	359927	50.9	0.113	31

	414.4-419.0: Semimassive-	Early albite, later serpentine.	60% mag, 4-5% po-py, minor		414.0-416.0	359928	38.0	0.068	53
	massive mag with 25% angular		cpy. 10% dol-calcite.		416.0-418.0	359929	53.3	0.100	89
	to rounded clasts up to 15 cm
	in size of bleached, albitized
	volc porph with serpentinized
	rims. Smaller clasts are totally
	serpentinized.

	419.0-424.0: Massive mag w	5% serpentine.	80% mag, 6% po ± py.		418.0-420.0	359930	55.8	0.065	33
	8% cal-dol.				420.0-422.0	359931	57.5	0.118	30
					422.0-424.0	359932	53.7	0.090	35
	424.0-461.7: Semimassive mag	20% serpentine, 15% dol.	Overall ≈ 60% mag, 5% po-		424.0-426.0	359933	39.4	0.055	32
	mineralization; fairly uniform	Serpentine occurs in matrix	py; generally minor cpy but		426.0-428.0	359934	34.9	0.082	103
	texture of marbled light green	and replacing clasts. locally	locally present in amounts		428.0-430.0	359935	36.8	0.061	31
	serpentine and mag. Local	abundant magnetite pseudo-	>1%.		430.0-432.0	359936	43.3	0.082	43
	clasts of bleached albitized	morphs after tourmaline or			432.0-434.0	359937	41.7	0.084	41
	host rock (volc porphyry)	actinolite in radiating			434.0-436.0	359938	46.6	0.105	73
		clusters up to 4 cm in length.			436.0-438.0	359939	43.8	0.205	98
					438.0-440.0	359940	34.6	0.178	97
			447.0-452.7: < 50% mag,		440.0-442.0	359941	44.9	0.289	149
			≈ 40% serpentine.		442.0-444.0	359942	43.9	0.263	111
					444.0-446.0	359943	33.1	0.120	38
					446.0-448.0	359944	36.8	0.140	168
					448.0-450.0	359945	24.6	0.100	94
					450.0-452.0	359946	18.65	0.143	206
					452.0-454.0	359947	35.7	0.269	130
					454.0-456.0	359948	38.5	0.365	340
					456.0-458.0	359949	34.4	0.419	178
					458.0-460.0	359950	41.8	0.150	144
					460.0-462.0	359951	31.7	0.243	315
	461.7-471.95: Semimassive to	Matrix of dol-serpentine.	60-65% mag, 6-7% po-py,		462.0-464.0	359952	49.1	0.146	136
	massive mag mineralization. A	Clasts bleached, partly	0.5% cpy. Local narrow		464.0-466.0	359953	44.7	0.166	178
	few clasts (1-8 cm) of andesite	albitized; rims serpentinized	intervals of 1-2% cpy.		466.0-468.0	359954	46.3	0.159	234
	porph with serpentinized rims.				468.0-470.0	359955	45.0	0.287	111
					470.0-472.0	359956	45.2	0.152	81
	471.95-472.25: Pale gray,		2% disseminated mag.
	coarsely-crystalline dolomite.

	472.25-475.9: Similar to 461.7-	Dol-serpentine matrix.	50% mag, 2% po-py, 1-2%		472.0-474.0	359957	28	0.487	903
	471.95 with less magnetite.		cpy.		474.0-476.0	359958	30.8	0.305	648

	475.9-478.25: Massive mag		90% mag, 6% py as dissems,		476.0-478.0	359959	51.9	0.182	114
	476.4-477.0: Mixed with white		stringers & pseudomorphic
	coarsely-crystalline dolomite.		laths. Minor cpy.

	478.25-481.2: Similar to 472.25-		50% mag, 2% po-py, 1-2%		478.0-480.0	359960	37.7	0.509	278
	475.9.		Cpy.

	481.2-487.0: Massive, coarse-	Minor serpentine.	85-90% mag, 6-7% po-py,		480.0-482.0	359961	44.8	0.667	1260
	grained magnetite.		minor cpy.		482.0-484.0	359962	57.1	0.207	86
					484.0-486.0	359963	62.73	0.106	47
	487.0487.65: White, coarsely-		5% mag.		486.0-488.0	359964	46.5	0.052	32
	crystalline dolomite.

	487.65-491.65: Low-grade,	Coarsely cryst dolomite,	30% mag, 3-4% py-po, 0.5%		488.0-490.0	359965	32.5	0.252	281
	semimassive magnetite	serpentine gangue. Trem-	cpy.		490.0-492.0	359966	39.4	0.201	110
		actinolite crystal structure
		aggregates in dolomite
		replaced by magnetite.

	491.65-508.6: Semimassive to	Mainly light green serpentine	60% mag, 4-5% po-py, minor		492.0-494.0	359967	9.62	0.163	87
	massive mag.	gangue;	cpy; 5% dol.		494.0-496.0	359968	25.6	0.294	277
					496.0-498.0	359969	43.0	0.132	133
	499.6-499.95: Remnant of pale				498.0-500.0	359970	36.8	0.116	160
	green partly serpentinized				500.0-502.0	359971	38.3	0.197	212
	host rock; Locally, primary				502.0-504.0	359972	48.5	0.063	36
	porph text partly preserved.				504.0-506.0	359973	49.1	0.090	60
					506.0-508.0	359974	34.2	0.057	18
	508.6-512.15: Massive mag with		60 vol % mag, 4-5% py-po,		508.0-510.0	359975	26.4	1.040	78
	35% coarse dolomite.		1-2% cpy.		510.0-512.0	359976	49.0	0.619	340

	512.15-517.55: Massive, coarse-		85% mag, 6% po-py, minor		512.0-514.0	359977	58.6	0.299	301
	grained mag.		cpy; 7% dolomite.		514.0-516.0	359978	62.13	0.120	63
					516.0-518.0	359979	49.2	0.178	806
	517.55-520.5: Friable, somewhat	Dolomite-serpentine.	50% mag, 4-5% py-po, minor		518.0-520.0	359980	38.1	0.213	139
	porous semimassive mag.		cpy.

	520.5-525.8: Massive mag;		+90% mag, 6% disseminated		520.0-522.0	359981	58.6	0.095	43
	3-4 % interstitial dolomite.		po-py.		522.0-524.0	359982	62.31	0.125	44
					524.0-526.0	359983	59.8	0.118	83
	525.8-559.45: Fairly uniform	Serpentine-dolomite.	Section averages ≈ 70% mag	@550.85 possible	526.0-528.0	359984	50.1	0.265	194
	semimassive to massive mag		5% po-py; generally minor	relic bedding 35°/	528.0-530.0	359985	53.9	0.215	435
	with 25% serp-dol matrix.		cpy.	core.	530.0-532.0	359986	56.3	0.194	186
	Somewhat porous with friable				532.0-534.0	359987	57.2	0.126	44
	sections.				534.0-536.0	359988	49.6	0.163	183
					536.0-538.0	359989	56.7	0.099	87
					538.0-540.0	359990	51.3	0.142	64
					540.0-542.0	359991	52.0	0.096	35
					542.0-544.0	359992	59.9	0.128	137
					544.0-546.0	359993	46.8	0.400	139
					546.0-548.0	359994	51.2	0.136	120
					548.0-550.0	359995	45.1	0.350	116
					550.0-552.0	359996	45.1	0.110	47
					552.0-554.0	359997	46.6	0.122	82
					554.0-556.0	359998	55.9	0.118	136
					556.0-558.0	359999	50.3	0.154	83
					558.0-560.0	360000	50.1	0.178	131
	559.45-562.4 Syn-mineral	Serpentine-dolomite	60% mag, 5% po-py, minor	Syn-mineral breccia	560.0-562.0	360001	46.0	0.208	71
	breccia with magnetite, dol &		cpy.
	serpentine clasts.

	562.4-563.0: Mainly white dol;			Sheared upper	562.0-564.0	360002	51.1	0.199	74
				contact.

	563.0-575.8: Mainly massive	Dolomite-serpentine.	80% mag, +7% po-py. Local	571.6-572.0: Comp	564.0-566.0	360003	57.2	0.128	38
	mag; dolomite ± serp gangue.		cpy in late-stage dolomite-	banding 45°/ core.	566.0-568.0	360004	58.5	0.081	25
			sulphide patches.		568.0-570.0	360005	59.0	0.099	117
				572.25-572.4: Talc-	570.0-572.0	360006	57.0	0.152	82
				serpentine gouge.	572.0-574.0	360007	46.4	0.093	79
					574.0-576.0	360008	49.6	0.118	60
	575.8-580.8: Crumbly breccia	Serpentine-dolomite.	60% mag, 4-5% po-py, minor	Syn-mineral breccia	576.0-578.0	360009	42.4	0.120	74
	with mag & serpentine clasts		cpy.		578.0-580.0	360010	42.9	0.121	54
	in a fine-grained dol-mag-
	serpentine matrix.

	580.8-581.85: Coarsely-cryst		Irregular seams and blebs of		580.0-582.0	360011	23.8	0.820	52
	white dolomite lens.		mag-py (8-10%); minor cpy.

	581.85-594.4: Massive mag with		Massive mag with 5-6% py &		582.0-584.0	360012	36.7	0.057	35
	a few lenses of white dolomite.		10% dol.		584.0-586.0	360013	54.3	0.172	59
					586.0-588.0	360014	59.6	0.092	29
					588.0-590.0	360015	63.92	0.080	35
					590.0-592.0	360016	56.6	0.102	23
					592.0-594.0	360017	63.02	0.077	23
	595.4-626.0: Semimassive mag.	Serpentine-dolomite.	Overall ≈ 60% mag, 4-5% py-	@ 622.7 m: comp	594.0-596.0	360018	43.4	0.156	89
	Local remnants of altered (ab-		po, minor cpy.	banding 40°/ core.	596.0-598.0	360019	47.0	0.074	52
	serp) andesite porphyry. A few				598.0-600.0	360020	38.3	0.132	112
	serpentine clasts.				600.0-602.0	360021	22.6	0.211	234
					602.0-604.0	360022	19.2	0.059	34
					604.0-606.0	360023	40.3	0.102	87
					606.0-608.0	360024	32.4	0.058	39
					608.0-610.0	360025	23.3	0.034	19
					610.0-612.0	360026	22.8	0.051	26
					612.0-614.0	360027	27.4	0.059	24
					614.0-616.0	360028	20.6	0.104	79
					616.0-618.0	360029	36.5	0.064	42
					618.0-620.0	360030	34.6	0.100	51
					620.0-622.0	360031	38.0	0.082	36
					622.0-624.0	360032	38.2	0.093	67
					624.0-626.0	360033	36.5	0.128	118

626.0-627.7	White to pale gray finely		3-4% disseminated mag.		626.0-628.0	360034	8.97	0.007	<5
	crystalline dolostone; indistinct
	bedding.

627.7-629.4	Uniform semimassive mag	Dolomite-serpentine gangue	65% fine-grained, dissem	Upper & lower	628.0-630.0	360035	27.6	0.051	35
			Mag, 5% py-po.	contacts 45°/ core.

629.4-631.85	White to pale gray, finely-cryst	Serpentine-mag in matrix of	5%-10% mag, minor py.	Local syn-mineral	630.0-632.0	360036	7.83	0.020	6
	dolostone; locally brecciated.	breccias.		Breccia.

631.85-639.9	Low-grade semimassive mag.	Dolomite ± serpentine.	Av ≈ 35-40% mag, 3-4% py-		632.0-634.0	360037	26.1	0.067	23
	Local remnants of light green		po.		634.0-636.0	360038	26.7	0.053	22
	andesite porphyry.		635.8-637.2: weakly mineral-		636.0-638.0	360039	14.75	0.027	14
			ized andesite porphyry.		638.0-640.0	360040	13.75	0.086	44

639.9-643.9	White to pale gray finely		Minor mag.	Local faint bedding	640.0-642.0	360041	1.01	<0.005	<5
	Crystalline dolostone.			10°/ Core.	642.0-644.0	360042	1.68	0.007	<5

643.9-647.55	Gray, thinly laminated dolostone.	Local light green serpentine.	10-20% fine-grained mag as	Bedding ≈ 20°/ core	644.0-646.0	360043	7.28	0.087	86
			thin laminations and wispy		646.0-648.0	360044	11.25	0.027	22
			bands parallel to bedding.
			Minor py-po.

647.55-649.0	Low-grade semimassive mag.	Dolomite-serpentine gangue	25-30% mag, 2-3% py-po.		648.0-650.0	360045	6.63	<0.005	<5

649.0-650.3	Resistant, dark gray-brown	Patches an x-cutting seams	Minor.
	Fine-grained sediment.	of qtz-ab ± chl-serpentine.

650.3-656.0	Gray-brown to green resistant	Ab adjacent to fractures;	Minor secondary mag.
	pebbly sediment; mainly volc	later stage fractures with
	clasts.	chl-act; patchy pink sec
		Kspar at bottom of section.

656.0-657.0	Green and brown fine-grained	Local fracture-controlled
	sediment.	albite alteration.

657.0-660.5	Resistant pebbly sediment	Patchy secondary ab and
	similar to 650.3-656.0 with	pink Kspar. Chl-act along
	5-10% qtz clasts up to 3 mm in	fractures.
	size (increasing qtz at depth).
	rounded granitic pebble noted
	at 657.9 m.

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: DDH04-21	East: 517450 (WGS84) North: 8301655
PROJECT: Pampa de Pongo			Dip: -90 AZ:	Depth 784.8 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 14/11/05 to 07/12/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe(%)	Cu(%)	Au ppb
0 – 25.65	Triconed; no recovery.

25.65 – 29.2	Overburden; conglomerate
	with loose, sandy matrix

29.2-32.4	Friable breccia with bleached	40% epidote
	andesitic clasts; oxidized.

32.4-34.9	Breccia; grey, fine-grained		Local limonitic matrix.
	siltstone(?) clasts up to 4 cm
	in size in a crushed granular
	matrix

34.9-36.5	Uniform, green, medium-grained	Weak propylitic.
	andesitic volcanic. Non porphy-
	ritic.

36.5-42.3	Grey-green, interbedded, coarse	Local pink fine-grained		Local well-laminated
	lithic wacke and siltstone. Local	Kspar in matrix and		bedding ≈ 40º/ core.
	graded bedding; pebble bands.	adjacent to fractures.

42.3-51.4	Grey, fine-grained sandstone-	Generally minor alteration.		Past 44.8 m: Broken
	siltstone; bedding indistinct.	43.9-44.2 m: crackle-		interval with limonitic
		breccia 70º/ core with		fractures.
		albite matrix.

51.4-53.15	Sandstone-siltstone.	Fracture-controlled sodic	1% pyrite along fractures.
		(albite) alteration.
		Progressively stronger
		towards base.

53.15-57.0	Fine-grained massive magnetite;	Dolomite gangue.	+80% magnetite & 5% py		53.15-55.0	359458	61.23	0.121	24
	replacement.		in thin tension gashes/		55.0-57.0	359459	63.75	0.326	380
			veinlets, as small blebs &
			lath-like crystal aggregates
			(pseudomorphs after
			scapolite ?); + 1.0% cpy.

57.0-58.0	“Vein”: coarse dolomite-mag-		25 vol % magnetite, +5%		57.0-59.0	359460	17.7	1.820	2840
	sulphide marginal phase.		cpy, 7% ± py.

58.0-68.4	“Vein”: white, massive, coarsely-		Thin styolite-like seams		59.0-61.0	359461	1.62	0.058	37
	crystalline dolomite;		with chlorite-pyrite ± cpy.		61.0-63.0	359462	3.15	0.043	12
	central phase.		≈ 1% py, < 0.5% cpy.		63.0-65.0	359463	3.04	0.039	13
					65.0-67.0	359464	3.57	0.058	64
68.4-69.3	“Vein”: similar to 57.0-58.0 m		35 vol % magnetite,		67.0-69.0	359465	19.0	0.157	406
			2.0-3.0% cpy.

69.3-73.4	Massive magnetite-pyrite	15% dolomite gangue.	60-70% mag, 15% py, 2%		69.0-71.0	359466	58.5	0.292	162
	replacement mineralization.		cpy; large pseudomorphic		71.0-73.4	359467	51.6	0.408	35
			laths up to 3 cm long
			composed of py-cpy-
			carbonate intergrowths.

73.4-75.65	Light green fine-grained tuff-		Minor magnetite; + 7.0%		73.4-75.65	359468	13.2	0.157	19
	volcaniclastic sediment.		finely dissem py; 0.5-1.0%
			finely dissem cpy.

75.65-77.3	Massive replacement mineral-	30% carbonate in matrix	60 vol % magnetite, 8% py		75.65-78.0	359469	43.9	0.271	305
	Ization similar to 69.3-73.4	with actinolite.	2% ± cpy.

77.3-86.4	Light green volcaniclastic/tuff	Propylitic; most fragments	≈ 25 vol % magnetite;	Bedding ≈ 40º/ core.	78.0-80.0	359470	10.6	0.051	42
	unit with veins and irregular	have dark alteration rims	mag vein-replacement		80.0-82.0	359471	32.5	0.076	62
	replacements zones of mag-	of fine magnetite and	zones contain 5-7% py &		82.0-84.0	359472	15.15	0.079	77
	calcite; sections of coarse	serpentine(?)	≈ 2% cpy.		84.0-86.0	359473	21.1	0.144	213
	tectonic/hydrothermal breccia
	with magnetite-calcite matrix.

86.4-167.0	Similar host; coarse breccia	General propylitic.	Overall ≈ 40% mineral-		86.0-88.0	359474	28.1	0.118	156
	mineralization with blocks of	Past 95.6 m incipient	ization (mag-cal-sulphide)		88.0-90.0	359475	29.3	0.131	168
	unmineralized host. Breccias	albitization. Most frags	which occurs in the matrix		90.0-92.0	359476	26.7	0.156	121
	have magnetite-calcite-sulphide	contain dark alteration rims	of breccias and in veins		92.0-94.0	359477	22.3	0.064	66
	matrix; angular to rounded	of serpentine-magnetite.	and lenses. Breccia clasts		94.0-96.0	359478	19.6	0.084	68
	breccia clasts up to 6 cm in size		generally are not well		96.0-98.0	359479	19.15	0.074	258
	– most with dark reaction rims.		mineralized.	@98m bedding ≈	98.0-100.0	359480	14.3	0.095	60
				30º/ core.
	98.0-99.0 m: unmineralized	Propylitic; weak albitization.	Minor pyrite
	sed-volc host
	100.8-104.95 m: fine-grained,	Weak albitization (stronger	1-2% pyrite	Steep bedding.	100.0-102.0	359481	13.2	0.034	14
	laminated, grey sediment	at base).			102.0-104.0	359482	8.6	0.054	14
					104.0-106.0	359483	17.65	0.083	52
					106.0-108.0	359484	30.1	0.101	285
					108.0-110.0	359485	27.5	0.179	184
					110.0-112.0	359486	26.9	0.142	85
					112.0-114.0	359487	27.2	0.161	133
					114.0-116.0	359488	21.0	0.035	55
					116.0-118.0	359489	25.2	0.067	48
					118.0-120.0	359490	23.0	0.118	59
					120.0-122.0	359491	24.6	0.098	75
					122.0-124.0	359492	19.95	0.061	105
					124.0-126.0	359493	33.9	0.161	133
	126.9-128.4 m: waste block;	Propylitic + Ab	1-2% py, 1-2% magnetite.		126.0-128.0	359494	14.6	0.153	94
	light green volcaniclastic.
					128.0-130.0	359495	20.4	0.057	14
					130.0-132.0	359496	20.0	0.105	56
					132.0-134.0	359497	14.55	0.025	<5
	134.9-137.1 m: waste block;	Hornfels	Minor py.		134.0-136.0	359498	9.93	0.013	<5
	dark brown, resistant, fine-				136.0-138.0	359499	18.15	0.076	7
	grained sediment.
	137.1-137.65 m: andesitic	Minor	@137.3 m: mag vein.
	“ocoite” dyke; coarsely
	porphyritic; pre-mineral
	137.65-138.25 m: massive,		65% magnetite, 20% py,		138.0-140.0	359500	34.7	0.091	24
	coarse, mag-calcite-py		1-2% cpy.
	mineralization at dyke contact.
	139.1-139.4 m: massive mag.		+90% magnetite.
	140.2-140.9 m: waste block		Minor pyrite.		140.0-142.0	359501	27.8	0.040	7
	similar to 134.9-137.1 m				142.0-144.0	359502	18.95	0.035	<5
				@145 bedding ≈	144.0-146.0	359503	16.95	0.039	<5
	146.55-146.8 m: massive mag			40º/ core	146.0-148.0	359504	36.4	0.078	20
	147.6-147.9 m: massive mag
					148.0-149.5	359505	17.2	0.025	<5
	149.5-152.7 m: ocoite porphyry;	Sections of mod to strong	A few fractures with pyrite.		149.5-152.7	359506	5.03	0.018	<5
	sharp upper contact 45º/ core.	Ab alteration. Dark spots
		of sec chlorite around			152.7-155.0	359507	19.8	0.030	<5
		margins of sec Ab.			155.0-157.0	359508	20.6	0.053	7
					157.0-159.0	359509	20.1	0.032	11
	160.1-160.3 m: mineralized				159.0-161.0	359510	29.4	0.082	8
	Ocoite dyke fragments.				161.0-163.0	359511	17.95	0.068	29
					163.0-165.0	359512	21.0	0.065	46
					165.0-167.0	359513	26.8	0.102	24

167.0 - 169.0	Coarse lithic sandstone; pebbly	Epidote.	Minor pyrite.		167.0-169.0	359514	4.61	<0.005	<5
	sections.

169.0 - 169.15	Magnetite vein.	Calcite gangue.	80% mag, +10% py, 1-2%		169.0-171.0	359515	12.25	0.031	19
			cpy.

169.15 - 171.4	Ocoite porphyry; 30% plag	Patches of fracture-	Minor pyrite.
	phenos up to 1 cm in size in	controlled albite alteration.
	fine-grained matrix.	Secondary chlorite

171.4 - 171.7	White calcite vein.				171.0-173.0	359516	14.75	0.022	<5

171.7 - 172.2	Breccia mineralization similar	Alteration rims of dark	Matrix of mag-py-minor py;
	To 86.4-167.0; ocoite clasts.	serpentine around clasts.	≈ 60% mag.

172.2 - 173.2	Uniform ocoite porphyry.	Bleached albitic matrix;
		secondary Ab rims around
		plag phenos.

173.2 - 173.4	Brecciated ocoite.	Hydrothermally altered	Magnetite-pyrite.		173.0-175.0	359517	9.99	0.019	15
		matrix with serpentine,
		fine magnetite and pyrite.

173.4 - 174.5	Fine-grained volcaniclastic-	Secondary chlorite-albite	Minor.
	sediment.	associated with network
		of hairline fractures.

174.5 - 178.4	Coarse hydrothermal breccia	Chlorite-ep-serp-ab; dark	≈ magnetite, 3-4% py,		175.0-177.0	359518	20.4	0.067	20
	with mineralized matrix (mag-	alteration rims around most	< 0.5% cpy.		177.0-178.4	359519	26.1	0.068	25
	cal-py ± cpy; mixture of ocoite	of the clasts.
	& volc-sed clasts <1 to + 15 cm.
178.4 - 179.0	Brown fine-grained hornfels-	Patchy hydrothermal alt	Minor pyrite.		178.0-180.0	359520	8.36	0.005	<5
	like unit.	with secondary ep-chl-ab.

179.0 - 180.0	Ocoite porphyry.	Chlorite.	1-2% magnetite.

180.0 - 186.8	Massive mag-calcite lens:
	180.0-183.0 m: massive mag	Calcite gangue ; local	75% coarse mag, 6-7% py,		180.0-182.0	359521	54.0	0.078	14
		actinolite.	<1% cpy.		182.0-184.0	359522	45.9	0.044	14
	183.0-184.6 m: massive dolomite		3-4% py, 3-4% mag.

	184.6-186.8 m: massive mag		massive magnetite with		184.0-186.0	359523	53.6	0.069	16
			5-6% py (acicular psuedo-
			morphs), 1% ± cpy.

186.8 - 187.4	Ocoite porphyry.	Ab-ep-chlorite.	Minor py.		186.0-188.0	359524	34.8	0.092	15

187.4 - 190.95	Coarse breccia with altered	Ep-chlorite-serpentine.	Matrix of mag-py ± cpy.		188.0-190.0	359525	22.7	0.034	6
	ocoite and volc-sed clasts.		30% mag.

190.95-195.15	Mainly ocoite porphyry.	Bleached albitic sections.			190.0-192.0	359526	10.95	0.016	9
	193.193.5 m: mineralized breccia				192.0-194.0	359527	10.45	0.032	16
	194.2-194.5 m: calcite-mag vein

195.15-196.05	Coarse calcite-magnetite vein.		10% magnetite.		194.0-196.0	359528	9.7	0.017	<5

196.05 - 201.3	Mineralized breccia; volc-sed	Ep-chlorite.	≈ 50% mag, 3-4% py,		196.0-198.0	359529	36.2	0.061	22
	clasts.		0.5% cpy.		198.0-200.0	359530	36.9	0.095	22

201.3 - 203.0	Light green altered volcanic(?)	Secondary ab, ep, chlorite.	2% po-py; a few thin mag-		200.0-202.0	359531	19.9	0.072	34
			calcite veins.

203.0 - 204.4	Ocoite porphyry.	Ep-chlorite-ab	Minor pyrite		202.0-204.0	359532	7.15	0.007	5

204.4 - 205.0	Coarse breccia; ocoite and volc-	Serpentine alteration rims	Mag-calcite-py ± cpy		204.0-206.0	359533	13.7	0.052	12
	sedimentary clasts.	around most of clasts.	matrix. ≈ 30% total mag.

205.0 - 206.8	Ocoite porphyry.	Ep-chlorite-ab.	Minor pyrite.

206.8 - 209.2	Altered fine-grained sediment.	Mod to strong albite alt;	A few mag-carb veins.		202.0-208.0	359534	19.6	0.025	5
		secondary ep-chlorite.

209.2 - 210.0	Coarse massive magnetite.	5% calcite gangue.	85-90% mag, 6-7% py,		208.0-210.0	359535	31.7	0.123	114
			1% cpy.

210.0 - 210.45	Coarse ocoite porphyry.	Ab-chlorite-ep.	Minor pyrite.		210.0-212.0	359536	9.6	0.011	<5

210.45 - 216.9	Grey and pale green (albitized)	Fairly pervasive albite alt.	A few narrow intervals of		212.0-214.0	359537	11.3	0.027	<5
	fine-grained sediment.	Secondary ep-chlorite.	mineralized breccia.		214.0-216.0	359538	7.24	<0.005	<5
									13
216.9 - 217.6	Coarse magnetite-calcite pod.		≈ 40% mag, 2-3% py,		216.0-217.75	359539	22.1	0.044	13
			1% cpy.
217.6 - 220.9	Coarse ocoite porphyry; 35%	Patchy, weak, albite	@ 217.75 m: 2 cm mag-		217.75-220.0	359540	4.74	0.005	<5
	plag phenos up to 1 cm in size	alteration.	calcite vein 25º/ core.
	In a dark green finely crystalline		220.7-220.9 m: coarse
	Matrix.		breccia w mag-cal matrix.

220.9 - 222.85	Green fine-grained volc-sediment	Propylitic; patchy, pale pink	1-2% py as disseminations		220.0-222.0	359541	10.65	0.022	<5
		secondary albite.	& in fractures with ep-chl.

222.85 - 223.1	Coarse hydrothermal breccia;	Serpentine alteration rims	50% matrix consisting of		222.0-224.0	359542	20.5	0.059	6
	volcanic clasts.	around most of the clasts.	coarse mag-cal-py ± cpy.

223.1 - 223.6	Ocoite porphyry.		@223.3 m: 10 cm mag-
			cal-py-cpy vein.

223.6 - 229.7	Grey-green volcaniclastic	Secondary ep-chl in matrix	Minor py-magnetite.		224.0-226.0	359543	6.68	<0.005	<5
	sediment.	and in high angle fractures.	227.1-228.0 m: coarse		226.0-228.0	359544	11.0	0.023	<5
		Spotted sec ab and ab	breccia with coarse cal-		228.0-229.7	359545	6.39	0.008	<5
		halos adjacent to fractures.	mag-py-cpy matrix;
			serpentinized clasts.

229.7 - 230.4	Massive coarse-grained
	magnetite with 10% py-po, 1%				229.7-231.1	359546	48.9	0.077	26
	cpy, 5% calcite.

230.4 - 235.8	Green volcaniclastic similar to	Propylitic; patchy, pale pink	A few mag-calcite veins &		231.1-233.75	359547	14.9	0.031	<5
	223.6-229.7.,	secondary albite.	narrow intervals of mag		231.75-235.8	359548	13.8	0.035	12
			breccia; overall ≈ 10% mag

235.8 - 236.4	Ocoite porphyry.	Propylitic ± albite.	Thin chl-mag-serpentine	Upper contact 40º	235.8-238.0	359549	18.9	0.083	23
			veinlets

236.4 - 238.2	Hydrothermal breccia;	Propylitic ± albite in clasts	≈ 25% mag (in matrix);
	volcaniclastic host.	with rims of serpentine.	5% py-po, < 1% cpy.

238.2 - 239.4	Massive coarse magnetite with				238.0-240.0	359550	47.1	0.108	20
	5% pyrite (small laths), + 1%
	cpy, 3% calcite.

239.4 - 242.0	Hydrothermal breccia;	Propylitic ± albite in clasts	60% mag, 3-4% py-po,		240.0-242.0	359551	32	0.059	16
	volcaniclastic host.	with rims of serpentine.	0.5% cpy.

242.0-247.75	Ocoite porphyry.	Narrow breccia zones with	Mag-cal-py-cpy in veins &		242.0-244.0	359552	17.25	0.046	54
		serpentine alteration rims	narrow breccia zones;		244.0-246.0	359553	11.2	0.010	8
		around clasts.	≈ 20% mag, 2-3% py ± cpy		246.0-248.0	359554	18.05	0.022	14

247.75 - 248.5	Green volcaniclastic.	Ep-chl-serpentine.	25% mag in coarse mag-
			calcite veins.

248.5 - 251.3	Brecciated and veined ocoite.	Serpentine alt rims; thin	25-30% coarse mag, 3%		248.0-250.0	359555	20.7	0.076	164
		chlorite fractures; local	py, local cpy.		250.0-252.0	359556	5.29	0.015	15
		pink hue due to sec ab.
251.3 - 256.0	Ocoite porphyry.	Pinkish hue; weakly	Minor mineralization.	Sheared, chloritized	252.0-254.0	359557	4.13	<0.005	5
		albitized.		lower contact.	254.0-256.0	359558	8.18	0.010	<5

256.0 - 257.9	Sheared ocoite.	Chlorite-serpentine.	20-25% magnetite.		256.0-258.0	359559	18.75	0.107	25

257.9 - 261.7	Coarse hydrothermal breccia;	Chlorite-serpentine.	35% magnetite; locally		258.0-260.0	359560	16.85	0.043	9
	rounded ocoite and		significant cpy.		260.0-262.0	359561	18.1	0.044	14
	volcaniclastic clasts: coarse
	mag-cal-py-cpy matrix.

261.7 - 267.0	Volcaniclastic.	Pervasive propylitic;	Generally minor mineral-	Incipient brecciation.	262.0-264.0	359562	7.15	0.011	5
		moderate ab alteration;	Ization.		264.0-266.0	359563	9.48	0.020	14
		late-stage fracture-control	264.9-265.2 m: breccia		266.0-268.0	359564	17.35	0.059	16
		chl-serpentine alteration.	with 50% magnetite.

267.0-267.3	Coarse calcite vein.		20% coarse magnetite.

267.3 - 267.6	Sheared ocoite.	Chlorite-serpentine.	Minor magnetite.

267.6 - 267.9	Coarse calcite-magnetite vein.		60% magnetite, 6% py,
			± cpy.

267.9 - 268.6	Ocoite.		≈ 30% magnetite (veins).		268.0-270.0	359565	15.35	0.051	25

268.6 - 274.3	Green volcaniclastic.	Patchy strong albite alt;	A few thin magnetite veins		270.0-272.0	359566	7.46	0.015	<5
		later ep-chl alt.	(<5% mag); 1-2% dissem		272.0-274.0	359567	6.27	0.008	<5
			py.

274.3 - 275.9	Similar volcaniclastic cut by	Patchy strong albite alt;	30% magnetite, py ± cpy.		274.0-276.0	359568	14.45	0.03	10
	coarse mag-cal veins and narrow	later ep-chl alt.
	intervals of mineralized breccia.

275.9 - 283.85	Ocoite.	Chl-serpentine fractures	Minor mineralization		276.0-278.0	359569	4.75	<0.005	<5
		with pinkish ab halos;	except as noted.		278.0-280.0	359570	4.24	0.013	<5
		Irreg pinkish sections of	283.3 m: 6 cm mag vein		280.0-282.0	359571	3.84	<0.005	<5
		albitic alt; pinkish color	45º/ core.		282.0-284.0	359572	12.2	0.036	12
		appears to be due to fine	283.5 m: 1 cm mag vein
		sec hematite (alteration of	45º/ core.
		primary magnetite during
		albitization).

283.85 - 285.0	Coarse calcite-magnetite vein;		20% magnetite, py ± cpy.		284.0-286.0	359573	20.7	0.382	630
	mainly calcite in the core.

285.0 - 285.3	Dark green, sheared ocoite.	Chl-serpentine.

285.3 - 286.4	Brecciated volcaniclastic; mag-	Chl-serpentine.	60% magnetite, 2-3% cpy,
	sulphide matrix.		2% py; calcite gangue.

286.4 - 288.1	Grey fine-grained sediment.		2-3% disseminated		286.0-288.0	359574	13.6	0.262	994
			secondary mag; minor py.
288.1 - 288.5	Coarse mag-calcite vein.		30% mag, 5% cpy, 4% py.	Lower contact 40º	288.0-290.0	359575	18.6	0.20	40

288.5 - 289.8	Ocoite.	Moderate ab alteration;	Minor py.
		hairline fractures with chl.

289.8 - 290.15	Mineralized breccia.	smaller clasts alt to serp;	60% mag, 5-10% py,
		larger clasts→ serp rims.	minor cpy.

290.15 - 296.2	Dark green ocoite.	Ep-chlorite.	291.8-292.3 m: magnetite		290.0-292.0	359576	12.05	0.016	6
			vein-breccia zone.		292.0-294.0	359577	11.9	0.041	20
					294.0-296.0	359578	7.14	<0.005	<5
296.2 - 296.9	Massive magnetite with a few	Partial serpentinization of	70% mag, 2% cpy, 2% py.		296.0-298.0	359579	23.0	0.030	<5
	volc-sed clasts.	clasts.

296.9 - 298.3	Ocoite.	Fractures with serpentine.	5% magnetite in thin veins.

298.3 - 321.8	Coarse breccia with blocks of	Partial serpentinization of	Coarse magnetite in matrix		298.0-300.0	359580	18.1	0.042	20
	green fine-grained altered	clasts.	plus sections of massive		300.0-302.0	359581	22.7	0.039	6
	volcaniclastic and lesser ocoite.		massive magnetite-calcite		302.0-304.0	359582	28.0	0.090	16
			“veins”. Overall ≈ 50 vol %		304.0-306.0	359583	27.0	0.037	5
			magnetite, 1-2% cpy.		306.0-308.0	359584	26.1	0.061	26
	308.7-311.15 m: weakly				308.0-310.0	359585	20.7	0.061	13
	mineralized band of volcaniclastic				310.0-312.0	359586	19.75	0.009	<5
	sediment.				312.0-314.0	359587	31.6	0.029	30
					414.0-316.0	359588	39.8	0.077	14
					316.0-318.0	359589	43.4	0.146	43
					318.0-320.0	359590	40.9	0.126	34
					320.0-322.0	359591	39.7	0.083	48

321.8 - 323.2	Fine-grained green andesite.	Propylitic.	Minor.		322.0-324.0	359592	5.88	<0.005	<5

323.2 - 328.0	Ocoite.	Propylitic; minor albitization	Minor.	Strongly fractured.	324.0-326.0	359593	9.45	0.013	<5
					326.0-328.0	359594	5.03	0.005	<5

328.0 - 330.6	Magnetite-calcite “vein” with	Propylitic + serpentine.	60% magnetite, 0.5% cpy.		328.0-330.0	359595	40.7	0.061	14
	small blocks and fragments of
	volcaniclastic and ocoite.

330.6 - 333.9	Grey, finer-grained phase of	A few fractures with albite	Minor.		330.0-332.0	359596	9.81	0.005	<5
	Ocoite.	Halos.			332.0-334.0	359597	8.81	0.005	<5

333.9 - 352.1	More or less continuous interval	Patchy albite alteration.	Overall ≈ 50% mag, 5-6%		334.0-336.0	359598	33.0	0.046	9
	of brecciated and veined ocoite.	Serpentine reaction rims.	po-py, ≈ 1% cpy. Local		336.0-338.0	359599	21.1	0.057	52
			higher po content (up to		338.0-340.0	359600	25.4	0.057	8
			20%)		340.0-342.0	359601	31.5	0.091	117
					342.0-344.0	359602	28.1	0.259	21
	343.6-345.7 m: unmineralized				344.0-346.0	359603	16.7	0.051	17
	block of ocoite.				346.0-348.0	359604	27.4	0.042	9
					348.0-350.0	359605	33.6	0.082	11
					350.0-352.0	359606	44.2	0.119	34

352.1 - 354.7	Ocoite porphyry sill.	Propylitic, weak albite.	Minor.		352.0-354.0	359607	6.84	0.01	<5

354.7 - 355.4	Grey-brown volcaniclastic.		3-4% disseminated mag.	Upper contact with	354.0-356.0	359608	13.7	0.06	27
				ocoite ≈ 45º, parallel
				to bedding.

355.4 - 355.7	Broken, fractured ocoite.		Minor

355.7 - 356.8	Brecciated and veined ocoite.		60% mag, 5% py, ± cpy.		356.0-358.0	359609	18.4	0.061	22

356.8 - 359.7	Ocoite porphyry; dark fine-	Minor.	Minor.		358.0-360.0	359610	17.05	0.017	7
	grained matrix.

359.7 - 371.0	Brecciated and veined ocoite.	Serpentine alteration rims.	Overall ≈ 60% mag, 5-6%		360.0-362.0	359611	37.0	0.106	31
		Weak, patchy ab alteration.	po-py, ≈ 1% cpy. Local		362.0-364.0	359612	37.9	0.096	27
			higher po content.		364.0-366.0	359613	39.1	0.120	17
					366.0-368.0	359614	39.9	0.067	25
					368.0-370.0	359615	37.7	0.090	39
					370.0-372.0	359616	20.3	0.033	13
371.0 - 373.5	Ocoite porphyry.	Ep ± chl.	3-4% finely disseminated	Upper contact 45º.	372.0-374.0	359617	15.75	0.034	23
			magnetite.

373.5 - 380.7	Massive coarse magnetite-calcite		65% mag, 8% coarse cal,		374.0-376.0	359618	35.9	0.105	26
	with scattered blocks of ocoite.		5-6% py-po, 2% cpy.		376.0-378.0	359619	34.1	0.087	63
			Lath-like py-cpy growths.		378.0-380.0	359620	50.5	0.257	32

380.7 - 387.5	Dark ocoite porphyry.	Fractured, chloritic sections	Minor.	Slickensides.	380.0-382.0	359621	17.5	0.041	10
					382.0-384.0	359622	9.02	<0.005	<5
					384.0-386.0	359623	9.44	0.007	<5
					386.0-388.0	359624	11.3	0.143	176
387.5 - 399.1	Mainly massive magnetite.		80% magnetite-sulphides.		388.0-390.0	359625	52.8	0.119	26
	389.4-390.7 m: busted, sheared		Po-py av ≈ 7% but quite		390.0.392.0	359626	49.8	0.096	51
	weakly mineralized ocoite.		variable (2-15%); 1-2% cpy		392.0-394.0	359627	50.9	0.109	48
					394.0-396.0	359628	62.3	0.156	29
399.1 - 403.8	Ocoite porphyry.	Weak ab.	A few coarse mag-sulphide		396.0-398.0	359629	59.1	0.102	29
			veins; <10% magnetite.		398.0-400.0	359630	45.0	0.083	23
					400.0-402.0	359631	14.45	0.031	6
403.8 - 406.75	Massive magnetite-sulphides with		≈ 60 vol % mag, 7% po-py		402.0-404.0	359632	13.85	0.033	17
	scattered blocks of ocoite.		(variable), 1-2% cpy.		404.0-406.0	359633	14.85	0.056	16

406.75 - 410.7	Light to medium grey ocoite;	Minor.	Minor.		406.0-408.0	359634	32.0	0.133	92
	Fine-grained matrix.				408.0-410.0	359635	5.47	0.006	<5

410.7 - 413.6	Massive magnetite-calcite with		60% mag, 10% calcite,		410.0-412.0	359636	33.3	0.055	20
	a few blocks of ocoite.		7-8% py-po, < 1% cpy.		412.0-414.0	359637	29.1	0.084	40

413.6 - 414.7	Ocoite.		A few magnetite veins.		414.0-416.0	359638	31.2	0.101	14
			≈ 10% magnetite.

414.7 - 424.05	Mainly massive magnetite ±		≈ 80 vol % mag, 6% po-py		416.0-418.0	359639	59.8	0.150	78
	calcite		(variable), 1-2% cpy.		418.0-420.0	359640	56.0	0.084	31
					420.0-422.0	359641	47.7	0.133	64
					422.0-424.0	359642	54.0	0.076	21
	422.7-423.1 m: ocoite	Serpentine fractures.	Minor

424.05 - 426.6	Ocoite with veins and lenses of		25% mag, 5-6% py-po, ±		424.0-426.0	359643	24.9	0.052	19
	Of coarse mag-sulph-calcite.		cpy.

426.6 - 428.0	Light green fractured ocoite.		Minor.		426.0-428.0	359644	9.18	0.005	<5

428.0 - 437.05	50/50 mix of ocoite and massive	Patchy albite alteration.	Magnetite associated with		428.0-430.0	359645	38.4	0.063	41
	magnetite-sulphide.		10% po-py and 2-3% cpy.		430.0-432.0	359646	46.3	0.120	83
			Lath-like crystal		432.0-434.0	359647	31.1	0.051	16
			intergrowths of py-po-cpy.		434.0-436.0	359648	20.6	0.040	24
					436.0-438.0	359649	22.4	0.039	31

437.05-442.45	Ocoite.	Patchy albite alteration.	Minor.		438.0-440.0	359650	5.69	<0.005	<5
					440.0-442.0	359651	6.69	<0.005	<5

442.45-470.45	50/50 mix of massive magnetite	Patchy albite alteration.	Magnetite associated with		442.0-444.0	359652	27.7	0.021	10
	and ocoite.	Local ocoite clasts in	5% po-py and 1% ± cpy.		444.0-446.0	359653	27.6	0.015	6
		mag with serpentine rims.	Large twinned magnetite		446.0-448.0	359654	25.5	0.053	13
			octahedrons.		448.0-450.0	359655	49.2	0.127	79
					450.0-452.0	359656	31.3	0.038	15
					452.0-454.0	359657	38.8	0.062	33
					454.0-456.0	359658	38.9	0.052	20
					456.0-458.0	359659	21.0	0.035	23
					458.0-460.0	359660	33.9	0.029	30
					460.0-462.0	359661	20.5	0.062	27
			462.6-463.8 m: massive		462.0-464.0	359662	23.0	0.046	69
			coarse calcite ± mag.		464.0-466.0	359663	34.6	0.049	23
					466.0-468.0	359664	37.4	0.098	41
					468.0-470.0	359665	22.0	0.044	25
470.45 - 474.2	Ocoite.	Secondary epidote; local	2-3% disseminated mag.		470.0-472.0	359666	13.55	0.015	10
		weak albite alteration.			472.0-474.0	359667	7.29	0.038	19

474.2 - 474.75	Coarse magnetite-calcite “vein”.		70% mag, 6% py-po, 1-2%		474.0-476.0	359668	24.8	0.034	15
			cpy.

474.75 - 476.0	Ocoite.	Local ep-chl.	Minor.	Weak brecciation.

476.0 - 477.4	Massive magnetite.	A few serpentinized ocoite	70% mag, 6% po-py, 1% ±		476.0-478.0	359669	48.9	0.082	27
		clasts.	cpy.

477.4 - 482.8	Mainly ocoite.		A few veins & small		478.0-480.0	359670	20.8	0.026	6
			lenses of mag-sulphide.		480.0-482.0	359671	9.78	0.006	8
			<10% mag.

482.8 - 784.8	More or less continuous zone of	Host lithologies generally	Coarse magnetite-po-py-
End of hole.	massive-semimassive magnetite	not recognizable.	cpy; calcite-dolomite-
	± sulphide replacement		serpentine gangue.
	mineralization.

	482.8-493.9 m:		85% mag, 7-8% po-py,		482.0-484.0	359672	46.6	0.106	27
	483.8-484.1 m: ocoite clasts		0.5% cpy; mainly calcite		484.0-486.0	359673	60.2	0.096	42
	@ 486.5 m: narrow interval of		gangue		486.0-488.0	359674	53.9	0.087	44
	sheared ocoite.				488.0-490.0	359675	54.7	0.086	29
					490.0-492.0	359676	58.1	0.107	53
					492.0-494.0	359677	59.6	0.106	35
	493.9-524.8 m:	Calcite-serpentine; clasts	70-75% mag, 7-8% po,		494.0-496.0	359678	43.7	0.082	33
	494.3-494.45 m: bleached	of apple-green serpentine.	0.5% cpy, minor py.		496.0-498.0	359679	42.4	0.109	40
	remnant of host sediment.				498.0-500.0	359680	44.3	0.160	127
					500.0-502.0	359681	50.7	0.111	64
					502.0-504.0	359682	54.8	0.172	247
					504.0-506.0	359683	53.1	0.118	94
					506.0-508.0	359684	58.9	0.098	71
					508.0-510.0	359685	61.6	0.067	47
					510.0-512.0	359686	60.7	0.091	33
					512.0-514.0	359687	55.6	0.096	89
					514.0-516.0	359688	61.3	0.128	45
					516.0-518.0	359689	56.2	0.133	31
					518.0-520.0	359690	42.8	0.099	34
					520.0-522.0	359691	51.2	0.153	132
					522.0-524.0	359692	47.6	0.140	73

	524.8-541.5 m:	Calcite-serpentine gangue.	75-80% mag, 8% po ± py,		524.0-526.0	359693	59.7	0.076	44
			minor cpy.		526.0-528.0	359694	63.24	0.084	41
					528.0-530.0	359695	57.8	0.091	37
					530.0-532.0	359696	58.4	0.101	34
			Irreg calcite-mag vein/lens		532.0-534.0	359697	58.9	0.122	35
			@ 535.6-535.9 m and		534.0-536.0	359698	54.7	0.117	40
			536.6-537.1 m		536.0-538.0	359699	54.3	0.133	50
					538.0-540.0	359700	55.1	0.100	40
					540.0-542.0	359701	51.1	0.074	47

	541.5-544.7 m: lower grade	Calcite-serpentine gangue.	60% mag, 2-3% py-po,		542.0-544.0	359702	47.8	0.079	55
	interval with more serp and cal.		minor cpy.

	544.7-548.1 m:	Calcite-serpentine gangue.	75-80% mag, 2-3% py-po.		544.0-546.0	359703	54.7	0.133	87
					546.0-548.0	359704	54.5	0.106	27
	548.1-549.3 m: white, strong	Albite-serp-dolomite-chl;	15% mag, 3-4% py, minor		548.0-550.0	359705	32.6	0.119	74
	albite altered section . Serp-chl-	Ab is early phase.	Cpy.
	dolomite-mag-py margins.

	549.3-556.7 m: strong, massive	Scattered clast of	75% mag, 7% dissem po-		550.0-552.0	359706	57.1	0.120	47
	replacement mineralization;	serpentinized host rock.	py, minor dissem cpy.		552.0-554.0	359707	56.0	0.119	55
					554.0-556.0	359708	51.1	0.115	45

	556.7-557.3 m: remnant altered	Light grey fine-grained	Minor mag-py.		556.0-558.0	359709	42.2	0.133	87
	host lithology.	strongly albitized unit.

	557.3-558.0 m: massive mag.	Serpentine gangue.	80% magnetite ± py-po.

	558.0-559.1 m: bleached, grey &	Fractures/veinlets with	2-3% po, minor mag, cpy.		558.0-560.0	359710	19.85	0.067	42
	light brown fine-grained sed.	albite-chlorite halos.

	559.1-560.0 m: bleached,	Early albite, later	25% magnetite.
	sheared/brecciated sediment with	serpentine.
	serp-mag-sulphide matrix

	560.0-737.4 m: fairly uniform		≈ 70% mag, 7-15% po-py,		560.0-562.0	359711	60.2	0.074	49
	mineralization averaging ≈ 70%		traces of cpy.		562.0-564.0	359712	54.1	0.101	30
	magnetite with some higher-	563.9-564.7 m: white,			564.0-566.0	359713	41.0	0.167	101
	grade and marginally lower-	bleached, partly albitized			566.0-568.0	359714	54.8	0.130	124
	grade intervals; 5-10% calcite	seds with patches & veins			568.0-570.0	359715	57.4	0.123	40
	in irreg patches, matrix and veins	of magnetite-sulphide.			570.0-572.0	359716	56.1	0.147	70
	throughout section - remainder				572.0-574.0	359717	54.7	0.100	64
	of gangue mainly serpentine; 7-				574.0-576.0	359718	52.0	0.099	43
	8% po-py throughout with local				576.0-578.0	359719	57.6	0.079	36
	sections of10-15% po; traces of				578.0-580.0	359720	57.5	0.098	36
	cpy throughout.				580.0-582.0	359721	53.2	0.081	28
					582.0-584.0	359722	59.9	0.089	74
					584.0-586.0	359723	57.9	0.090	39
		588.2-589.4 m: bleached,	Numerous serp-talc-cal-		586.0-588.0	359724	53.6	0.095	50
		albitized fine-grained seds.	mag-py seams & veinlets.		588.0-590.0	359725	28.3	0.078	39
		589.8-590.1 m: similar to			590.0-592.0	359726	57.8	0.118	85
		588.2-589.4 interval.			592.0-594.0	359727	59.0	0.123	55
					594.0-596.0	359728	57.7	0.105	38
		@596.4 m: several			596.0-598.0	359729	57.6	0.131	33
		albitized sedimentary clasts			598.0-600.0	359730	59.7	0.123	39
		with serpentine rims.			600.0-602.0	359731	57.2	0.072	30
					602.0-604.0	359732	46.8	0.113	41
					604.0-606.0	359733	55.0	0.104	24
					606.0-608.0	359734	50.8	0.095	21
	Past ≈ 608.0 m: scattered, irreg				608.0-610.0	359735	51.4	0.096	75
	small seams and patches of				610.0-612.0	359736	52.3	0.103	48
	late-stage dolomite with small				612.0-614.0	359737	56.7	0.094	28
	acicular tourmaline crystals.	615.2-615.75 m: bleached	Minor mag, 2% py; siderite		614.0-616.0	359738	41.2	0.085	22
		albitized sediment	in fractures.		616.0-618.0	359739	40.4	0.071	67
	617.1-620.1 m: lower grade	Motley texture; serp matrix.	40-50% mag, 7-8% po-py.		618.0-620.0	359740	30.3	0.050	21
	interval.				620.0-622.0	359741	57.8	0.086	25
	620.1-729.7 m: marginally higher		≈ 75% mag		622.0-624.0	359742	55.0	0.099	28
	grade magnetite mineralization.				624.0-626.0	359743	47.5	0.082	17
					626.0-628.0	359744	56.2	0.093	28
					628.0-630.0	359745	57.1	0.092	15
					630.0-632.0	359746	57.8	0.135	27
					632.0-634.0	359747	58.8	0.085	37
					634.0-636.0	359748	59.0	0.104	21
					636.0-638.0	359749	58.3	0.112	38
					638.0-640.0	359750	58.0	0.082	45
					640.0-642.0	359751	59.1	0.072	21
					642.0-644.0	359752	59.9	0.095	58
			Past 643.8 m: general		644.0-646.0	359753	56.5	0.070	27
			increase in py at expense		646.0-648.0	359754	60.0	0.089	29
			of po.		648.0-650.0	359755	59.7	0.107	50
					650.0-652.0	359756	53.7	0.089	29
					652.0-654.0	359757	57.2	0.110	37
					654.0-656.0	359758	58.2	0.086	40
					656.0-658.0	359759	53.6	0.072	17
					658.0-660.0	359760	55.8	0.091	22
					660.0-662.0	359761	39.4	0.074	19
					662.0-664.0	359762	52.9	0.082	31
					664.0-666.0	359763	57.3	0.069	12
					666.0-668.0	359764	44.7	0.092	51
					668.0-670.0	359765	57.6	0.133	51
					670.0-672.0	359766	60.0	0.072	28
					672.0-674.0	359767	60.0	0.087	17
					674.0-676.0	359768	60.0	0.137	38
			Past 675.5 m: general	@676.8 m: crude	676.0-678.0	359769	60.0	0.115	23
			In py ± po content to ≈	banding (relic	678.0-680.0	359770	56.9	0.097	24
			5-6%.	bedding) 30º/ core.	680.0-682.0	359771	44.3	0.039	20
					682.0-684.0	359772	48.7	0.105	58
					684.0-686.0	359773	49.8	0.072	64
					686.0-688.0	359774	51.2	0.084	56
					588.0-690.0	359775	52.7	0.125	46
					690.0-692.0	359776	57.1	0.106	121
					692.0-694.0	359777	54.4	0.137	58
					694.0-696.0	359778	59.8	0.081	31
		Past 695.2 m: minor serp;			696.0-698.0	359779	60.1	0.091	46
		mainly dolomite gangue.			698.0-700.0	359780	61.7	0.102	47
					700.0-702.0	359781	61.0	0.133	127
					702.0-704.0	359782	58.7	0.177	65
					704.0-706.0	359783	61.5	0.162	76
					706.0-708.0	359784	64.1	0.081	52
			708.1-709.4 m: coarse		708.0-710.0	359785	34.8	0.246	229
			calcite lens with3% py &		710.0-712.0	359786	57.0	0.079	48
			1-2% cpy.		712.0-714.0	359787	60.5	0.073	33
					714.0-716.0	359788	60.7	0.098	60
					716.0-718.0	359789	60	0.160	125
					718.0-720.0	359790	61.9	0.095	54
					720.0-722.0	359791	62.5	0.113	66
					722.0-724.0	359792	60.8	0.086	89
					724.0-726.0	359793	60.0	0.078	66
			726.5-726.75 m: coarse		726.0-728.0	359794	56.2	0.084	67
			dolomite-py vein.		728.0-730.0	359795	60.7	0.067	51
					730.0-732.0	359796	51.5	0.074	204
			732.0-732.9 m: mag with		732.0-734.0	359797	49.2	0.099	117
			40% grey dolomite and		734.0-736.0	359798	56.9	0.097	69
			light purple fluorite.		736.0-738.0	359799	57.2	0.060	208

	737.4-738.9 m: intricate dol-	Talc-chl-dolomite			738.0-740.0	359800	25.9	0.174	100
	mag-py ± cpy intergrowths

	738.9-740.55 m: grey dolomitic	Pervasive bright green	20% mag, 1-2% py, 1%
	unit	sec mineral (diopside?)	cpy; local fluorite.

	740.55-743.9 m: fine-grained	Dolomite-albite.	Cut by serp-mag-sulph		740.0-742.0	359801	13.6	0.044	27
	sediment.		fractures and shears;		742.0-744.0	359802	23.0	0.085	39
			25% mag, 1-2% py ± cpy.

	743.9-744.1 m: Massive mag.		90% mag, 2-3% py, 1%
			cpy.

	744.1-749.75 m: white, pale		Pyritic at margins; minor		744.0-746.0	359803	14.35	0.026	117
	purple and pale green fluorite-		magnetite.		746.0-748.0	359804	1.48	<0.005	8
	dolomite lens.				748.0-750.0	359805	11.6	0.017	27

	749.75-762.9 m: semimassive-	Serpentine-dolomite ±	60-65% mag, 7% py,		750.0-752.0	359806	53.6	0.107	73
	massive magnetite.	fluorite gangue.	minor cpy.		752.0-754.0	359807	33.2	0.114	101
	751.95-753.1 m: less mag.				754.0-756.0	359808	51.8	0.084	66
					756.0-758.0	359809	42.7	0.127	75
					758.0-760.0	359810	52.3	0.088	58
					760.0-762.0	359811	42.9	0.115	68

	762.9-765.5 m: white to pale		Minor mag-py.		762.0-764.0	359812	24.6	0.046	178
	purple, coarse fluorite-dolomite				764.0-766.0	359813	20.2	0.033	10
	lens.

	765.5-769.0 m: similar to 749.75-	Serpentine-dolomite ±	60% mag, 7% py, <0.5%		766.0-768.0	359814	37.4	0.097	216
	762.9 m	fluorite gangue.	cpy		768.0-770.0	359815	35.8	0.077	43
	768.65-768.9 m: remnant	Strongly albitized.	Minor.
	sedimentary block.

	769.0-769.3 m: white to pale
	purple fluorite veins/lens.

	769.3-783.9 m: massive mag	Dolomite-serpentine ±	≈ 75% mag, 7% py, minor		770.0-772.0	359816	54.5	0.098	89
	replacement mineralization.	fluorite gangue.	cpy.		772.0-774.0	359817	55.3	0.188	119
	775.15-775.45 m: fluorite-				774.0-776.0	359818	44.7	0.108	69
	dolomite vein.				776.0-778.0	359819	51.5	0.093	85
					778.0-780.0	359820	54.1	0.145	84
					780.0-782.0	359821	47.5	0.058	57
					782.0-784.0	359822	49.9	0.105	133
	783.9-784.7 m: grey fine-grained	Albite.	Serpentine-mag-sulphide		784.0-784.8	359823	18.5	0.082	50
	sediment.		Veins; <10% magnetite.

	784.7-784.8 m: massive mag.		Massive magnetite ± py.

	End of hole.

Cardero Resource Corp. 1901-117 W. Hastings St., Vancouver B.C	Drill Log Pampa de Pongo		Hole No.: KA04-1	East: 526626 (WGS84) North: 8301309
PROJECT: Kampana - Pampa de Pongo			Dip: -90 AZ:	Depth 385 m
LOCATION: Arequipa District, Peru	Diamond drill Hole (HQ)	Date 07/11/04 to 13/11/04		Logged by: G. Belik
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu (%)	Au ppb
0 - 14.65	Triconed; No recovery

14.6 - 140.2	Recent to Quaternary Cover:
	14.65-17.7 m: Light brown
	compact sandy clay with a few
	cobbles and pebbles.
	17.7-140.2 m: Weakly compacted
	to unconsolidated polymictic
	conglomerate; cobbles and
	boulders up to 40 cm in size
	in a sandy matrix (most
	washed away).
	42.65-44.5 m: White, fine
	volcanic ash layer.

140.2	Start of bedrock.

140.2 - 171.0	Pale green andesite porphyry;	Generally crackled with		Local breccia texture.
	40% small plag phenos (< 2mm)	irregular chloritic fractures.
	in a fine-grained matrix; local	mafics→chlorite; pervasive
	fragmental texture with small	bleaching which may be
	clast-like fragments and rounded	supergene (clay).
	feldspar grains.

	165.6-166.7 m: crackled-
	brecciated, oxidized section with
	secondary manganese in matrix
	and fractures.

171.0 - 176.2	Same unit: crackled and			Brecciated & sheared.
	brecciated with dark (Mn?)
	sheared matrix; most feldspars
	broken with occasional small
	lithic clast of similar composition;
	may be a crystal tuff sequence
	although it appears to be to
	uniform to be a tuff sequence.

176.2 - 201.7	Same unit: similar to a crowded	Secondary chlorite in		Persistent network of
	porphyry with 60% small,	fractures and matrix; felds		irregular hairline
	anhedral plag “phenos”	“phenos” have white		fractures.
	(<1 to 2 mm) in a very fine-	rims which appears to be
	grained matrix.	secondary sodic (ab?)
		alteration. Some fracture
	185.7-186.0 m: finer-grained	control to sodic alteration
	“bed” ≈ 60º/ core.	is apparent.
		Alteration history:
		propylitic →albite→chlorite
		past ≈ 178 m appearance
		of acicular intergrowths
		of pale green actinolite-
		tremolite in fractures and
		and penetrating matrix of
		host (patchy greenish hue).

201.7 - 217.0	Same unit.	Secondary actinolite as	Minor specular hematite
		fine intergrowths in matrix	as disseminations and in
		and coarser intergrowths	fractures with actinolite-
		along seams and fractures	albite (scapolite).
		with secondary albite or
		scapolite. Secondary
		chlorite.

217.0 - 220.6	High angle fault/shear zone;
	upper contact 45º/ core.

220.6 - 224.8	Same unit; sheared and	Strong serpentine-actinolite
	brecciated.	chlorite alteration. Strong
		Mg metasomatism.

224.8 - 228.2	Same unit.	Strong actinolite-serpentine	5-7% magnetite in thin
		-chlorite alteration with	seams with serpentine,
		secondary epidote and	actinolite and dolomite.
		dolomite.

282.2 - 244.2	Same unit.	Propylitic with a significant	15-20% magnetite as		228.0-230.0	359414	12.1	0.009	5
		amount of secondary	disseminations and in		230.0-232.0	359415	6.57	0.005	<5
		epidote (associated with	thin fractures and seams;		232.0-234.0	359416	8.06	0.005	6
		magnetite); local seams	local minor py and traces		234.0-236.0	359417	9.54	0.005	<5
		of actinolite with fine-	of cpy.		236.0-238.0	359418	10.95	0.005	<5
		grained, dark serpentine			238.0-240.0	359419	9.84	0.005	<5
		halos. Local patches of			240.0-242.0	359420	9.57	0.005	<5
		pink (albite?) alteration.			242.0-244.0	359421	12.4	0.012	33

244.2 - 252.6	Same unit.	Abundant actinolite, minor	+30% magnetite overall in		244.0-246.0	359422	27.5	0.037	12
		epidote. Two phases of	coarsely crystalline		246.0-248.0	359423	23.2	0.005	5
		actinolite locally evident.	patches associated with		248.0-250.0	359424	32.7	0.028	<5
			coarse light green		250.0-252.0	359425	32.1	0.024	<5
			actinolite and dolomite
			and in small replacement
			zones of semimassive to
			massive magnetite; local
			local minor py and traces
			of cpy.

252.6 - 264.1	Same unit.	Epidote-chlorite alteration.	Fractures/veins of mag ±
		Minor light green actinolite.	py at various angles to
			core but most commonly
			60º/ core. 10-15% mag
			in fractures/veins and as
			disseminations (≈ 50/50).

264.1 - 274.7	Same unit.	Texture destructive	40% magnetite.		264.0-266.0	359426	26.1	0.014	8
		alteration consisting of			266.0-268.0	359427	38.0	0.032	<5
		medium to coarse crystal			268.0-270.0	359428	31.6	0.033	<5
		intergrowths of actinolite-			270.0-272.0	359429	35.0	0.038	<5
		magnetite-dolomite-			272.0-274.0	359430	37.1	0.013	<5
		scapolite ± epidote.			274.0-276.0	359431	17.8	0.008	<5

274.7 - 278.2	Same unit.	Epidote-chlorite, minor	20% magnetite as fine-		276.0-278.0	359432	10.95	0.005	<5
		actinolite.	grained replacements
			adjacent to fractures and
			disseminations.

278.2 - 282.2	Same unit.	Secondary epidote in	10% magnetite in veins,		278.0-280.0	359433	6.57	0.017	<5
		matrix and as halos	fractures, disseminations.		280.0-282.0	359434	5.4	0.005	<5
		adjacent to fractures.
		secondary chlorite; minor
		actinolite.

282.2 - 295.0	Same unit.	Epidote-chlorite;	20-25% magnetite in thin		282.0-284.0	359435	25.1	0.006	<5
		Actinolite-scapolite-	veins, microveinlets and		284.0-286.0	359436	11.6	0.005	<5
		dolomite.	wispy bands. Local		286.0-288.0	359437	22.0	0.005	5
			patches and larger veins		288.0-290.0	359438	23.4	0.01	<5
			consisting of coarse		290.0-292.0	359439	11.35	0.005	<5
			crystal intergrowths of		292.0-294.0	359440	20.3	0.005	12
			actinolite-mag-scapolite-
			dolomite ± pyrite.

295.0315.75	Same unit.	Epidote-chlorite. Local	10% magnetite in weak
		cream to white albite	network of veinlets.
		alteration.	@303.9 m: small patches
			of fine black tourmaline
			with magnetite.
			307.1-307.35 m: coarse
			actinolite-mag-dolomite
			-scapolite vein.

315.75-320.4	Same unit.	Similar with several vein-	15-20% magnetite.		315.75-318.0	359441	16.05	0.005	6
		like replacement zones			318.0-320.0	359442	9.5	0.005	9
		of coarse actinolite-mag-
		scapolite-apatite(?)

320.4 - 325.4	Same unit.	Light green propylitic alt;	Weakly mineralized;		320.0-322.0	359443	8.95	0.005	5
		local partial bleaching	5% mag, 1% dissem		322.0-324.0	359444	10.7	0.01	<5
		(weak albitization)	py-po.		324.0-326.0	359445	11.35	0.005	5

325.4 - 345.0	Same unit.	Propylitic; irregular patches	20% magnetite in veins/		326.0-328.0	359446	24.8	0.005	6
		and vein-like masses of	fractures and coarser		328.0-330.0	359447	23.0	0.008	5
		coarsely crystalline actin-	patches with act-scapolite		330.0-332.0	359448	19.25	0.007	<5
		mag-scapolite.	General fabric/orientation		332.0-334.0	359449	8.96	0.005	<5
			of most of the veins-fracts		334.0-336.0	359450	9.97	0.005	<5
			-replacements ≈ 45º/ core		336.0-338.0	359451	4.61	0.005	5
					338.0-340.0	359452	8.95	0.005	6
					340.0-242.0	359453	11.0	0.005	<5
					342.0-344.0	359454	33.9	0.005	5

345.0-385.0	Same unit.	Similar pattern of alteration	Averages ≈ 15% mag
		and mineralization.	with local marginally
			higher-grade intervals.
			353.5-353.6 m: act-mag-
			scapolite type vein
			45º/ core.
			@ 353.8 m: similar vein
		362.5-363.8 m: section of	45º/ core.
		coarsely crystalline act-	Small coarser-type veins
		mag-scapolite.	with actinolite-scapolite
			occur throughout the
		372.6-374.9 m: coarse	section – most ≈ 45º/core		372.0-375.0	359455	17.35	0.005	5
		intergrowths of actinolite
		(up to 2.5 cm)-mag-scap.

		377.2-378.2 m: pale green
		albitized interval; minor
		magnetite.
		380.2-384.1 m: albitized
		interval; minor magnetite.

Appendix C

Assay Certificates

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218

To: CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalized Date: 9-MAR-2005
Account: TBZ

CERTIFICATE LI05014902

Project: PAMPA PONGO

P.O. No.:

This report is for 16 Drill Core samples submitted to our lab in Lima, Peru on 27-FEB-2005.

The following have access to data associated with this certificate:

GARY BELIK	EWALD PALPAN	HENK VAN ALPHEN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-22	Sample login - Rcd w/o BarCode
CRU-31	Fine crushing - 70% <2mm
SPL-21	Split sample - riffle splitter
PUL-31	Pulverize split to 85% <75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Cu-AA46	Ore grade Cu - aqua regia/AA	AAS
Au-AA23	Au 30g FA-AA finish	AAS
ME-ICP41	34 Element Aqua Regia ICP-AES	ICP-AES

To: CARDERO RESOURCES CORP.
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature: Olaxarreguil [signature]

L105014902 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 16
DATE RECEIVED: 2005-02-27 DATE FINALIZED: 2005-03-09
PROJECT: PAMPA PONGO
CERTIFICATE COMMENTS:
PO NUMBER: carta del 12-ago-2004

	Au-AA23	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	Cu-AA46
SAMPLE	Au	Ag	Al	As	B	Ba	Be	Bi	Ca	Cd	Co	Cr	Cu	Fe	Ga	Hg	K	La	Mg	Mn	Mo	Na	Ni	P	Pb	S	Sb	Sc	Sr	Ti	Tl	U	V	W	Zn	Cu
DESCRIPTION	ppb	ppm	%	ppm	ppm	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	%	ppm	ppm	%	ppm	%	ppm	ppm	%	ppm	ppm	ppm	%	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	ppm	%
359128	412	1	2	40	10	40	1	<2	1	1	183	18	7860	13	10	<1	1	<10	1	415	2	0	21	780	42	>10.0	4	8	23	0	<10	<10	107	<10	154
359129	22	0	2	77	10	40	1	3	1	<0.5	205	117	2170	15	10	<1	1	<10	1	314	3	0	34	390	8	>10.0	<2	6	22	0	<10	<10	102	<10	46
359130	12	<0.2	1	20	10	30	<0.5	<2	1	1	19	5	19	8	<10	<1	0	10	0	170	2	0	6	1100	35	8	2	6	14	0	<10	<10	41	<10	130
359186	<5	0	3	5	10	100	1	<2	1	<0.5	8	6	39	4	10	<1	1	<10	2	1055	<1	0	7	840	14	0	<2	9	40	0	<10	<10	103	<10	98
359187	14	<0.2	3	6	<10	120	1	<2	1	<0.5	7	42	660	4	10	1	1	10	1	272	1	0	16	670	2	0	<2	9	53	0	<10	<10	73	<10	14
359207	639	0	1	26	<10	20	<0.5	3	2	<0.5	206	7	36	16	<10	2	0	10	1	561	7	0	17	900	<2	9	<2	7	15	0	<10	<10	57	50	9
360051	41	3	0	3190	10	50	<0.5	4	0	11	12	5	2280	10	<10	1	0	<10	0	1905	44	0	6	200	457	0	29	1	53	<0.01	<10	<10	183	<10	1910
360052	10	0	2	95	10	30	<0.5	2	1	1	6	17	75	3	<10	<1	0	10	1	253	4	0	12	450	15	0	<2	3	100	0	<10	<10	40	<10	325
360053	7	1	5	69	40	200	<0.5	<2	2	1	16	3	367	12	20	1	2	<10	3	323	1	0	12	1070	2	0	<2	9	47	0	<10	<10	203	<10	340
360054	6	0	1	11	<10	20	<0.5	2	0	<0.5	10	8	26	4	<10	<1	0	<10	0	55	7	0	4	480	7	1	2	4	59	0	<10	<10	66	<10	15
360055	62	0	0	17	30	20	<0.5	4	0	<0.5	17	13	204	24	10	<1	0	<10	0	171	12	0	6	410	<2	0	<2	1	26	0	<10	<10	89	10	23
360056	6280	2	5	9	30	220	1	<2	0	<0.5	30	13	>10000	12	10	1	1	<10	3	1845	1	0	20	710	<2	0	<2	21	60	0	10	<10	250	<10	138	1
360057	61	0	2	7	10	140	<0.5	<2	0	<0.5	19	11	290	8	10	1	1	<10	2	623	2	0	5	520	<2	0	<2	12	26	0	<10	<10	154	<10	59
360058	1675	26	0	1065	<10	<10	<0.5	335	0	2	35	<1	>10000	18	<10	1	0	<10	0	146	14	<0.01	6	160	51	>10.0	15	1	2	<0.01	<10	<10	10	20	165	1
360059	67	0	2	34	<10	60	<0.5	2	0	<0.5	12	12	328	3	<10	1	0	10	0	828	87	0	4	490	4	0	<2	2	24	0	<10	<10	27	<10	32
360060	572	5	1	170	<10	130	<0.5	13	1	<0.5	10	31	425	8	<10	<1	0	<10	1	3420	167	0	16	950	450	2	20	4	32	0	<10	<10	43	20	93

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218

CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalized Date: 10-MAR-2005
Account: TBZ

CERTIFICATE LI05014901

Project: PAMPA PONGO
P.O. No.:
This report is for 15 Drill Core samples submitted to our lab in Lima, Peru on 27-FEB-2005.
The following have access to data associated with this certificate:

GARY BELIK	EWALD PALPAN	HENK VAN ALPHEN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-22	Sample login - Rcd w/o BarCode
CRU-31	Fine crushing - 70% <2mm
SPL-21	Split sample - riffle splitter
PUL-31	Pulverize split to 85% <75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Cu-AA46	Ore grade Cu - aqua regia/AA	AAS
Fe-VOL51	Total Fe in Concentrates	
ME-ICP06	Whole Rock Package - ICP-AES	ICP-AES
OA-GRA05	Loss on Ignition at 1000C	WST-SEQ
Au-AA23	Au 30g FA-AA finish	AAS
Au-GRA21	Au 30g FA-GRAV finish	WST-SIM
ME-ICP41	34 Element Aqua Regia ICP-AES	ICP-AES

To: **CARDERO RESOURCES CORP.**
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature: [signature]

L105014901 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 15
DATE RECEIVED: 2005-02-27 DATE FINALIZED: 2005-03-10
PROJECT: PAMPA PONGO
CERTIFICATE COMMENTS:
PO NUMBER:

	Au-AA23	Au-GRA21	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	Cu-AA46	Fe-VOL51	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06	ME-ICP06
SAMPLE	Au	Au	Ag	Al	As	B	Ba	Be	Bi	Ca	Cd	Co	Cr	Cu	Fe	Ga	Hg	K	La	Mg	Mn	Mo	Na	Ni	P	Pb	S	Sb	Sc	Sr	Ti	Tl	U	V	W	Zn	Cu	Fe	SiO2	Al2O3	Fe2O3	CaO	MgO	Na2O	K2O	Cr2O3	TiO2	MnO	P2O5	SrO	BaO	LOI	Total
DESCRIPTION	ppb	ppm	ppm	%	ppm	ppm	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	%	ppm	ppm	%	ppm	%	ppm	ppm	%	ppm	ppm	ppm	%	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	ppm	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%
359028	34		<0.2	0	17	210	10	<0.5	3	1	<0.5	61	<1	468	>50	<10	<1	0	<10	7	685	<1	0	6	490	<2	1	<2	2	7	0	10	<10	28	10	32		47	13	1	66	1	15	0	0	<0.01	0	0	0	<0.01	<0.01	4	101
359029	101		<0.2	1	23	30	10	<0.5	2	2	<0.5	79	<1	1415	>50	<10	<1	0	<10	2	315	<1	0	6	140	<2	3	<2	1	7	0	10	<10	40	<10	19		58	5	2	84	2	6	0	0	<0.01	0	0	0	<0.01	<0.01	3	101
359145	66		0	2	588	240	40	<0.5	3	5	<0.5	77	18	1365	35	<10	<1	0	<10	9	1080	1	0	7	1440	<2	2	<2	6	27	0	10	<10	39	<10	89			19	4	41	8	19	0	0	0	0	0	0	<0.01	0	8	101
359411	161		0	0	20	100	20	<0.5	4	1	<0.5	116	<1	1395	>50	<10	<1	0	<10	7	1565	2	0	9	390	<2	1	<2	1	5	0	10	<10	48	<10	94		45	11	1	64	1	14	0	0	<0.01	0	0	0	<0.01	<0.01	6	98
359412	>10000	12	1	0	14	110	40	<0.5	<2	1	<0.5	184	<1	>10000	>50	<10	<1	0	<10	3	1015	2	0	3	450	<2	5	<2	1	7	0	10	<10	17	10	101	2	55	5	1	82	1	7	0	0	<0.01	0	0	0	<0.01	<0.01	4	101
359413	96		0	1	82	50	20	<0.5	4	0	<0.5	354	5	5110	>50	<10	<1	1	<10	4	356	<1	0	27	370	<2	>10.0	<2	2	4	0	10	<10	23	<10	63		47	10	2	68	1	9	0	1	<0.01	0	0	0	<0.01	0	10	101
359456	<5		<0.2	0	32	10	10	1	2	8	<0.5	18	1	704	46	30	<1	0	10	1	157	1	0	53	>10000	<2	0	<2	2	60	0	10	<10	2410	10	13			17	1	53	11	8	0	0	0	0	0	7	0	<0.01	1	99
359457	<5		0	1	19	10	10	<0.5	3	4	<0.5	26	<1	83	42	30	<1	0	10	1	784	<1	0	49	>10000	<2	0	<2	1	48	0	10	<10	2210	<10	47			21	4	52	11	5	1	0	<0.01	0	0	3	0	<0.01	0	98
359824	93		0	3	8	10	50	<0.5	<2	3	<0.5	54	37	1405	36	<10	<1	0	<10	2	539	<1	0	18	590	<2	1	<2	4	80	0	<10	<10	86	<10	22			27	8	45	6	6	1	1	0	0	0	0	0	0	4	98
359825	29		0	1	12	60	20	<0.5	3	1	<0.5	64	5	548	>50	<10	<1	0	<10	3	574	<1	0	10	490	<2	1	<2	4	20	0	10	<10	117	<10	136		42	19	6	61	3	8	1	1	<0.01	0	0	0	0	0	2	101
359826	53		<0.2	0	6	50	<10	<0.5	3	2	<0.5	96	<1	1495	>50	<10	<1	<0.01	<10	4	370	2	0	14	610	<2	3	<2	1	37	0	10	<10	68	<10	42		56	3	1	81	3	8	0	0	<0.01	0	0	0	<0.01	<0.01	4	100
360046	84		1	0	77	50	<10	1	4	4	<0.5	102	<1	2220	>50	<10	<1	0	<10	3	954	<1	0	10	370	<2	3	6	1	16	0	10	<10	94	<10	194		53	5	1	78	6	7	0	0	<0.01	0	0	0	<0.01	<0.01	3	100
360047	86		1	0	32	230	<10	<0.5	4	2	<0.5	109	<1	2440	>50	<10	<1	0	<10	3	636	1	0	12	500	11	3	<2	1	8	0	10	<10	64	<10	286		57	2	1	83	3	7	0	<0.01	<0.01	0	0	0	<0.01	0	3	99
360048	289		0	0	24	3180	<10	<0.5	4	2	<0.5	73	<1	2990	>50	<10	1	0	<10	9	700	1	0	4	230	<2	2	<2	1	9	0	10	<10	49	<10	64		40	10	1	58	3	18	0	0	<0.01	0	0	0	<0.01	<0.01	10	101
360049	35		0	1	6	10	<10	<0.5	4	1	<0.5	166	<1	1420	>50	<10	<1	0	<10	2	671	<1	0	14	10	<2	4	<2	1	3	0	10	<10	103	<10	94		63	0	2	91	1	5	0	0	<0.01	0	0	0	<0.01	<0.01	2	101

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218

CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalized Date: 25-FEB-2005
Account: TBZ

CERTIFICATE LI05011706

Project: PAMPA PONGO
P.O. No.: 14-FEBRERO-2005
This report is for 25 Pulp samples submitted to our lab in Lima, Peru on 14-FEB-2005.

The following have access to data associated with this certificate:

GARY BELIK	HENK VAN ALPHEN	

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
FND-02	Find Sample for Addn Analysis

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
PGM-ICP23	Pt, Pd, Au 30g FA ICP	ICP-AES

To: CARDERO RESOURCES CORP.
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

L105011706 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 25
DATE RECEIVED: 2005-02-14 DATE FINALIZED: 2005-03-25
PROJECT: PAMPA PONGO
CERTIFICATE COMMENTS:
PO NUMBER: 14-Febrero-2005

	PGM-ICP23	PGM-ICP23	PGM-ICP23
SAMPLE	Au	Pt	Pd
DESCRIPTION	ppm	ppm	ppm
359007	0	<0.005	<0.001
359008	1	<0.005	<0.001
359009	0	<0.005	<0.001
359010	0	<0.005	<0.001
359011	5	<0.005	0
359012	0	<0.005	<0.001
359013	1	<0.005	<0.001
359355	1	<0.005	<0.001
359356	1	<0.005	<0.001
339357	0	<0.005	<0.001
359364	0	<0.005	<0.001
359365	0	<0.005	0
359366	1	<0.005	<0.001
359458	0	<0.005	<0.001
359459	0	<0.005	<0.001
359460	6	<0.005	<0.001
359465	0	<0.005	<0.001
359466	0	<0.005	<0.001
359467	0	<0.005	<0.001
359672	0	<0.005	0
359673	0	<0.005	0
359674	0	<0.005	0
359711	0	<0.005	<0.001
359712	0	<0.005	<0.001
359713	0	<0.005	<0.001

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218

CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalized . .: 1-FEB-2005
Account: TBZ

CERTIFICATE LI05004517

Project: PAMPA PONGO
P.O. No.:
This report is for 200 Pulp samples submitted to our lab in Lima, Peru on 18-JAN-2005.

The following have access to data associated with this certificate:

GARY BELIK	EWALD PALPAN	HENK VAN ALPHEN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
FND-02	Find Sample for Addn Analysis

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION
Fe-VOL51	Total Fe in Concentrates

To: CARDERO RESOURCES CORP.
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

L105004517 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 200
DATE RECEIVED: 2005-01-18 DATE FINALIZED: 2005-02-02
PROJECT: PAMPA PONGO
CERTIFICATE COMMENTS:
PO NUMBER:
	Fe-VOL51	Fe-VOL51
SAMPLE	Fe	Fe2O3
DESCRIPTION	%	%
359458	61	88
359459	64	91
359466	56	81
359628	62	89
359629	58	83
359639	61	87

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218

CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalized : 5-FEB-2005
Account: TBZ

CERTIFICATE LI05004516

Project: PAMPA PONGO
P.O. No.: LI-086/04R
This report is for 166 Pulp samples submitted to our lab in Lima, Peru on 18-JAN-2005.

The following have access to data associated with this certificate:

GARY BELIK	EWALD PALPAN	HENK VAN ALPHEN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
FND-02	Find Sample for Addn Analysis

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION
Fe-VOL51	Total Fe in Concentrates

To: CARDERO RESOURCES CORP.
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

L105004516 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 166
DATE RECEIVED: 2005-01-18 DATE FINALIZED: 2005-02-06
PROJECT: PAMPA PONGO
CERTIFICATE COMMENTS:
PO NUMBER: LI-086/04R

	Fe-VOL51	Fe-VOL51
SAMPLE	Fe	Fe2O3
DESCRIPTION	%	%
359673	60	86
359676	58	82
359677	59	85
359684	60	86
359685	62	88
359686	61	87
359688	61	88
359689	57	81
359693	60	85
359694	63	90
359695	57	82
359696	58	83
359697	59	84
359706	58	83
359711	60	86
359715	57	82
359716	56	81
359719	59	85
359720	58	83
359722	60	85
359723	58	82
359726	53	75
359727	59	85
359728	57	81
359729	56	79
359730	57	82
359731	56	80
359737	56	80
359741	56	80
359744	55	79
359745	55	79
359746	58	82
359747	58	83
359748	57	81
359749	58	83
359750	57	82
359751	57	82
359752	60	86
359753	55	79
359754	58	83
359755	58	84
359757	56	80
359758	57	81
359763	57	81
359765	56	80
359766	60	86
359767	58	84
359768	59	84
359769	59	85
359770	56	79
359776	55	79
359778	60	85
359779	60	86
359780	62	88
359781	61	87
359782	60	86
359783	61	88
359784	64	92
359786	57	82
359787	60	86
359788	61	87
359789	59	85
359790	62	89
359791	63	89
359792	61	87
359793	59	84
359794	55	79
359795	61	87
359798	56	81
359799	56	81

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218

CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalized D 19-JAN-2005
Account: TBZ

JAN 2 1 2005

CERTIFICATE LI04090624

Project: PAMPA PONGO

P.O. No.: LI-086/04R

This report is for 166 Drill Core samples submitted to our lab in Lima, Peru on 22-DEC-2004.

The following have access to data associated with this certificate:

GARY BELIK	EWALD PALPAN	HENK VAN ALPHEN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-22	Sample login - Rcd w/o BarCode
CRU-31	Fine crushing - 70% <2mm
SPL-21	Split sample - riffle splitter
PUL-31	Pulverize split to 85% <75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Ca-AA62	Ca - Four Acid / AAS	AAS
Au-AA23	Au 30g FA-AA finish	AAS
ME-ICP81	ICP Fusion - Ore Grade	ICP-AES

To: CARDERO RESOURCES CORP.
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature: [signature]

L104090624 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 166
DATE RECEIVED: 2004-12-22 DATE FINALIZED: 2005-01-19
PROJECT: PAMPA PONGO
CERTIFICATE COMMENTS:
PO NUMBER: LI-086/04R

	Au-AA23	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	Ca-AA62
SAMPLE	Au	Al2O3	As	CaO	Co	Cr	Cu	Fe	Fe2O3	MgO	MnO	Ni	Pb	S	SiO2	TiO2	Zn	P2O5	CaO
DESCRIPTION	ppb	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%
359658	20	6	<0.01	3	0	<0.01	0	39	56	7	0	<0.005	<0.01	1	21	0	0	0
359659	23	11	<0.01	3	0	0	0	21	30	5	0	<0.005	<0.01	1	40	1	0	0
359660	30	7	0	4	0	0	0	34	48	7	0	<0.005	<0.01	1	26	0	0	0
359661	27	8	<0.01	12	0	<0.01	0	21	29	7	0	<0.005	<0.01	2	28	0	0	0
359662	69	3	0	20	0	0	0	23	33	8	0	<0.005	<0.01	1	9	0	0	0
359663	23	7	<0.01	5	0	0	0	35	50	8	0	<0.005	<0.01	1	22	0	0	0
359664	41	5	<0.01	5	0	<0.01	0	37	53	10	0	0	0	1	18	0	0	0
359665	25	9	0	6	0	0	0	22	31	9	0	<0.005	<0.01	1	34	1	0	0
359666	10	12	0	6	0	0	0	14	19	7	0	<0.005	<0.01	0	44	1	0	0
359667	19	14	<0.01	7	<0.002	0	0	7	10	8	0	<0.005	<0.01	0	46	1	<0.01	0
359668	15	10	<0.01	4	0	0	0	25	36	6	0	<0.005	<0.01	1	35	1	0	0
359669	27	3	<0.01	3	0	<0.01	0	49	70	6	0	<0.005	<0.01	2	11	0	0	0
359670	6	10	0	6	0	0	0	21	30	8	0	<0.005	<0.01	1	35	1	0	0
359671	8	14	<0.01	3	0	0	0	10	14	7	0	<0.005	<0.01	0	51	1	<0.01	0
359672	27	3	0	1	0	0	0	47	67	12	0	<0.005	<0.01	3	11	0	0	0
359673	42	2	<0.01	2	0	0	0	>60	>80	4	0	<0.005	<0.01	3	2	0	0	<0.02
359674	44	2	0	4	0	<0.01	0	54	77	6	0	<0.005	<0.01	2	6	0	0	0
359675	29	2	<0.01	3	0	<0.01	0	55	78	5	0	<0.005	<0.01	3	6	0	0	0
359676	53	1	0	5	0	<0.01	0	58	>80	4	0	<0.005	<0.01	3	1	0	0	0
359677	35	2	<0.01	2	0	0	0	60	>80	5	0	<0.005	<0.01	3	3	0	0	0
359678	33	2	0	7	0	0	0	44	62	9	0	<0.005	<0.01	2	10	0	0	0
359679	40	2	<0.01	4	0	0	0	42	61	12	0	<0.005	<0.01	4	13	0	0	0
359680	127	1	0	2	0	<0.01	0	44	63	13	0	0	<0.01	3	12	0	0	0
359681	64	1	0	4	0	0	0	51	73	8	0	<0.005	<0.01	2	5	0	0	0
359682	247	1	0	5	0	0	0	55	78	10	0	<0.005	<0.01	3	6	0	0	0
359683	94	1	0	3	0	0	0	53	76	7	0	<0.005	<0.01	3	5	0	0	0
359684	71	1	0	2	0	<0.01	0	59	>80	5	0	<0.005	<0.01	3	2	0	0	0
359685	47	1	0	1	0	<0.01	0	>60	>80	5	0	<0.005	<0.01	2	2	0	0	0
359686	33	1	0	2	0	0	0	>60	>80	5	0	<0.005	<0.01	2	1	0	0	0
359687	89	1	0	3	0	0	0	56	79	6	0	<0.005	<0.01	3	2	0	0	0
359688	45	1	0	2	0	0	0	>60	>80	5	0	<0.005	<0.01	4	1	0	0	0
359689	31	1	0	2	0	<0.01	0	56	>80	7	0	<0.005	<0.01	3	3	0	0	0
359690	34	1	0	2	0	<0.01	0	43	61	13	0	<0.005	<0.01	2	13	0	0	0
359691	132	1	0	2	0	<0.01	0	51	73	10	0	<0.005	<0.01	3	6	0	0	0
359692	73	1	<0.01	3	0	<0.01	0	48	68	10	0	<0.005	0	3	7	0	0	0
359693	44	1	<0.01	2	0	0	0	60	>80	6	0	0	<0.01	2	2	0	0	0
359694	41	1	<0.01	1	0	0	0	>60	>80	5	0	<0.005	<0.01	2	1	0	0	0
359695	37	1	<0.01	4	0	<0.01	0	58	>80	6	0	0	<0.01	2	2	0	0	0
359696	34	1	0	1	0	0	0	58	>80	7	0	0	<0.01	2	3	0	0	<0.02
359697	35	1	<0.01	2	0	<0.01	0	59	>80	7	0	<0.005	<0.01	3	3	0	0	0
359698	40	1	<0.01	3	0	0	0	55	78	8	0	0	<0.01	3	3	0	0	0
359699	50	1	<0.01	5	0	0	0	54	78	7	0	0	<0.01	3	2	0	0	0
359700	40	1	<0.01	3	0	<0.01	0	55	79	8	0	0	<0.01	2	5	0	0	0
359701	47	1	<0.01	3	0	<0.01	0	51	73	8	0	0	<0.01	2	4	0	0	0
359702	55	1	<0.01	4	0	0	0	48	68	11	0	0	<0.01	2	7	0	0	0
359703	87	1	<0.01	3	0	0	0	55	78	8	0	0	<0.01	3	3	0	0	0
359704	27	1	<0.01	2	0	0	0	55	78	8	0	0	<0.01	2	4	0	0	0
359705	74	1	<0.01	4	0	0	0	33	47	18	0	0	<0.01	2	20	0	0	0
359706	47	1	0	1	0	0	0	57	>80	7	0	0	<0.01	2	4	0	0	0
359707	55	1	<0.01	2	0	0	0	56	80	9	0	0	<0.01	3	6	0	0	0
359708	45	1	<0.01	3	0	0	0	51	73	10	0	0	<0.01	2	6	0	0	0
359709	87	5	<0.01	5	0	0	0	42	60	8	0	0	<0.01	2	15	0	0	0
359710	42	11	<0.01	6	0	0	0	20	28	10	0	0	<0.01	1	35	1	0	0
359711	49	1	<0.01	1	0	0	0	60	>80	6	0	0	<0.01	2	3	0	0	0
359712	30	2	<0.01	2	0	0	0	54	77	8	0	0	<0.01	2	6	0	0	0
359713	101	3	<0.01	6	0	0	0	41	59	11	0	0	<0.01	2	10	0	0	0
359714	124	1	0	1	0	<0.01	0	55	78	9	0	0	<0.01	3	5	0	0	0
359715	40	1	<0.01	2	0	0	0	57	>80	7	0	0	<0.01	3	3	0	0	0
359716	70	1	<0.01	2	0	0	0	56	>80	8	0	0	<0.01	3	4	0	0	0
359717	64	1	0	2	0	0	0	55	78	8	0	<0.005	<0.01	3	5	0	0	0
359718	43	1	<0.01	2	0	0	0	52	74	9	0	0	<0.01	3	5	0	0	0
359719	36	1	<0.01	1	0	0	0	58	>80	7	0	0	<0.01	2	3	0	0	0
359720	36	1	0	2	0	0	0	58	>80	7	0	0	<0.01	3	3	0	0	0
359721	28	1	<0.01	3	0	0	0	53	76	8	0	0	<0.01	3	3	0	0	0
359722	74	1	0	1	0	0	0	60	>80	7	0	0	<0.01	3	3	0	0	0
359723	39	1	<0.01	1	0	0	0	58	>80	8	0	0	<0.01	3	4	0	0	<0.02
359724	50	1	<0.01	1	0	0	0	54	77	9	0	0	<0.01	3	6	0	0	0
359725	39	7	<0.01	7	0	0	0	28	41	13	0	0	<0.01	2	22	1	0	0
359726	85	1	<0.01	2	0	0	0	58	>80	11	0	0	<0.01	3	7	0	0	0
359727	55	1	<0.01	1	0	0	0	59	>80	6	0	0	<0.01	4	2	0	0	0
359728	38	1	<0.01	2	0	<0.01	0	58	>80	7	0	<0.005	<0.01	3	3	0	0	0
359729	33	1	<0.01	1	0	<0.01	0	58	>80	9	0	<0.005	<0.01	3	5	0	0	0
359730	39	1	<0.01	1	0	<0.01	0	60	>80	8	0	<0.005	<0.01	3	4	0	0	0
359731	30	1	<0.01	1	0	<0.01	0	57	>80	9	0	<0.005	<0.01	2	4	0	0	0
359732	41	1	0	4	0	<0.01	0	47	67	11	0	0	<0.01	3	6	0	0	0
359733	24	1	0	2	0	<0.01	0	55	79	9	0	<0.005	<0.01	3	5	0	0	0
359734	21	1	<0.01	2	0	<0.01	0	51	73	11	0	<0.005	<0.01	3	6	0	0	0
359735	75	1	<0.01	2	0	<0.01	0	51	73	10	0	<0.005	<0.01	3	5	0	0	0
359736	48	1	<0.01	2	0	<0.01	0	52	75	9	0	<0.005	<0.01	3	4	0	0	0
359737	28	1	<0.01	1	0	<0.01	0	57	>80	8	0	<0.005	<0.01	2	4	0	0	0
359738	22	4	<0.01	7	0	0	0	41	59	9	0	<0.005	<0.01	2	12	0	0	0
359739	67	1	<0.01	2	0	<0.01	0	40	58	18	0	<0.005	<0.01	2	13	0	0	0
359740	21	1	<0.01	3	0	<0.01	0	30	43	22	0	<0.005	<0.01	1	18	0	0	0
359741	25	1	<0.01	1	0	<0.01	0	58	>80	9	0	<0.005	<0.01	2	4	0	0	0
359742	28	1	<0.01	2	0	<0.01	0	55	79	9	0	<0.005	<0.01	3	5	0	0	0
359743	17	1	<0.01	3	0	<0.01	0	48	68	12	0	<0.005	<0.01	3	6	0	0	0
359744	28	1	<0.01	2	0	<0.01	0	56	>80	9	0	<0.005	<0.01	3	4	0	0	0
359745	15	1	<0.01	2	0	<0.01	0	57	>80	9	0	<0.005	<0.01	3	4	0	0	0
359746	27	1	<0.01	1	0	<0.01	0	58	>80	7	0	<0.005	<0.01	3	3	0	0	0
359747	37	1	<0.01	2	0	<0.01	0	59	>80	7	0	<0.005	<0.01	3	2	0	0	0
359748	21	1	<0.01	2	0	0	0	59	>80	8	0	<0.005	<0.01	3	2	0	0	0
359749	38	1	<0.01	2	0	<0.01	0	58	>80	7	0	<0.005	<0.01	3	2	0	0	0
359750	45	1	<0.01	2	0	<0.01	0	58	>80	7	0	<0.005	<0.01	3	2	0	0	0
359751	21	1	<0.01	2	0	<0.01	0	59	>80	7	0	<0.005	<0.01	3	2	0	0	0
359752	58	1	<0.01	2	0	<0.01	0	60	>80	5	0	<0.005	<0.01	3	0	0	0	0
359753	27	1	<0.01	4	0	<0.01	0	57	>80	7	0	<0.005	<0.01	3	1	0	0	0
359754	29	1	<0.01	3	0	<0.01	0	>60	>80	6	0	<0.005	<0.01	3	0	0	0	0
359755	50	1	<0.01	3	0	<0.01	0	60	>80	6	0	0	<0.01	3	1	0	0	0
359756	29	1	<0.01	3	0	<0.01	0	54	77	8	0	<0.005	<0.01	3	2	0	0	0
359757	37	1	<0.01	2	0	<0.01	0	57	>80	8	0	0	<0.01	3	2	0	0	0
359758	40	1	<0.01	2	0	<0.01	0	58	>80	7	0	<0.005	<0.01	4	1	0	0	0
359759	17	1	<0.01	2	0	<0.01	0	54	77	9	0	<0.005	<0.01	3	3	0	0	0
359760	22	1	<0.01	1	0	<0.01	0	56	80	8	0	<0.005	<0.01	3	3	0	0	0
359761	19	1	<0.01	2	0	<0.01	0	39	56	17	0	<0.005	<0.01	2	14	0	0	0
359762	31	1	<0.01	4	0	<0.01	0	53	76	7	0	<0.005	<0.01	3	2	0	0	0
359763	12	1	<0.01	2	0	<0.01	0	57	>80	7	0	<0.005	<0.01	3	2	0	0	0
359764	51	1	<0.01	2	0	<0.01	0	45	64	14	0	<0.005	<0.01	3	10	0	0	0
359765	51	1	<0.01	1	0	<0.01	0	58	>80	7	0	<0.005	<0.01	4	3	0	0	0
359766	28	1	<0.01	2	0	<0.01	0	>60	>80	5	0	<0.005	<0.01	3	1	0	0	0
359767	17	1	<0.01	2	0	<0.01	0	>60	>80	6	0	<0.005	<0.01	3	2	0	0	0
359768	38	1	<0.01	2	0	<0.01	0	>60	>80	5	0	<0.005	<0.01	3	1	0	0	0
359769	23	1	<0.01	1	0	<0.01	0	>60	>80	6	0	<0.005	<0.01	3	2	0	0	0
359770	24	1	<0.01	2	0	<0.01	0	57	>80	8	0	<0.005	<0.01	3	3	0	0	0
359771	20	1	<0.01	3	0	<0.01	0	44	63	13	0	<0.005	<0.01	3	8	0	0	0
359772	58	1	<0.01	1	0	<0.01	0	49	70	13	0	<0.005	<0.01	3	8	0	0	0
359773	64	1	<0.01	2	0	<0.01	0	50	71	11	0	<0.005	<0.01	3	6	0	0	0
359774	56	1	<0.01	2	0	<0.01	0	51	73	11	0	<0.005	<0.01	3	7	0	0	0
359775	46	1	<0.01	2	0	<0.01	0	53	75	10	0	<0.005	<0.01	3	4	0	0	0
359776	121	1	<0.01	2	0	<0.01	0	57	>80	8	0	<0.005	<0.01	4	4	0	0	0
359777	58	1	<0.01	2	0	<0.01	0	54	78	8	0	<0.005	<0.01	3	3	0	0	0
359778	31	1	<0.01	1	0	<0.01	0	60	>80	5	0	<0.005	<0.01	3	2	0	0	0
359779	46	1	<0.01	3	0	<0.01	0	>60	>80	5	0	<0.005	<0.01	3	0	0	0	0
359780	47	1	<0.01	1	0	<0.01	0	>60	>80	4	0	<0.005	<0.01	3	1	0	0	0
359781	127	1	<0.01	2	0	<0.01	0	>60	>80	4	0	<0.005	<0.01	3	1	0	0	0
359782	65	1	<0.01	2	0	<0.01	0	59	>80	4	0	<0.005	<0.01	3	1	0	0	0
359783	76	1	<0.01	2	0	<0.01	0	>60	>80	4	0	<0.005	<0.01	4	0	0	0	0
359784	52	1	0	1	0	<0.01	0	>60	>80	3	0	<0.005	<0.01	3	0	0	0	0
359785	229	1	<0.01	14	0	<0.01	0	35	50	10	0	<0.005	<0.01	2	0	0	0	0
359786	48	1	<0.01	3	0	<0.01	0	57	>80	5	0	<0.005	<0.01	3	1	0	0	0
359787	33	1	<0.01	2	0	<0.01	0	>60	>80	4	0	<0.005	<0.01	3	1	0	0	0
359788	60	1	<0.01	2	0	<0.01	0	>60	>80	4	0	<0.005	<0.01	4	0	0	0	0
359789	125	1	<0.01	3	0	<0.01	0	>60	>80	4	0	<0.005	<0.01	4	1	0	0	0
359790	54	1	<0.01	2	0	<0.01	0	>60	>80	3	0	<0.005	<0.01	3	0	0	0	0
359791	66	1	<0.01	2	0	<0.01	0	>60	>80	3	0	<0.005	<0.01	3	0	0	0	0
359792	89	1	<0.01	2	0	<0.01	0	>60	>80	4	0	<0.005	<0.01	3	0	0	0	0
359793	66	1	<0.01	3	0	<0.01	0	60	>80	5	0	<0.005	<0.01	4	0	0	0	0
359794	67	1	<0.01	5	0	<0.01	0	56	>80	6	0	<0.005	<0.01	3	1	0	0	0
359795	51	1	<0.01	2	0	<0.01	0	>60	>80	4	0	<0.005	<0.01	2	1	0	0	0
359796	204	1	<0.01	6	0	<0.01	0	52	74	6	0	<0.005	<0.01	5	2	0	0	0
359797	117	1	<0.01	7	0	<0.01	0	49	70	6	0	<0.005	<0.01	4	2	0	0	0
359798	69	1	<0.01	3	0	0	0	57	>80	6	0	<0.005	<0.01	3	1	0	0	0
359799	208	1	<0.01	4	0	<0.01	0	57	>80	5	0	<0.005	0	3	1	0	0	0
359800	100	1	0	15	0	<0.01	0	26	37	12	0	<0.005	<0.01	6	6	0	<0.01	0
359801	27	6	0	6	0	0	0	14	19	23	0	<0.005	<0.01	2	25	0	0	0
359802	39	7	<0.01	5	0	0	0	23	33	16	0	<0.005	<0.01	2	27	0	0	0
359803	117	0	<0.01	>30.0	0	<0.01	0	14	21	2	0	<0.005	<0.01	19	0	0	<0.01	0	31
359804	8	0	<0.01	>30.0	0	<0.01	<0.005	1	2	2	0	<0.005	<0.01	22	0	0	<0.01	0	38
359805	27	0	<0.01	>30.0	0	<0.01	0	12	17	1	0	<0.005	<0.01	21	0	0	<0.01	0	33
359806	73	1	<0.01	2	0	<0.01	0	54	77	7	0	<0.005	<0.01	5	5	0	0	0
359807	101	3	0	2	0	<0.01	0	33	47	18	0	<0.005	<0.01	3	14	0	0	0
359808	66	2	0	2	0	<0.01	0	52	74	10	0	<0.005	<0.01	3	6	0	0	0
359809	75	2	0	4	0	<0.01	0	43	61	14	0	<0.005	<0.01	4	9	0	0	0
359810	58	1	<0.01	1	0	<0.01	0	52	75	9	0	<0.005	<0.01	3	6	0	0	0
359811	68	1	<0.01	4	0	<0.01	0	43	61	13	0	<0.005	<0.01	5	9	0	0	0
359812	178	1	<0.01	21	0	0	0	25	35	7	0	<0.005	<0.01	12	4	0	0	0
359813	10	0	<0.01	27	0	<0.01	0	20	29	3	0	<0.005	<0.01	15	1	0	<0.01	0
359814	216	1	<0.01	3	0	<0.01	0	37	53	16	0	<0.005	<0.01	4	12	0	0	0
359815	43	2	0	8	0	<0.01	0	36	51	10	0	<0.005	<0.01	5	11	0	0	0
359816	89	1	<0.01	2	0	<0.01	0	55	78	6	0	<0.005	<0.01	3	3	0	0	0
359817	119	1	<0.01	1	0	0	0	55	79	8	0	0	<0.01	3	4	0	0	0
359818	69	1	<0.01	6	0	<0.01	0	45	64	8	0	0	<0.01	6	6	0	0	0
359819	85	1	<0.01	1	0	<0.01	0	52	74	11	0	<0.005	<0.01	2	8	0	0	0
359820	84	1	<0.01	1	0	<0.01	0	54	77	8	0	<0.005	<0.01	4	4	0	0	0
359821	57	1	<0.01	1	0	<0.01	0	48	68	12	0	0	<0.01	3	8	0	0	0
359822	133	1	0	2	0	<0.01	0	50	71	10	0	<0.005	<0.01	3	7	0	0	0
359823	50	9	<0.01	6	0	<0.01	0	19	26	17	0	0	<0.01	3	29	1	0	0

ALS Chemex

EXCELLENCE IN ANALYTICAL CHEMISTRY

ALS Canada Ltd.

212 Brooksbank Avenue
North Vancouver BC V7J 2C1
Phone: 604 984 0221 Fax: 604 984 0218

CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalized D. 19-JAN-2005
Account: TBZ

JAN 21 2005

CERTIFICATE LI04090623

Project: PAMPA PONGO

P.O. No.:

This report is for 200 Drill Core samples submitted to our lab in Lima, Peru on 22-DEC-2004.

The following have access to data associated with this certificate:

GARY BELIK	EWALD PALPAN	HENK VAN ALPHEN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-22	Sample login - Rcd w/o BarCode
CRU-31	Fine crushing - 70% <2mm
SPL-21	Split sample - riffle splitter
PUL-31	Pulverize split to 85% <75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Ca-AA62	Ca - Four Acid / AAS	AAS
Au-AA23	Au 30g FA-AA finish	AAS
ME-ICP81	ICP Fusion - Ore Grade	ICP-AES

To: **CARDERO RESOURCES CORP.**
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature: [signature]

L104090623 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 200
DATE RECEIVED: 2004-12-22 DATE FINALIZED: 2005-01-19
PROJECT: PAMPA PONGO
CERTIFICATE COMMENTS:
PO NUMBER:

	Au-AA23	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	Ca-AA62
SAMPLE	Au	Al2O3	As	CaO	Co	Cr	Cu	Fe	Fe2O3	MgO	MnO	Ni	Pb	S	SiO2	TiO2	Zn	P2O5	CaO
DESCRIPTION	ppb	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%
359458	24	2	0	4	0	0	0	>60	>80	1	0	<0.005	<0.01	3	1	0	0	<0.02
359459	380	1	0	2	0	<0.01	0	>60	>80	1	0	0	<0.01	3	1	0	0	0
359460	2840	0	0	>30.0	0	0	2	18	25	5	0	0	<0.01	6	0	0	0	0	35
359461	37	0	0	>30.0	<0.002	0	0	2	2	5	0	<0.005	<0.01	0	0	0	<0.01	0	36
359462	12	0	0	>30.0	0	0	0	3	5	9	1	<0.005	<0.01	1	0	0	0	<0.02	40
359463	13	0	0	>30.0	0	0	0	3	4	9	1	0	<0.01	1	0	0	<0.01	0	39
359464	64	0	0	>30.0	0	<0.01	0	4	5	7	1	<0.005	<0.01	1	0	<0.01	0	0	42
359465	406	0	0	>30.0	0	0	0	19	27	7	0	<0.005	<0.01	3	0	0	0	0	30
359466	162	1	<0.01	6	0	<0.01	0	59	>80	3	0	<0.005	<0.01	3	1	0	0	0
359467	35	1	0	6	0	<0.01	0	52	74	3	0	0	<0.01	9	1	0	0	<0.02
359468	19	17	<0.01	1	0	0	0	13	19	6	0	<0.005	<0.01	4	45	1	0	0
359469	305	3	0	6	0	0	0	44	63	5	0	0	<0.01	5	10	0	0	0
359470	42	16	<0.01	4	<0.002	0	0	11	15	5	0	<0.005	<0.01	0	48	1	<0.01	0
359471	62	8	<0.01	5	0	0	0	33	47	6	0	<0.005	<0.01	2	26	0	0	0
359472	77	10	0	11	0	0	0	15	22	10	0	<0.005	<0.01	1	36	1	<0.01	0
359473	213	7	<0.01	9	0	0	0	21	30	11	0	<0.005	<0.01	2	29	0	0	0
359474	156	8	<0.01	4	0	0	0	28	40	7	0	<0.005	<0.01	2	34	0	0	0
359475	168	7	<0.01	6	0	0	0	29	42	5	0	<0.005	<0.01	1	31	0	0	0
359476	121	7	<0.01	10	0	0	0	27	38	5	0	<0.005	<0.01	1	25	0	0	0
359477	66	9	0	6	0	0	0	22	32	6	0	<0.005	<0.01	1	36	0	0	0
359478	68	11	<0.01	3	0	0	0	20	28	5	0	0	<0.01	1	44	1	0	0
359479	258	10	<0.01	7	0	0	0	19	27	4	0	<0.005	<0.01	2	42	0	<0.01	0
359480	60	11	<0.01	4	0	0	0	14	20	4	0	0	<0.01	1	50	1	<0.01	0
359481	14	16	0	5	0	0	0	13	19	3	0	<0.005	<0.01	1	45	1	<0.01	0
359482	14	15	0	6	0	0	0	9	12	3	0	<0.005	<0.01	1	54	1	0	0
359483	52	13	<0.01	6	0	0	0	18	25	5	0	<0.005	<0.01	1	45	1	0	0
359484	285	9	<0.01	6	0	0	0	30	43	6	0	0	<0.01	1	30	0	0	0
359485	184	10	<0.01	7	0	0	0	28	39	6	0	0	<0.01	2	28	0	0	0
359486	85	12	0	4	0	0	0	27	39	5	0	<0.005	<0.01	2	33	1	0	0
359487	133	11	<0.01	6	0	0	0	27	39	6	0	0	<0.01	2	31	0	0	0
359488	55	12	<0.01	5	0	0	0	21	30	5	0	<0.005	<0.01	1	39	1	<0.01	0
359489	48	10	<0.01	7	0	0	0	25	36	7	0	0	<0.01	2	33	0	0	0
359490	59	11	<0.01	5	0	0	0	23	33	7	0	0	<0.01	2	36	1	0	0
359491	75	11	<0.01	6	0	0	0	25	35	7	0	0	<0.01	2	32	1	0	0
359492	105	12	0	8	0	0	0	20	29	6	0	0	<0.01	2	37	1	0	0
359493	133	8	0	6	0	0	0	34	48	6	0	<0.005	<0.01	3	26	0	0	0
359494	94	12	<0.01	6	0	0	0	15	21	6	0	0	<0.01	2	45	1	0	0
359495	14	10	<0.01	6	0	0	0	20	29	7	0	0	<0.01	2	38	0	0	0
359496	56	10	0	6	0	0	0	20	29	7	0	<0.005	<0.01	2	38	1	0	0
359497	<5	11	<0.01	11	0	0	0	15	21	7	0	<0.005	<0.01	1	39	1	0	0
359498	<5	14	0	6	0	0	0	10	14	4	0	0	<0.01	1	50	1	<0.01	0
359499	7	13	0	3	0	0	0	18	26	4	0	0	<0.01	2	43	1	0	0
359500	24	7	0	5	0	0	0	35	50	6	0	<0.005	<0.01	2	25	0	0	0
359501	7	9	<0.01	4	0	0	0	28	40	6	0	<0.005	<0.01	1	32	0	0	0
359502	<5	11	0	5	0	0	0	19	27	7	0	<0.005	<0.01	1	40	1	0	0
359503	<5	10	0	5	0	0	0	17	24	8	0	<0.005	<0.01	1	44	1	0	0
359504	20	7	<0.01	4	0	0	0	36	52	6	0	<0.005	<0.01	2	23	0	0	0
359505	<5	10	0	8	0	0	0	17	25	6	0	<0.005	<0.01	1	41	0	0	0
359506	<5	16	0	9	0	0	0	5	7	4	0	0	<0.01	0	52	1	<0.01	0
359507	<5	9	0	9	0	0	0	20	28	6	0	0	<0.01	2	34	0	0	0
359508	7	10	<0.01	8	0	0	0	21	30	5	0	0	<0.01	1	39	1	0	0
359509	11	11	0	6	0	0	0	20	29	6	0	<0.005	<0.01	1	40	1	0	0
359510	8	7	0	8	0	0	0	29	42	8	0	0	<0.01	3	25	0	0	0
359511	29	10	0	9	0	0	0	18	26	7	0	<0.005	<0.01	1	37	0	0	0
359512	46	7	<0.01	13	0	0	0	21	30	7	0	<0.005	<0.01	1	27	0	0	0
359513	24	7	0	9	0	0	0	27	38	6	0	<0.005	<0.01	3	28	0	0	0
359514	<5	15	0	4	<0.002	0	<0.005	5	7	5	0	<0.005	<0.01	0	61	1	<0.01	0
359515	19	15	0	5	0	0	0	12	18	5	0	<0.005	<0.01	1	47	1	0	0
359516	<5	11	<0.01	10	0	0	0	15	21	6	0	<0.005	<0.01	1	37	1	0	0
359517	15	12	<0.01	8	0	0	0	10	14	10	0	<0.005	<0.01	0	45	1	0	0
359518	20	9	0	7	0	0	0	20	29	9	0	0	<0.01	2	37	0	0	0
359519	25	6	<0.01	7	0	0	0	26	37	10	0	<0.005	<0.01	1	30	0	0	0
359520	<5	17	0	3	<0.002	0	<0.005	8	12	7	0	<0.005	<0.01	0	49	1	<0.01	0
359521	14	2	0	6	0	<0.01	0	54	77	4	0	<0.005	<0.01	2	3	0	0	0
359522	14	1	0	14	0	0	0	46	66	3	0	<0.005	<0.01	2	0	0	0	0
359523	16	1	0	7	0	<0.01	0	54	77	4	0	0	<0.01	3	0	0	0	0
359524	15	7	0	4	0	0	0	35	50	6	0	0	<0.01	2	22	0	0	0
359525	6	10	<0.01	7	0	0	0	23	32	7	0	<0.005	<0.01	1	33	1	0	0
359526	9	13	<0.01	6	0	0	0	11	16	6	0	<0.005	<0.01	0	46	1	0	0
359527	16	14	<0.01	10	0	0	0	10	15	5	0	<0.005	<0.01	0	47	1	<0.01	0
359528	<5	8	<0.01	25	<0.002	0	0	10	14	5	0	<0.005	<0.01	0	26	0	<0.01	0
359529	22	5	<0.01	9	0	<0.01	0	36	52	6	0	<0.005	<0.01	2	17	0	0	0
359530	22	6	0	7	0	0	0	37	53	6	0	<0.005	<0.01	2	20	0	0	0
359531	34	11	<0.01	10	0	0	0	20	28	7	0	<0.005	<0.01	2	36	1	0	0
359532	5	16	<0.01	12	0	<0.01	0	7	10	7	0	<0.005	<0.01	0	47	1	0	0
359533	12	12	0	8	0	0	0	14	20	9	0	<0.005	<0.01	1	43	1	0	0
359534	5	11	<0.01	8	0	0	0	20	28	8	0	<0.005	<0.01	1	37	1	0	0
359535	114	8	<0.01	6	0	0	0	32	45	5	0	<0.005	<0.01	3	28	0	0	0
359536	<5	15	0	7	<0.002	0	0	10	14	7	0	<0.005	<0.01	0	48	1	0	0
359537	<5	15	0	8	0	<0.01	0	11	16	7	0	<0.005	<0.01	1	45	1	0	0
359538	<5	18	<0.01	6	<0.002	0	<0.005	7	10	6	0	<0.005	<0.01	0	52	1	0	0
359539	13	10	0	12	0	<0.01	0	22	32	5	0	<0.005	<0.01	1	31	1	0	0
359540	<5	16	<0.01	4	<0.002	0	0	5	7	4	0	<0.005	<0.01	0	60	1	<0.01	0
359541	<5	13	0	9	0	<0.01	0	11	15	8	0	<0.005	<0.01	0	45	1	0	0
359542	6	12	<0.01	7	0	0	0	21	29	6	0	<0.005	<0.01	1	35	1	0	0
359543	<5	17	<0.01	8	<0.002	<0.01	<0.005	7	10	6	0	<0.005	<0.01	0	50	1	<0.01	0
359544	<5	11	0	16	0	0	0	11	16	6	0	<0.005	<0.01	0	34	1	0	0
359545	<5	17	<0.01	7	<0.002	<0.01	0	6	9	5	0	<0.005	<0.01	0	50	1	<0.01	0
359546	26	4	<0.01	6	0	<0.01	0	49	70	4	0	<0.005	0	3	9	0	0	0
359547	<5	14	<0.01	9	0	0	0	15	21	5	0	<0.005	<0.01	1	43	1	0	0
359548	12	13	0	13	0	<0.01	0	14	20	6	0	<0.005	<0.01	1	41	1	0	0
359549	23	11	<0.01	7	0	0	0	19	27	8	0	<0.005	<0.01	1	38	1	0	0
359550	20	4	0	5	0	<0.01	0	47	67	5	0	<0.005	<0.01	3	12	0	0	0
359551	16	9	0	7	0	<0.01	0	32	46	6	0	<0.005	<0.01	1	26	1	0	0
359552	54	11	<0.01	5	0	<0.01	0	17	25	6	0	<0.005	<0.01	1	42	1	0	0
359553	8	14	0	5	0	0	0	11	16	4	0	<0.005	<0.01	0	55	1	<0.01	0
359554	14	11	<0.01	6	0	<0.01	0	18	26	8	0	0	<0.01	0	41	1	0	0
359555	164	9	<0.01	10	0	0	0	21	30	10	0	<0.005	<0.01	2	34	1	0	0
359556	15	13	<0.01	10	<0.002	0	0	5	8	5	0	0	<0.01	0	50	1	<0.01	1
359557	5	15	0	5	<0.002	<0.01	<0.005	4	6	3	0	<0.005	<0.01	0	60	1	<0.01	0
359558	<5	14	<0.01	5	<0.002	0	0	8	12	4	0	<0.005	<0.01	0	55	1	<0.01	0
359559	25	10	<0.01	8	0	<0.01	0	19	27	6	0	0	<0.01	1	38	1	0	0
359560	9	10	0	7	0	<0.01	0	17	24	7	0	<0.005	<0.01	1	39	1	0	0
359561	14	10	<0.01	9	0	<0.01	0	18	26	7	0	0	<0.01	0	37	1	0	0
359562	5	15	<0.01	13	0	0	0	7	10	4	0	0	<0.01	0	49	1	<0.01	0
359563	14	14	0	12	0	0	0	9	14	8	0	0	<0.01	0	43	1	0	0
359564	16	8	0	18	0	0	0	17	25	7	0	0	<0.01	1	28	0	0	0
359565	25	14	<0.01	10	0	<0.01	0	15	22	6	0	0	<0.01	0	39	1	0	0
359566	<5	15	<0.01	18	0	0	0	7	11	6	0	<0.005	<0.01	0	44	1	0	0
359567	<5	18	<0.01	16	0	0	0	6	9	3	0	0	<0.01	0	47	1	<0.01	0
359568	10	10	<0.01	8	0	0	0	14	21	8	0	0	<0.01	0	32	1	0	0
359569	<5	15	<0.01	3	0	0	<0.005	5	7	2	0	0	<0.01	0	60	1	<0.01	0
359570	<5	15	<0.01	5	<0.002	0	0	4	6	3	0	0	<0.01	0	60	1	<0.01	0
359571	<5	16	0	4	<0.002	<0.01	<0.005	4	6	3	0	0	<0.01	0	59	1	<0.01	0
359572	12	13	<0.01	6	0	0	0	12	17	4	0	<0.005	<0.01	0	50	1	0	0
359573	630	4	<0.01	19	0	<0.01	0	21	30	5	0	0	0	2	26	0	0	0
359574	994	15	<0.01	4	0	0	0	14	19	6	0	0	<0.01	1	41	1	0	0
359575	40	10	<0.01	7	0	0	0	19	27	5	0	<0.005	<0.01	1	39	1	0	0
359576	6	14	<0.01	4	0	0	0	12	17	5	0	<0.005	<0.01	0	48	1	<0.01	0
359577	20	14	<0.01	4	0	0	0	12	17	5	0	0	<0.01	0	47	1	0	0
359578	<5	17	0	3	<0.002	0	<0.005	7	10	5	0	0	<0.01	0	52	1	<0.01	0
359579	<5	11	<0.01	3	0	0	0	23	33	5	0	<0.005	<0.01	1	36	1	0	0
359580	20	11	0	5	0	0	0	18	26	6	0	0	<0.01	1	40	1	0	0
359581	6	10	0	8	0	0	0	23	32	7	0	0	<0.01	1	32	1	0	0
359582	16	4	<0.01	17	0	<0.01	0	28	40	7	0	<0.005	<0.01	1	15	0	0	0
359583	5	9	<0.01	4	0	0	0	27	39	5	0	0	0	1	34	1	0	0
359584	26	9	<0.01	7	0	0	0	26	37	6	0	0	<0.01	1	30	0	0	0
359585	13	11	0	7	0	0	0	21	30	7	0	0	<0.01	1	33	1	0	0
359586	<5	14	<0.01	4	0	<0.01	0	20	28	5	0	0	<0.01	0	38	1	0	0
359587	30	8	<0.01	6	0	0	0	32	45	7	0	0	<0.01	1	25	1	0	0
359588	14	6	<0.01	4	0	0	0	40	57	7	0	<0.005	<0.01	2	20	0	0	0
359589	43	4	<0.01	5	0	<0.01	0	43	62	6	0	<0.005	<0.01	3	15	0	0	0
359590	34	5	0	5	0	<0.01	0	41	59	6	0	<0.005	<0.01	2	17	0	0	0
359591	48	7	<0.01	3	0	0	0	40	57	6	0	<0.005	<0.01	2	22	0	0	0
359592	<5	16	<0.01	5	0	0	<0.005	6	8	5	0	<0.005	<0.01	0	55	1	<0.01	0
359593	<5	12	<0.01	5	0	0	0	9	14	6	0	<0.005	<0.01	0	50	1	0	0
359594	<5	14	<0.01	2	<0.002	0	0	5	7	3	0	<0.005	<0.01	0	59	1	<0.01	0
359595	14	4	0	7	0	0	0	41	58	6	0	<0.005	<0.01	1	14	0	0	0
359596	<5	14	<0.01	3	<0.002	0	0	10	14	4	0	<0.005	<0.01	0	54	1	0	0
359597	<5	14	<0.01	3	<0.002	0	0	9	13	3	0	0	<0.01	0	55	1	<0.01	0
359598	9	7	0	4	0	<0.01	0	33	47	6	0	<0.005	<0.01	1	28	0	0	0
359599	52	10	<0.01	4	0	0	0	21	30	6	0	<0.005	<0.01	1	38	1	0	0
359600	8	9	0	4	0	<0.01	0	25	36	7	0	<0.005	<0.01	1	34	1	0	0
359601	117	6	0	6	0	0	0	32	45	8	0	<0.005	<0.01	1	24	0	0	0
359602	21	7	0	6	0	0	0	28	40	6	0	<0.005	<0.01	1	28	0	0	0
359603	17	12	<0.01	3	0	0	0	17	24	4	0	<0.005	<0.01	2	45	1	0	0
359604	9	8	0	4	0	<0.01	0	27	39	7	0	<0.005	<0.01	1	32	1	0	0
359605	11	6	0	3	0	0	0	34	48	7	0	<0.005	<0.01	3	23	0	0	0
359606	34	5	<0.01	3	0	0	0	44	63	5	0	<0.005	<0.01	4	16	0	0	0
359607	<5	14	<0.01	3	0	0	0	7	10	4	0	<0.005	<0.01	0	56	1	<0.01	0
359608	27	13	0	4	0	0	0	14	20	4	0	0	<0.01	1	48	1	0	0
359609	22	12	<0.01	5	0	0	0	18	26	8	0	<0.005	<0.01	1	38	1	0	0
359610	7	13	0	4	0	0	0	17	24	5	0	<0.005	<0.01	1	43	1	0	0
359611	31	7	<0.01	3	0	0	0	37	53	5	0	<0.005	<0.01	3	24	0	0	0
359612	27	6	<0.01	4	0	0	0	38	54	7	0	0	<0.01	2	22	0	0	0
359613	17	6	<0.01	4	0	0	0	39	56	6	0	0	<0.01	2	20	0	0	0
359614	25	6	<0.01	3	0	0	0	40	57	6	0	<0.005	<0.01	2	21	0	0	0
359615	39	6	0	3	0	0	0	38	54	7	0	0	<0.01	2	22	0	0	0
359616	13	12	<0.01	3	0	0	0	20	29	5	0	<0.005	<0.01	0	40	1	0	0
359617	23	13	0	4	0	0	0	16	23	5	0	<0.005	<0.01	1	44	1	0	0
359618	26	7	<0.01	5	0	0	0	36	51	5	0	<0.005	<0.01	2	23	0	0	0
359619	63	7	0	5	0	0	0	34	49	5	0	<0.005	<0.01	3	21	0	0	0
359620	32	3	0	2	0	<0.01	0	51	72	4	0	0	0	8	9	0	0	0
359621	10	13	<0.01	3	0	0	0	18	25	6	0	0	<0.01	1	40	1	0	0
359622	<5	16	<0.01	3	0	0	<0.005	9	13	6	0	<0.005	<0.01	0	49	1	<0.01	0
359623	<5	15	0	2	0	<0.01	0	9	14	6	0	<0.005	<0.01	0	50	1	0	0
359624	176	11	0	10	0	0	0	11	16	7	0	0	<0.01	1	35	1	0	0
359625	26	4	0	2	0	<0.01	0	53	76	5	0	0	<0.01	4	10	0	0	0
359626	51	4	<0.01	4	0	<0.01	0	50	71	4	0	0	<0.01	3	9	0	0	0
359627	48	4	<0.01	3	0	<0.01	0	51	73	6	0	0	<0.01	4	10	0	0	0
359628	29	1	0	2	0	<0.01	0	>60	>80	3	0	0	<0.01	4	1	0	0	0
359629	29	2	<0.01	3	0	<0.01	0	59	>80	4	0	0	<0.01	3	3	0	0	0
359630	23	5	<0.01	3	0	<0.01	0	45	64	4	0	0	<0.01	2	16	0	0	0
359631	6	13	<0.01	3	0	0	0	14	21	5	0	0	<0.01	1	45	1	0	0
359632	17	13	0	4	0	0	0	14	20	6	0	0	<0.01	1	44	1	0	0
359633	16	12	<0.01	5	0	0	0	15	21	8	0	0	<0.01	1	41	1	0	0
359634	92	9	<0.01	2	0	<0.01	0	32	46	5	0	0	<0.01	3	27	0	0	0
359635	<5	16	0	3	0	0	0	5	8	4	0	<0.005	<0.01	0	55	1	<0.01	0
359636	20	9	0	4	0	<0.01	0	33	48	4	0	0	<0.01	1	28	1	0	0
359637	40	8	<0.01	5	0	<0.01	0	29	42	8	0	0	<0.01	1	27	0	0	0
359638	14	7	<0.01	6	0	<0.01	0	31	45	8	0	0	<0.01	1	21	0	0	0
359639	78	2	0	1	0	0	0	60	>80	3	0	0	<0.01	6	3	0	0	0
359640	31	1	<0.01	4	0	<0.01	0	56	80	4	0	0	<0.01	3	3	0	0	0
359641	64	4	<0.01	3	0	<0.01	0	48	68	6	0	0	<0.01	4	13	0	0	0
359642	21	4	<0.01	1	0	<0.01	0	54	77	5	0	0	<0.01	3	9	0	0	0
359643	19	10	<0.01	5	0	<0.01	0	25	36	6	0	0	<0.01	1	31	1	0	0
359644	<5	14	<0.01	6	0	0	0	9	13	8	0	0	<0.01	0	46	1	0	0
359645	41	8	<0.01	2	0	0	0	38	55	6	0	0	<0.01	3	24	0	0	0
359646	83	6	<0.01	2	0	0	0	46	66	4	0	0	<0.01	4	17	0	0	0
359647	16	10	<0.01	4	0	<0.01	0	31	44	6	0	0	<0.01	1	31	1	0	0
359648	24	12	<0.01	4	0	<0.01	0	21	30	5	0	<0.005	<0.01	1	41	1	0	0
359649	31	12	<0.01	4	0	0	0	22	32	5	0	<0.005	<0.01	1	41	1	0	0
359650	<5	17	<0.01	4	0	0	<0.005	6	8	4	0	<0.005	<0.01	0	57	1	<0.01	0
359651	<5	16	<0.01	4	0	0	<0.005	7	10	5	0	0	<0.01	0	56	1	<0.01	0
359652	10	10	0	7	0	0	0	28	40	6	0	0	<0.01	0	29	1	0	0
359653	6	10	<0.01	5	0	0	0	28	40	6	0	0	<0.01	1	34	1	0	0
359654	13	10	<0.01	4	0	<0.01	0	26	37	6	0	0	<0.01	1	35	1	0	0
359655	79	3	<0.01	2	0	<0.01	0	49	70	9	0	0	<0.01	3	12	0	0	0
359656	15	8	<0.01	5	0	0	0	31	45	7	0	0	<0.01	1	25	0	0	0
359657	33	6	0	3	0	<0.01	0	39	55	8	0	<0.005	<0.01	1	22	0	0	0

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1 Canada
Phone: 604 984 0221 Fax: 604 984 0218

To: CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalize ...e: 3-DEC-2004
Account: TBZ

DEC 0 6 2004

CERTIFICATE LI04081759

Project: PAMPA DE PONGO
P.O. No.:
This report is for 143 Drill Core samples submitted to our lab in Lima, Peru on 23-NOV-2004.
The following have access to data associated with this certificate:

GARY BELIK	HENK VAN ALPHEN	

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-22	Sample login - Rcd w/o BarCode
CRU-31	Fine crushing - 70% <2mm
SPL-21	Split sample - riffle splitter
PUL-31	Pulverize split to 85% <75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Mg-AA62	Mg - Four Acid / AAS	AAS
Au-AA23	Au 30g FA-AA finish	AAS
ME-ICP81	ICP Fusion - Ore Grade	ICP-AES

To: CARDERO RESOURCES CORP.
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature: [signature]

L104081759 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 143
DATE RECEIVED: 2004-11-23 DATE FINALIZED: 2004-12-03
PROJECT: PAMPA PONGO

CERTIFICATE COMMENTS:Posible presencia de oro grueso en muestras 359355, 359356 y 359384 se obtuvieron resultados de (9.34, 1.63, 3.83ppm), (1.46, 0.30ppm) y (4.67ppm) respectivamente ademas de los reportados

PO NUMBER:
	Au-AA23	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	Mg-AA62
SAMPLE	Au	Al2O3	As	CaO	Co	Cr	Cu	Fe	Fe2O3	MgO	MnO	Ni	Pb	S	SiO2	TiO2	Zn	P2O5	MgO
DESCRIPTION	ppb	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%
359210	102	1	<0.01	2	0	<0.01	0	54	78	6	0	0	<0.01	0	7	0	0	0
359211	153	1	<0.01	4	0	<0.01	0	42	61	11	0	<0.005	<0.01	0	12	0	0	0
359212	93	1	<0.01	2	0	<0.01	0	41	58	15	0	<0.005	<0.01	0	14	0	0	0
359213	94	1	<0.01	2	0	<0.01	0	42	59	14	0	<0.005	<0.01	1	13	0	0	0
359214	163	1	<0.01	2	0	<0.01	0	46	65	14	0	<0.005	0	1	12	0	0	0
359215	219	1	<0.01	1	0	<0.01	0	42	60	15	0	0	<0.01	1	13	0	0	0
359216	147	1	<0.01	1	0	<0.01	0	43	61	14	0	<0.005	<0.01	0	12	0	0	0
359217	147	1	<0.01	1	0	<0.01	0	34	49	19	0	<0.005	<0.01	0	16	0	0	0
359218	83	1	<0.01	6	0	<0.01	0	23	33	22	0	<0.005	<0.01	0	18	0	0	0
359219	325	1	<0.01	3	0	<0.01	0	22	32	25	0	<0.005	<0.01	1	22	0	0	0
359220	69	1	<0.01	2	0	<0.01	0	30	43	20	0	<0.005	<0.01	1	18	0	0	0
359221	108	1	0	3	0	<0.01	0	32	45	18	0	<0.005	<0.01	0	18	0	0	0
359222	181	1	0	4	0	<0.01	0	28	40	20	0	<0.005	<0.01	1	20	0	0	0
359223	335	1	<0.01	4	0	<0.01	0	33	48	16	0	<0.005	<0.01	3	16	0	0	0
359224	159	2	0	9	0	<0.01	0	25	36	17	0	<0.005	<0.01	1	18	0	0	0
359225	436	1	0	11	0	<0.01	0	27	38	15	0	<0.005	<0.01	1	15	0	0	0
359226	903	1	0	8	0	<0.01	0	35	50	11	0	<0.005	<0.01	1	12	0	0	0
359227	196	1	0	7	0	<0.01	0	42	60	9	0	0	<0.01	0	9	0	0	0
359228	109	1	<0.01	3	0	<0.01	0	46	66	9	0	<0.005	<0.01	0	10	0	0	0
359229	96	1	<0.01	4	0	<0.01	0	39	55	14	0	<0.005	<0.01	0	14	0	0	0
359230	172	1	<0.01	2	0	<0.01	0	43	61	13	0	<0.005	<0.01	1	12	0	0	0
359231	98	1	<0.01	1	0	<0.01	0	51	73	9	0	<0.005	<0.01	1	8	0	0	0
359232	149	1	<0.01	6	0	0	0	40	58	11	0	0	<0.01	1	11	0	0	0
359233	222	1	<0.01	4	0	<0.01	0	47	67	9	0	<0.005	<0.01	2	9	0	0	0
359234	219	1	<0.01	4	0	<0.01	0	52	75	6	0	<0.005	<0.01	1	6	0	0	0
359235	63	1	<0.01	3	0	<0.01	0	49	70	10	0	<0.005	<0.01	0	9	0	0	0
359236	142	1	<0.01	3	0	<0.01	0	51	72	8	0	<0.005	<0.01	1	8	0	0	0
359237	130	1	<0.01	3	0	<0.01	0	42	59	12	0	<0.005	<0.01	1	12	0	0	0
359238	185	1	<0.01	10	0	<0.01	0	37	53	9	0	0	<0.01	1	7	0	0	0
359239	113	2	<0.01	3	0	0	0	37	52	14	0	<0.005	<0.01	1	15	0	0	0
359240	173	2	<0.01	5	0	<0.01	0	48	69	9	0	<0.005	<0.01	1	8	0	0	0
359241	398	1	0	5	0	<0.01	0	37	53	14	0	<0.005	0	2	13	0	0	0
359242	93	1	<0.01	2	0	<0.01	0	33	47	19	0	0	<0.01	1	18	0	0	0
359243	162	3	<0.01	2	0	0	0	24	34	20	0	<0.005	<0.01	1	22	0	0	0
359244	189	1	<0.01	1	0	<0.01	0	23	33	24	0	<0.005	<0.01	1	23	0	0	0
359245	85	3	<0.01	2	0	0	0	26	37	20	0	<0.005	<0.01	1	23	0	0	0
359246	57	3	0	2	0	0	0	23	33	22	0	<0.005	<0.01	1	24	0	0	0
359247	144	1	<0.01	0	0	<0.01	0	19	27	28	0	<0.005	<0.01	1	25	0	0	0
359248	90	2	<0.01	0	0	<0.01	0	30	43	21	0	0	<0.01	1	18	0	0	0
359249	145	1	<0.01	0	0	<0.01	0	30	43	20	0	<0.005	<0.01	2	18	0	0	0
359250	207	1	<0.01	0	0	<0.01	0	29	41	22	0	0	<0.01	1	19	0	0	0
359351	128	1	<0.01	3	0	<0.01	0	26	37	21	0	<0.005	<0.01	1	19	0	0	0
359352	145	1	0	1	0	<0.01	0	19	27	27	0	<0.005	<0.01	1	25	0	0	0
359353	74	1	<0.01	0	0	<0.01	0	19	28	28	0	<0.005	<0.01	1	25	0	0	0
359354	64	1	0	0	0	<0.01	0	21	30	>30.0	0	<0.005	<0.01	1	27	0	0	0	30
359355	2420	1	<0.01	1	0	<0.01	2	45	65	9	0	0	<0.01	4	8	0	0	0
359356	740	1	0	1	0	<0.01	0	36	52	16	0	0	<0.01	1	15	0	0	0
359357	1375	1	<0.01	1	0	<0.01	1	36	51	17	0	<0.005	<0.01	2	15	0	0	0
359358	107	0	<0.01	1	0	<0.01	0	18	25	28	0	0	<0.01	1	24	0	0	0
359359	432	1	<0.01	1	0	<0.01	0	25	35	24	0	0	<0.01	2	20	0	0	0
359360	132	1	<0.01	0	0	<0.01	0	27	39	23	0	0	<0.01	2	19	0	0	0
359361	363	1	0	1	0	<0.01	0	33	47	18	0	0	<0.01	1	16	0	0	0
359362	381	1	<0.01	4	0	<0.01	0	36	51	13	0	0	<0.01	2	11	0	0	0
359363	49	9	<0.01	13	0	0	0	12	17	14	0	<0.005	<0.01	0	31	1	0	0
359364	424	2	0	4	0	<0.01	0	35	49	14	0	<0.005	<0.01	1	17	0	0	0
359365	1845	1	<0.01	1	0	<0.01	0	30	43	20	0	<0.005	<0.01	2	17	0	0	0
359366	532	1	0	5	0	0	0	40	57	11	0	<0.005	<0.01	2	10	0	0	1
359367	102	1	<0.01	2	0	<0.01	0	26	37	20	0	0	<0.01	1	24	0	0	0
359368	221	1	<0.01	0	0	<0.01	0	24	35	24	0	<0.005	<0.01	2	22	0	0	0
359369	407	1	<0.01	1	0	<0.01	0	27	39	22	0	0	<0.01	2	20	0	0	0
359370	272	1	<0.01	1	0	<0.01	0	25	36	24	0	<0.005	<0.01	1	22	0	0	0
359371	544	1	0	4	0	<0.01	0	33	48	17	0	<0.005	<0.01	1	15	0	0	0
359372	187	1	<0.01	4	0	0	0	36	51	16	0	<0.005	<0.01	2	15	0	0	0
359373	170	4	0	5	0	0	0	31	44	14	0	<0.005	<0.01	2	21	0	0	0
359374	92	2	0	2	0	0	0	47	68	12	0	<0.005	<0.01	2	10	0	0	0
359375	485	2	<0.01	3	0	0	0	47	67	12	0	<0.005	<0.01	3	11	0	0	0
359376	146	1	<0.01	3	0	0	0	40	57	16	0	<0.005	<0.01	2	14	0	0	0
359377	137	1	0	4	0	0	0	41	59	17	0	<0.005	<0.01	2	15	0	0	0
359378	252	2	0	3	0	0	0	35	50	17	0	<0.005	<0.01	2	19	0	0	0
359379	127	2	<0.01	3	0	0	0	47	67	13	0	<0.005	<0.01	1	10	0	0	0
359380	139	1	0	2	0	0	0	46	66	15	0	<0.005	<0.01	3	13	0	0	0
359381	171	5	<0.01	4	0	0	0	32	46	12	0	<0.005	<0.01	2	24	0	0	0
359382	166	1	<0.01	1	0	<0.01	0	40	58	16	0	<0.005	<0.01	2	15	0	0	0
359383	205	1	0	3	0	<0.01	0	38	54	16	0	<0.005	<0.01	1	15	0	0	0
359384	2750	1	<0.01	6	0	<0.01	2	40	57	12	0	<0.005	<0.01	5	8	0	0	0
359385	354	2	0	1	0	<0.01	0	48	69	11	0	<0.005	<0.01	2	9	0	0	0
359386	128	2	<0.01	1	0	<0.01	0	53	75	9	0	<0.005	<0.01	2	7	0	0	0
359387	258	2	<0.01	1	0	0	0	55	78	8	0	<0.005	<0.01	2	5	0	0	0
359388	179	2	0	2	0	<0.01	0	55	79	8	0	<0.005	<0.01	2	5	0	0	0
359389	121	1	<0.01	1	0	0	0	48	69	12	0	<0.005	<0.01	2	10	0	0	0
359390	384	1	<0.01	1	0	0	0	41	59	15	0	<0.005	<0.01	2	13	0	0	0
359391	200	1	0	1	0	0	0	42	59	15	0	<0.005	<0.01	2	13	0	0	0
359392	175	1	<0.01	3	0	0	0	27	38	22	0	<0.005	<0.01	1	19	0	0	0
359393	60	1	<0.01	1	0	<0.01	0	31	44	21	0	<0.005	<0.01	1	18	0	0	0
359394	124	1	0	2	0	<0.01	0	39	56	16	0	<0.005	<0.01	2	13	0	0	0
359395	68	1	<0.01	3	0	<0.01	0	37	53	17	0	<0.005	<0.01	1	14	0	0	0
359396	107	1	0	2	0	0	0	49	70	11	0	<0.005	<0.01	3	9	0	0	0
359397	190	1	<0.01	2	0	0	0	45	65	12	0	<0.005	<0.01	2	11	0	0	0
359398	49	1	0	2	0	<0.01	0	47	67	12	0	<0.005	<0.01	1	11	0	0	0
359399	72	1	<0.01	5	0	0	0	43	61	12	0	<0.005	<0.01	2	12	0	0	0
359400	67	1	0	5	0	<0.01	0	42	60	11	0	<0.005	<0.01	3	12	0	0	0
359401	55	2	0	5	0	0	0	29	42	17	0	<0.005	<0.01	2	21	0	<0.01	0
359402	107	3	0	4	0	0	0	35	50	14	0	<0.005	<0.01	3	18	0	0	0
359403	98	3	0	3	0	0	0	38	55	13	0	<0.005	<0.01	4	17	0	0	0
359404	16	10	0	6	0	0	0	11	16	13	0	<0.005	<0.01	2	41	0	0	0
359405	7	15	0	6	<0.002	0	0	4	5	12	0	<0.005	<0.01	0	49	1	0	0
359406	26	13	0	3	0	0	0	8	11	14	0	<0.005	<0.01	4	42	1	0	0
359407	31	2	0	1	0	<0.01	0	47	68	10	0	<0.005	<0.01	2	12	0	0	0
359408	50	1	<0.01	1	0	0	0	52	74	8	0	<0.005	<0.01	5	7	0	0	0
359409	90	3	<0.01	0	0	0	0	47	67	9	0	<0.005	<0.01	15	10	0	0	0
359410	9	12	1	6	0	0	0	5	7	4	0	<0.005	<0.01	2	55	1	0	0
359414	5	9	0	9	0	0	0	12	17	13	0	<0.005	<0.01	0	41	0	0	1
359415	<5	13	<0.01	8	<0.002	0	<0.005	7	9	10	0	<0.005	<0.01	0	49	0	0	0
359416	6	12	0	9	<0.002	0	<0.005	8	12	10	0	<0.005	<0.01	0	44	0	0	1
359417	<5	12	<0.01	10	<0.002	0	<0.005	10	14	9	0	<0.005	<0.01	0	45	0	0	1
359418	<5	12	<0.01	8	0	<0.01	<0.005	11	16	9	0	<0.005	<0.01	0	42	0	<0.01	0
359419	<5	12	<0.01	8	0	0	<0.005	10	14	11	0	<0.005	<0.01	0	41	0	<0.01	0
359420	<5	12	<0.01	10	<0.002	0	<0.005	10	14	10	0	<0.005	<0.01	0	43	0	<0.01	0
359421	33	8	0	9	0	0	0	12	18	13	0	0	<0.01	0	34	0	<0.01	1
359422	12	7	0	13	0	0	0	28	39	16	0	0	<0.01	0	40	0	0	2
359423	5	8	<0.01	7	0	0	<0.005	23	33	11	0	<0.005	<0.01	0	32	0	0	1
359424	<5	2	0	10	0	<0.01	0	33	47	10	0	0	<0.01	0	22	0	0	2
359425	<5	1	<0.01	10	0	0	0	32	46	10	0	0	<0.01	0	22	0	<0.01	2
359426	8	5	0	11	0	0	0	26	37	9	0	<0.005	<0.01	0	26	0	0	1
359427	<5	1	0	12	0	0	0	38	54	7	0	0	<0.01	0	15	0	<0.01	3
359428	<5	1	0	12	0	<0.01	0	32	45	8	0	<0.005	<0.01	0	16	0	<0.01	1
359429	<5	1	<0.01	12	0	<0.01	0	35	50	8	0	<0.005	<0.01	0	19	0	<0.01	4
359430	<5	2	<0.01	10	0	<0.01	0	37	53	7	0	<0.005	<0.01	0	18	0	0	2
359431	<5	6	<0.01	13	0	0	0	18	26	9	0	<0.005	<0.01	0	33	0	0	1
359432	<5	12	<0.01	11	<0.002	0	<0.005	11	16	8	0	<0.005	<0.01	0	43	0	0	0
359433	<5	14	0	11	<0.002	<0.01	0	7	9	7	0	0	0	0	50	0	0	0
359434	<5	14	<0.01	15	<0.002	0	<0.005	5	8	6	0	<0.005	<0.01	<0.01	49	0	0	0
359435	<5	8	0	11	0	0	0	25	36	6	0	<0.005	<0.01	0	30	0	0	1
359436	<5	12	0	12	<0.002	0	<0.005	12	17	6	0	<0.005	<0.01	<0.01	45	0	0	1
359437	5	9	0	12	0	0	<0.005	22	32	6	0	<0.005	<0.01	0	34	0	0	1
359438	<5	8	<0.01	11	0	<0.01	0	23	34	6	0	<0.005	<0.01	0	34	0	0	1
359439	<5	12	<0.01	12	<0.002	<0.01	<0.005	11	16	6	0	<0.005	<0.01	0	42	0	0	1
359440	12	9	0	11	0	0	0	20	29	6	0	<0.005	<0.01	0	35	0	0	1
359441	6	9	0	13	0	0	<0.005	16	23	6	0	<0.005	<0.01	0	37	0	0	1
359442	9	13	<0.01	13	0	0	<0.005	10	14	6	0	<0.005	<0.01	0	46	0	0	1
359443	5	13	<0.01	11	0	<0.01	<0.005	9	13	6	0	<0.005	<0.01	0	45	0	0	1
359444	<5	13	0	8	0	0	0	11	15	6	0	<0.005	<0.01	0	48	0	0	1
359445	5	11	<0.01	11	<0.002	<0.01	0	11	16	6	0	<0.005	<0.01	0	44	0	0	1
359446	6	8	<0.01	10	0	<0.01	<0.005	25	35	6	0	<0.005	<0.01	<0.01	32	0	0	1
359447	5	5	<0.01	14	0	<0.01	0	23	33	7	0	0	<0.01	<0.01	32	0	0	2
359448	<5	9	<0.01	11	0	<0.01	0	19	28	6	0	0	<0.01	<0.01	37	0	0	1
359449	<5	12	<0.01	13	0	<0.01	<0.005	9	13	6	0	<0.005	<0.01	<0.01	46	0	0	1
359450	<5	11	<0.01	15	<0.002	<0.01	<0.005	10	14	6	0	<0.005	<0.01	0	44	0	0	1
359451	5	14	<0.01	13	<0.002	<0.01	<0.005	5	7	5	0	<0.005	<0.01	<0.01	51	0	0	0
359452	6	13	<0.01	12	<0.002	<0.01	0	9	13	6	0	<0.005	<0.01	<0.01	48	0	0	1
359453	<5	12	<0.01	10	<0.002	<0.01	<0.005	11	16	5	0	<0.005	<0.01	<0.01	45	0	0	0
359454	5	4	<0.01	11	0	<0.01	<0.005	34	48	5	0	0	<0.01	<0.01	24	0	0	2
359455	5	4	<0.01	21	0	<0.01	0	17	25	8	0	0	<0.01	0	29	0	<0.01	4

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1 Canada
Phone: 604 984 0221 Fax: 604 984 0218

CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalized Date: 26-OCT-2004
Account: TBZ

CERTIFICATE LI04070408

Project: PAMPA PONGO

P.O. No.: CARTA DEL 06-OCT-2004

This report is for 16 Drill Core samples submitted to our lab in Lima, Peru on 11-OCT-2004.

The following have access to data associated with this certificate:

GARY BELIK	BRIAN MEYER	HENK VAN ALPHEN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-22	Sample login - Rcd w/o BarCode
CRU-31	Fine crushing - 70% <2mm
SPL-21	Split sample - riffle splitter
PUL-31	Pulverize split to 85% <75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Au-AA23	Au 30g FA-AA finish	AAS
ME-ICP81	ICP Fusion - Ore Grade	ICP-AES

To: **CARDERO RESOURCES CORP.**
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature: [signature]

L104070408 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 16
DATE RECEIVED: 2004-10-11 DATE FINALIZED: 20054-10-26
PROJECT: PAMPA PONGO
CERTIFICATE COMMENTS:
PO NUMBER: CARTA DEL 06-OCT-2004
	Au-AA23	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81
SAMPLE	Au	Al2O3	As	CaO	Co	Cr	Cu	Fe	Fe2O3	MgO	MnO	Ni	Pb	S	SiO2	TiO2	Zn	P2O5
DESCRIPTION	ppb	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%
359131	87	3	0	4	0	0	0	41	58	10	0	<0.005	<0.01	3	14	0	0	0
359132	262	1	<0.01	6	0	<0.01	0	49	70	7	0	<0.005	<0.01	3	5	0	0	0
359133	92	2	<0.01	2	0	0	0	52	74	9	0	<0.005	<0.01	3	7	0	0	0
359134	150	3	<0.01	5	0	0	0	38	54	13	0	<0.005	<0.01	2	14	0	0	0
359135	178	2	0	6	0	0	0	37	53	13	0	<0.005	<0.01	2	13	0	0	0
359136	71	5	<0.01	7	0	0	0	21	30	19	0	<0.005	<0.01	2	23	0	0	0
359137	<5	13	<0.01	4	<0.002	0	0	4	6	15	0	<0.005	<0.01	0	47	1	<0.01	0
359138	71	4	<0.01	8	0	0	0	22	32	18	0	<0.005	<0.01	1	23	0	0	0
359139	66	4	<0.01	9	0	0	0	26	37	15	0	<0.005	<0.01	2	19	0	0	0
359140	54	4	<0.01	12	0	0	0	23	33	14	0	<0.005	<0.01	1	20	0	0	0
359141	45	6	<0.01	9	0	0	0	11	16	23	0	<0.005	<0.01	0	26	0	0	0
359142	29	10	<0.01	9	0	0	0	9	13	16	0	<0.005	<0.01	0	36	1	0	0
359143	136	8	<0.01	6	0	0	0	20	29	14	0	<0.005	<0.01	0	29	1	0	0
359144	<5	14	<0.01	4	0	0	0	5	7	8	0	0	<0.01	<0.01	52	1	0	0
359208	126	6	0	23	0	0	0	17	25	4	0	<0.005	<0.01	2	34	0	0	0
359209	122	8	0	23	0	0	0	12	18	4	0	<0.005	<0.01	2	40	0	0	0

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1 Canada
Phone: 604 984 0221 Fax: 604 984 0218

CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalized D. 27-OCT-2004
This copy reported on 28-OCT-2004
Account: TBZ

CERTIFICATE LI04070407

Project: PAMPA PONGO
P.O. No.: CARTA DEL 06-OCT-2004
This report is for 59 Drill Core samples submitted to our lab in Lima, Peru on 11-OCT-2004.

The following have access to data associated with this certificate:

GARY BELIK	BRIAN MEYER	HENK VAN ALPHEN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-22	Sample login - Rcd w/o BarCode
CRU-31	Fine crushing - 70% <2mm
SPL-21	Split sample - riffle splitter
PUL-31	Pulverize split to 85% <75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Au-AA23	Au 30g FA-AA finish	AAS
ME-ICP41	34 Element Aqua Regia ICP-AES	ICP-AES

To: **CARDERO RESOURCES CORP.**
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature: [signature]

L104070407 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 59
DATE RECEIVED: 2004-10-11 DATE FINALIZED: 2004-10-27
PROJECT: PAMPA PONGO
CERTIFICATE COMMENTS:
PO NUMBER:CARTA DEL 06-OCT-2004
	Au-AA23	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41
SAMPLE	Au	Ag	Al	As	B	Ba	Be	Bi	Ca	Cd	Co	Cr	Cu	Fe	Ga	Hg	K	La	Mg	Mn	Mo	Na	Ni	P	Pb	S	Sb	Sc	Sr	Ti	Tl	U	V	W	Zn
DESCRIPTION	ppb	ppm	%	ppm	ppm	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	%	ppm	ppm	%	ppm	%	ppm	ppm	%	ppm	ppm	ppm	%	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	ppm
359146	5	0	4	258	10	70	1	<2	5	5	14	12	82	4	10	1	0	20	1	1240	3	0	13	1130	104	1	5	8	69	0	<10	<10	62	<10	1330
359147	<5	0	3	43	<10	40	1	<2	0	2	20	21	49	5	10	<1	0	20	1	589	1	0	31	880	43	0	2	3	14	0	<10	<10	35	<10	499
359148	<5	0	4	42	<10	30	1	<2	1	<0.5	20	20	54	6	10	1	0	10	1	819	1	0	29	870	15	0	<2	5	21	0	<10	<10	59	<10	228
359149	<5	0	3	138	<10	30	1	<2	0	1	18	20	44	5	10	1	0	30	1	454	1	0	28	1040	37	0	3	2	8	0	<10	<10	24	<10	285
359150	<5	<0.2	4	48	<10	50	1	<2	1	<0.5	22	18	68	5	10	1	0	20	1	587	1	0	27	760	14	0	3	5	28	0	<10	<10	58	<10	140
359151	<5	<0.2	3	83	<10	90	1	<2	1	<0.5	16	14	61	5	10	<1	1	10	1	328	1	0	20	720	21	0	4	7	36	0	<10	<10	67	<10	108
359152	<5	<0.2	4	104	<10	120	1	<2	3	<0.5	16	10	140	4	10	1	1	10	1	534	1	0	9	880	6	0	3	12	71	0	<10	<10	108	<10	29
359153	10	0	3	34	10	80	1	<2	2	<0.5	26	16	227	4	10	1	1	10	2	557	5	0	20	950	4	1	3	10	45	0	<10	<10	108	<10	45
359154	<5	<0.2	3	20	10	80	1	<2	2	<0.5	13	7	17	4	10	<1	0	30	2	1185	<1	0	13	1080	8	0	<2	12	32	0	<10	<10	146	<10	93
359155	<5	<0.2	2	21	10	100	<0.5	<2	2	<0.5	10	4	19	4	10	1	0	<10	2	1295	<1	0	7	980	9	0	3	12	16	0	<10	<10	132	<10	78
359156	<5	<0.2	3	18	10	120	<0.5	<2	1	<0.5	9	4	126	5	10	<1	1	10	2	963	<1	0	6	1060	<2	0	3	16	32	0	<10	<10	186	<10	71
359157	<5	<0.2	2	21	<10	20	<0.5	<2	2	<0.5	10	4	19	3	10	<1	0	10	2	1515	<1	0	6	950	12	0	2	12	17	0	<10	<10	118	<10	118
359158	<5	<0.2	3	5	10	190	<0.5	<2	1	<0.5	6	4	89	4	10	<1	1	<10	2	659	<1	0	5	1010	8	0	<2	15	33	0	<10	<10	178	<10	74
359159	<5	<0.2	2	11	10	40	<0.5	<2	1	<0.5	16	6	37	4	10	1	0	<10	2	1325	1	0	7	980	12	0	2	13	29	0	<10	<10	152	<10	120
359160	<5	<0.2	2	33	10	20	1	<2	3	<0.5	23	5	73	4	10	<1	0	10	2	1635	<1	0	6	900	9	0	<2	12	21	0	<10	<10	117	<10	122
359161	<5	<0.2	3	15	10	140	1	<2	2	<0.5	9	9	84	5	10	1	1	<10	2	1300	<1	0	9	760	11	0	3	14	43	0	<10	<10	143	<10	122
359162	5	<0.2	2	6	10	70	1	<2	1	<0.5	7	13	40	3	10	<1	1	<10	2	1315	<1	0	6	820	10	0	<2	9	35	0	<10	<10	94	<10	118
359163	<5	<0.2	4	6	10	270	1	<2	1	<0.5	10	10	27	5	10	1	2	<10	2	467	<1	0	10	770	5	0	2	9	53	0	<10	<10	160	<10	28
359164	<5	<0.2	3	2	10	220	<0.5	<2	1	<0.5	9	9	32	4	10	<1	1	<10	2	656	<1	0	8	740	4	0	<2	10	47	0	<10	<10	142	<10	42
359165	7	<0.2	3	24	10	130	1	<2	2	<0.5	7	9	70	5	10	<1	1	<10	2	627	<1	0	17	980	<2	0	<2	9	53	0	<10	<10	104	<10	33
359166	5	<0.2	4	16	<10	240	1	<2	2	<0.5	18	7	176	5	10	1	2	10	2	499	<1	0	6	1260	4	0	3	15	38	0	<10	<10	128	<10	21
359167	<5	<0.2	4	9	<10	360	<0.5	<2	1	<0.5	30	13	17	6	10	<1	2	10	2	522	<1	0	12	960	<2	0	<2	12	34	0	<10	<10	159	<10	26
359168	<5	<0.2	3	9	<10	250	<0.5	<2	1	<0.5	20	6	74	5	10	<1	2	10	2	544	<1	0	6	790	<2	0	<2	10	48	0	<10	<10	138	<10	31
359169	6	<0.2	2	8	<10	60	<0.5	<2	1	<0.5	8	8	82	4	10	<1	1	<10	2	522	<1	0	4	600	3	0	<2	9	31	0	<10	<10	126	<10	31
359170	7	<0.2	2	37	10	10	1	<2	2	<0.5	3	14	25	4	<10	1	0	710	1	661	<1	0	10	760	2	0	2	8	27	0	<10	<10	90	<10	24
359171	<5	<0.2	2	27	10	20	1	<2	2	<0.5	21	25	27	3	10	<1	1	150	1	482	<1	0	16	880	<2	0	<2	9	19	0	<10	<10	82	<10	12
359172	<5	<0.2	5	15	<10	130	1	<2	1	<0.5	15	40	77	5	10	1	2	20	2	414	1	0	24	900	2	0	2	12	41	0	<10	<10	102	<10	21
359173	<5	<0.2	4	11	<10	120	1	<2	1	<0.5	16	39	89	4	10	<1	2	10	2	426	<1	0	22	820	<2	0	<2	11	47	0	<10	<10	99	<10	22
359174	18	<0.2	4	4	<10	130	1	<2	1	<0.5	10	33	857	4	10	1	2	10	1	284	<1	0	19	690	<2	0	2	8	51	0	<10	<10	78	<10	18
359175	8	<0.2	4	14	<10	140	1	<2	1	<0.5	12	43	86	4	10	<1	2	20	1	302	<1	0	23	850	<2	0	2	10	58	0	<10	<10	97	<10	16
359176	<5	<0.2	4	106	<10	150	1	<2	1	<0.5	14	47	90	4	10	<1	2	20	2	247	2	0	25	900	2	0	2	13	52	0	<10	<10	113	<10	13
359177	<5	<0.2	2	10	10	20	<0.5	<2	2	<0.5	5	48	4	2	10	<1	0	10	2	593	<1	0	19	1160	6	0	3	6	46	0	<10	<10	77	<10	48
359178	<5	<0.2	2	13	10	10	<0.5	<2	2	<0.5	4	39	6	2	10	<1	0	10	2	863	<1	0	8	1130	6	0	<2	7	32	0	<10	<10	62	<10	68
359179	<5	<0.2	2	15	10	10	1	<2	2	<0.5	7	46	3	2	10	<1	0	<10	2	1125	<1	0	12	1080	<2	0	<2	8	22	0	<10	<10	72	<10	104
359180	<5	<0.2	3	16	10	10	1	<2	2	<0.5	5	49	7	3	10	1	0	<10	3	1175	1	0	13	1090	2	0	2	9	20	0	<10	<10	84	<10	97
359181	<5	<0.2	3	16	10	50	1	<2	2	<0.5	15	45	70	4	10	1	1	10	2	695	1	0	14	1080	<2	0	2	13	32	0	<10	<10	96	<10	43
359182	<5	0	5	25	10	70	1	<2	2	<0.5	13	36	71	5	10	1	2	10	2	320	<1	0	21	840	17	0	<2	15	60	0	<10	<10	112	<10	61
359183	8	<0.2	4	24	<10	60	1	<2	1	<0.5	20	38	136	5	10	1	2	10	2	365	<1	0	17	980	3	0	2	15	38	0	<10	<10	124	<10	30
359184	8	<0.2	3	10	<10	50	1	<2	1	<0.5	10	41	91	3	10	<1	1	20	2	378	1	0	20	930	4	0	4	12	29	0	<10	<10	97	<10	23
359185	<5	<0.2	1	6	<10	10	<0.5	<2	1	<0.5	7	21	27	3	10	<1	0	10	1	442	<1	0	7	760	<2	0	3	7	19	0	<10	<10	64	<10	15
359188	927	0	1	26	<10	20	<0.5	<2	2	<0.5	220	8	28	13	<10	2	0	10	1	575	8	0	15	860	2	9	4	7	13	0	<10	<10	57	40	8
359189	37	<0.2	3	3	10	20	1	<2	3	<0.5	18	27	56	4	10	1	1	20	2	748	<1	0	17	870	3	0	<2	9	18	0	<10	<10	86	<10	13
359190	13	<0.2	3	7	10	30	1	<2	3	<0.5	17	25	129	4	10	<1	1	30	2	649	<1	0	16	970	<2	0	<2	11	19	0	<10	<10	91	<10	13
359191	2060	0	2	7	10	50	1	<2	3	<0.5	24	5	477	5	10	<1	0	10	2	1600	3	0	10	920	2	0	<2	11	37	0	<10	<10	110	10	40
359192	919	<0.2	2	7	10	20	2	<2	2	<0.5	126	8	472	22	10	2	0	10	1	596	15	0	20	920	3	0	5	6	62	0	<10	<10	81	10	14
359193	874	0	2	4	10	20	1	<2	4	<0.5	128	15	100	5	10	<1	0	10	1	857	23	0	10	1140	3	0	3	6	63	0	<10	<10	49	<10	24
359194	2190	0	2	9	10	10	1	<2	4	<0.5	158	8	1500	8	10	<1	0	30	1	814	3	0	19	990	4	0	3	7	86	0	<10	<10	55	<10	26
359195	955	0	3	4	10	40	1	<2	2	<0.5	26	29	1115	4	10	1	1	30	2	833	1	0	20	870	6	0	3	8	46	0	<10	<10	80	<10	30
359196	512	<0.2	2	4	10	20	1	<2	5	<0.5	35	5	400	6	10	1	0	20	2	1070	1	0	7	1360	<2	0	3	12	34	0	<10	<10	84	10	17
359197	263	0	2	7	10	10	3	<2	3	<0.5	52	7	876	36	<10	1	0	10	1	678	8	0	10	970	<2	1	<2	5	46	0	<10	<10	77	<10	19
359198	21	<0.2	3	4	10	20	1	<2	2	<0.5	18	24	66	5	10	1	1	20	2	549	<1	0	13	980	4	1	2	8	23	0	<10	<10	83	<10	26
359199	6	<0.2	3	2	10	30	1	<2	2	<0.5	8	23	31	4	10	<1	1	20	2	562	<1	0	14	960	2	0	2	7	35	0	<10	<10	79	<10	20
359200	12	<0.2	4	5	10	40	1	<2	2	<0.5	12	34	69	4	10	1	2	20	2	504	<1	0	21	1020	4	0	3	10	30	0	<10	<10	106	<10	31
359201	8	<0.2	3	5	10	40	1	<2	2	<0.5	14	32	73	4	10	<1	1	20	2	577	<1	0	22	900	2	0	2	8	22	0	<10	<10	85	<10	34
359202	7	<0.2	4	13	10	70	1	<2	2	<0.5	20	39	96	5	10	<1	2	20	2	505	<1	0	22	880	2	1	3	9	29	0	<10	<10	96	<10	36
359203	5	<0.2	4	13	10	60	1	<2	2	<0.5	15	42	166	4	10	1	2	30	2	520	<1	0	18	840	<2	0	<2	9	22	0	<10	<10	90	<10	34
359204	5	0	3	26	10	60	1	<2	1	<0.5	14	29	35	4	10	<1	2	20	1	518	<1	0	20	790	23	0	<2	9	14	0	<10	<10	76	<10	187
359205	<5	0	4	28	10	100	1	<2	1	<0.5	16	31	99	5	10	1	2	20	1	595	<1	0	20	810	28	0	3	10	21	0	<10	<10	88	<10	166
359206	5	<0.2	3	29	10	70	1	<2	1	<0.5	9	29	79	4	10	<1	2	20	1	537	2	0	17	810	14	0	3	10	21	0	<10	<10	82	<10	166

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1 Canada
Phone: 604 984 0221 Fax: 604 984 0218

CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalized D 13-OCT-2004
Account: TBZ

CERTIFICATE LI04067470

Project: PAMPA PONGO
P.O. No.: CARTA DEL 25-SET-2004
This report is for 98 Drill Core samples submitted to our lab in Lima, Peru on 29-SEP-2004.
The following have access to data associated with this certificate:

GARY BELIK	BRIAN MEYER	HENK VAN ALPHEN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-22	Sample login - Rcd w/o BarCode
CRU-31	Fine crushing - 70% <2mm
SPL-21	Split sample - riffle splitter
PUL-31	Pulverize split to 85% <75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Au-AA23	Au 30g FA-AA finish	AAS
ME-ICP41	34 Element Aqua Regia ICP-AES	ICP-AES

To: **CARDERO RESOURCES CORP.**
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

L104067470 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 98
DATE RECEIVED: 2004-09-29 DATE FINALIZED: 2004-10-13
PROJECT: PAMPA PONGO
CERTIFICATE COMMENTS:
PO NUMBER: CARTA DEL 25-SET-2004

	Au-AA23	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41
SAMPLE	Au	Ag	Al	As	B	Ba	Be	Bi	Ca	Cd	Co	Cr	Cu	Fe	Ga	Hg	K	La	Mg	Mn	Mo	Na	Ni	P	Pb	S	Sb	Sc	Sr	Ti	Tl	U	V	W	Zn
DESCRIPTION	ppb	ppm	%	ppm	ppm	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	%	ppm	ppm	%	ppm	%	ppm	ppm	%	ppm	ppm	ppm	%	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	ppm
359030	<5	<0.2	2	7	10	20	3	<2	1	<0.5	3	3	10	2	<10	<1	1	10	1	158	<1	0	4	150	4	0	2	1	27	0	<10	<10	7	<10	16
359031	17	<0.2	3	20	10	70	2	<2	2	<0.5	43	24	48	6	10	<1	1	10	2	470	2	0	9	960	16	4	4	13	59	0	<10	<10	135	<10	39
359032	230	0	2	27	10	60	1	<2	1	1	140	20	3800	10	10	1	1	10	2	428	3	0	16	820	30	8	3	9	23	0	<10	<10	118	<10	130
359033	6	<0.2	2	17	10	70	1	<2	2	<0.5	19	23	40	5	10	<1	1	10	2	417	1	0	13	980	4	1	4	12	37	0	<10	<10	132	<10	26
359034	14	<0.2	2	15	10	50	1	<2	1	<0.5	36	21	39	5	10	<1	1	10	1	313	1	0	12	940	10	2	3	8	31	0	<10	<10	115	<10	35
359035	93	<0.2	3	29	10	60	1	<2	1	<0.5	25	22	222	4	10	1	1	10	2	322	<1	0	11	990	9	2	5	10	47	0	<10	<10	131	<10	80
359036	31	<0.2	2	25	10	50	1	<2	1	1	62	23	49	5	10	1	1	10	1	347	2	0	17	920	17	3	4	8	37	0	<10	<10	106	<10	78
359037	15	<0.2	2	25	10	50	1	<2	1	<0.5	70	22	30	5	10	<1	0	10	1	301	2	0	14	920	12	2	4	7	42	0	<10	<10	103	<10	63
359038	11	<0.2	2	21	10	50	1	<2	1	<0.5	47	23	30	5	10	<1	1	10	2	321	1	0	15	910	10	1	4	8	44	0	<10	<10	110	<10	61
359039	18	<0.2	2	49	10	50	1	3	1	1	206	23	157	11	10	<1	1	<10	2	317	2	0	40	810	66	9	2	7	39	0	<10	<10	107	<10	201
359040	5	<0.2	3	18	10	50	1	<2	1	<0.5	48	26	24	5	10	1	1	10	2	313	1	0	17	900	16	2	4	8	48	0	<10	<10	121	<10	55
359041	<5	<0.2	3	15	10	50	1	<2	1	<0.5	19	28	21	5	10	1	1	10	2	348	1	0	14	920	11	1	3	8	48	0	<10	<10	131	<10	47
359042	14	<0.2	2	40	10	60	1	<2	1	<0.5	74	28	63	7	10	<1	1	10	2	320	1	0	15	900	20	4	4	9	30	0	<10	<10	126	<10	91
359043	20	<0.2	3	41	10	70	1	<2	1	<0.5	34	31	140	7	10	<1	1	10	2	267	3	0	16	950	11	4	4	11	34	0	<10	<10	147	<10	43
359044	<5	<0.2	3	23	10	100	1	2	1	<0.5	22	30	114	7	10	<1	2	10	3	276	2	0	14	940	<2	2	2	10	36	0	<10	<10	150	<10	17
359045	48	<0.2	3	190	10	30	2	<2	1	<0.5	67	25	1750	8	10	<1	1	10	2	240	5	0	12	860	9	6	5	10	49	0	<10	<10	115	10	54
359046	<5	<0.2	3	15	10	70	1	<2	2	<0.5	32	24	164	6	10	<1	2	10	2	283	3	0	16	1020	3	1	3	10	62	0	<10	<10	144	<10	24
359047	<5	<0.2	3	18	10	60	1	<2	1	<0.5	46	25	48	6	10	1	1	10	2	271	2	0	18	1000	3	2	3	10	50	0	<10	<10	146	<10	21
359048	<5	<0.2	4	21	10	60	1	<2	2	<0.5	43	24	71	6	10	<1	2	10	2	298	2	0	17	940	2	1	<2	10	66	0	<10	<10	144	<10	26
359049	<5	<0.2	4	15	10	60	2	<2	2	<0.5	17	25	16	5	10	1	2	10	2	306	2	0	15	990	3	0	3	10	57	0	<10	<10	153	<10	18
359050	<5	<0.2	4	12	20	50	2	<2	2	<0.5	25	24	24	6	10	1	2	10	3	276	1	0	17	970	4	1	3	11	61	0	<10	<10	149	<10	19
359051	7	<0.2	2	64	10	40	1	2	1	<0.5	302	19	243	11	10	<1	1	<10	1	239	3	0	41	880	9	10	4	7	33	0	<10	<10	115	<10	32
359052	<5	<0.2	3	32	10	50	1	3	1	<0.5	72	124	282	8	10	<1	2	<10	2	307	2	0	35	600	9	5	3	10	47	0	<10	<10	145	<10	39
359053	21	<0.2	2	83	10	30	1	4	1	1	160	125	3490	14	10	<1	1	<10	1	329	4	0	37	420	11	10	<2	7	23	0	<10	<10	112	<10	62
359054	19	<0.2	2	49	10	40	1	3	2	<0.5	144	108	1610	10	10	1	0	<10	1	548	7	0	30	510	15	8	4	7	101	0	<10	<10	101	<10	72
359055	6	<0.2	2	93	10	40	1	2	1	<0.5	71	68	319	6	10	<1	0	<10	1	259	3	0	14	1050	5	5	4	9	65	0	<10	<10	103	<10	33
359056	<5	<0.2	4	17	10	20	2	<2	2	<0.5	14	9	36	3	10	1	1	10	1	177	2	0	9	2010	5	1	5	11	56	0	<10	<10	115	<10	14
359057	<5	<0.2	2	69	10	30	2	<2	2	<0.5	53	8	140	5	10	2	1	10	1	192	2	0	8	1690	7	3	6	11	51	0	<10	<10	112	<10	27
359058	<5	<0.2	2	26	10	40	2	<2	2	<0.5	29	7	79	5	10	2	1	10	1	276	3	0	12	1800	8	2	7	7	51	1	<10	<10	108	<10	33
359059	<5	<0.2	2	31	10	30	1	2	2	<0.5	32	7	89	6	10	1	0	10	1	273	4	0	9	1750	5	3	7	7	46	0	<10	<10	101	<10	23
359060	20	<0.2	2	56	<10	30	1	3	1	<0.5	121	7	319	9	10	<1	0	10	1	178	5	0	13	1430	6	10	4	7	47	0	<10	<10	82	<10	33
359061	<5	<0.2	2	21	10	30	1	<2	2	<0.5	8	13	77	3	10	1	1	10	1	249	2	0	7	1320	6	1	7	6	51	0	<10	<10	68	<10	28
359062	<5	<0.2	2	16	10	30	2	<2	1	<0.5	11	13	32	4	10	<1	1	10	1	242	1	0	12	1440	7	2	5	8	60	0	<10	<10	83	<10	18
359063	<5	<0.2	2	12	<10	30	2	<2	1	<0.5	3	11	19	4	10	1	1	10	1	246	1	0	9	1410	2	1	3	7	56	0	<10	<10	85	<10	12
359064	<5	<0.2	2	13	<10	30	2	<2	1	<0.5	5	20	40	4	10	<1	1	10	1	273	1	0	8	1450	4	1	4	6	48	0	10	<10	82	<10	13
359065	<5	<0.2	3	12	<10	30	2	<2	2	<0.5	13	13	56	4	10	1	1	10	1	257	1	0	8	1440	2	1	6	7	73	0	<10	<10	86	<10	18
359066	<5	<0.2	2	19	<10	30	1	<2	2	<0.5	9	11	62	4	10	<1	1	10	1	278	1	0	7	1420	<2	1	6	7	60	0	<10	<10	84	<10	16
359067	<5	<0.2	3	14	<10	30	2	<2	2	<0.5	1	23	13	3	10	<1	1	10	2	244	1	0	10	1550	2	1	5	10	68	0	<10	<10	100	<10	10
359068	5	<0.2	3	39	<10	30	2	<2	2	<0.5	15	13	37	5	10	<1	1	10	1	265	2	0	10	1510	3	3	5	7	76	0	<10	<10	95	<10	21
359069	<5	<0.2	3	17	<10	20	2	<2	2	<0.5	5	12	12	4	10	<1	1	10	1	246	1	0	6	1430	<2	1	3	6	65	0	<10	<10	82	<10	12
359070	<5	<0.2	3	36	<10	30	2	<2	2	<0.5	11	25	12	5	10	<1	1	10	1	255	2	0	9	1480	2	2	4	8	68	0	<10	<10	95	<10	31
359071	<5	<0.2	3	15	<10	20	2	<2	2	<0.5	1	13	9	3	10	<1	1	10	1	188	1	0	7	1430	4	1	4	8	61	0	<10	<10	87	<10	12
359072	<5	<0.2	3	33	<10	20	2	<2	2	<0.5	3	12	16	4	10	1	1	10	1	188	1	0	7	1560	3	2	8	8	58	0	<10	<10	78	<10	11
359073	<5	<0.2	3	19	<10	20	2	<2	2	<0.5	2	19	16	4	10	<1	1	10	1	181	1	0	8	1590	<2	1	5	10	66	0	<10	<10	93	20	10
359074	<5	<0.2	3	29	<10	30	2	<2	2	<0.5	3	12	13	4	10	<1	1	10	1	227	2	0	9	1480	2	2	6	7	78	0	<10	<10	88	<10	20
359075	<5	<0.2	3	26	<10	30	1	<2	2	<0.5	20	11	11	5	10	<1	1	10	2	249	3	0	13	1360	2	3	4	6	73	0	<10	<10	85	<10	19
359076	<5	<0.2	2	15	<10	30	2	<2	2	<0.5	4	18	13	3	10	<1	1	10	1	256	3	0	10	1510	2	1	4	8	64	0	<10	<10	91	<10	16
359077	<5	<0.2	2	20	<10	30	1	<2	2	<0.5	24	10	22	4	10	<1	0	10	1	302	5	0	10	1540	6	3	8	5	57	0	<10	<10	70	<10	29
359078	9	<0.2	2	32	<10	20	1	<2	2	<0.5	70	10	49	7	10	<1	0	10	1	221	4	0	8	1380	10	6	6	6	50	0	<10	<10	64	<10	38
359079	<5	<0.2	3	20	<10	20	2	<2	2	<0.5	35	21	41	4	10	<1	1	10	1	203	3	0	12	1550	4	2	4	9	64	0	<10	<10	83	<10	17
359080	<5	<0.2	2	16	<10	10	2	<2	1	<0.5	20	9	23	3	10	<1	1	10	1	190	2	0	7	1400	19	2	5	4	40	0	<10	<10	51	<10	17
359081	<5	<0.2	2	13	<10	10	2	<2	1	<0.5	16	8	9	2	<10	1	1	10	1	140	2	0	8	1480	10	1	6	4	33	0	<10	<10	47	<10	14
359082	<5	<0.2	2	9	<10	10	2	<2	1	<0.5	16	17	23	2	<10	1	1	10	0	124	2	0	9	1570	6	1	3	2	25	0	<10	<10	31	<10	13
359083	<5	<0.2	2	15	<10	20	2	<2	1	<0.5	2	14	21	3	10	<1	1	20	1	174	2	0	10	1540	3	1	5	10	48	0	<10	<10	82	<10	19
359084	<5	<0.2	2	10	<10	30	2	<2	1	<0.5	1	13	15	2	10	<1	0	20	1	186	2	0	7	1630	5	1	5	11	47	0	<10	<10	95	<10	17
359085	<5	<0.2	2	18	<10	20	2	<2	1	<0.5	5	24	20	2	10	1	1	20	1	137	1	0	9	1640	6	1	5	8	40	0	<10	<10	67	<10	19
359086	<5	<0.2	2	16	<10	20	2	<2	1	<0.5	6	12	17	3	10	<1	1	10	1	156	2	0	5	1480	4	2	5	6	41	0	<10	<10	55	<10	28
359087	<5	<0.2	3	4	<10	10	2	<2	1	<0.5	1	10	9	2	10	<1	1	10	1	96	1	0	9	1650	3	0	3	6	52	0	<10	<10	58	<10	8
359088	<5	<0.2	3	13	<10	10	2	<2	2	<0.5	1	28	20	2	10	1	1	10	1	122	2	0	10	1620	2	1	3	8	67	0	<10	<10	80	<10	14
359089	<5	<0.2	4	33	<10	20	2	<2	2	<0.5	3	15	40	3	10	1	1	10	1	160	2	0	14	1630	4	1	4	10	66	0	<10	<10	88	<10	66
359090	<5	<0.2	4	20	<10	20	2	<2	2	<0.5	3	13	46	3	10	<1	1	10	1	158	2	0	13	1550	12	1	2	11	75	0	<10	<10	94	<10	89
359091	<5	<0.2	3	11	<10	30	2	<2	2	<0.5	5	23	33	3	10	<1	1	10	1	204	1	0	15	1470	6	1	2	10	64	0	<10	<10	98	<10	28
359092	<5	<0.2	3	11	<10	30	2	<2	2	<0.5	5	14	16	4	10	<1	1	10	2	186	2	0	13	1480	5	1	2	11	60	0	<10	<10	96	<10	30
359093	<5	<0.2	3	24	<10	30	2	<2	1	<0.5	15	15	43	3	10	<1	1	10	1	201	4	0	18	1570	16	1	4	11	58	0	<10	<10	91	<10	88
359094	<5	<0.2	2	11	<10	20	2	<2	1	<0.5	7	24	20	3	10	<1	1	10	1	139	1	0	10	1490	<2	2	2	10	44	0	<10	<10	89	<10	17
359095	<5	<0.2	2	15	<10	40	1	<2	1	<0.5	3	15	36	3	10	<1	1	20	2	244	1	0	16	1640	2	1	2	11	49	0	<10	<10	104	<10	17
359096	<5	<0.2	2	35	<10	30	1	<2	1	<0.5	10	11	29	5	10	<1	0	10	1	207	2	0	13	1540	5	3	2	8	43	0	<10	<10	85	<10	27
359097	<5	<0.2	2	21	<10	20	2	<2	1	<0.5	5	30	36	3	10	<1	1	20	1	157	2	0	10	1630	4	2	5	13	57	0	<10	<10	99	20	11
359098	12	<0.2	3	73	<10	30	1	<2	1	<0.5	14	198	41	6	10	<1	2	10	2	160	4	0	58	1040	2	4	2	12	55	0	<10	<10	134	<10	19
359099	10	<0.2	2	37	<10	30	1	<2	1	<0.5	5	100	45	5	10	<1	1	10	2	194	3	0	33	1380	<2	3	<2	10	44	0	<10	<10	118	<10	15
359100	<5	<0.2	2	43	<10	30	1	<2	1	<0.5	10	29	13	4	10	<1	1	10	2	177	2	0	15	1530	4	3	4	12	41	0	<10	<10	102	<10	13
359101	10	<0.2	2	104	<10	30	1	<2	1	<0.5	40	15	9	5	10	<1	1	10	2	206	2	0	14	1500	2	4	3	11	28	0	<10	<10	98	<10	26
359102	<5	<0.2	1	23	<10	20	1	<2	1	<0.5	3	13	23	2	10	<1	0	10	1	146	2	0	8	1610	2	1	6	9	30	0	<10	<10	83	10	15
359103	<5	<0.2	2	16	<10	20	1	<2	1	<0.5	6	17	7	3	10	<1	1	10	1	161	1	0	10	1560	3	1	4	8	38	0	<10	<10	82	10	11
359104	6	<0.2	2	38	<10	20	1	<2	1	<0.5	19	11	13	5	10	1	1	10	1	185	3	0	10	1400	4	5	4	7	35	0	<10	<10	71	<10	18
359105	11	<0.2	1	34	<10	30	1	<2	1	<0.5	18	14	16	4	10	<1	0	10	1	216	1	0	9	900	4	4	4	7	35	0	<10	<10	89	<10	14
359106	13	<0.2	1	54	<10	50	1	<2	1	<0.5	32	24	21	6	10	<1	0	<10	1	178	1	0	13	720	3	6	3	8	19	0	<10	<10	96	<10	21
359107	9	<0.2	2	56	<10	40	1	<2	1	<0.5	23	22	25	7	10	<1	0	10	1	186	1	0	17	770	5	6	2	9	36	0	<10	<10	122	<10	10
359108	18	<0.2	1	57	<10	40	1	<2	1	<0.5	37	23	78	7	10	<1	0	10	1	187	2	0	21	750	2	6	3	9	22	0	<10	<10	140	<10	23
359109	134	<0.2	2	192	<10	40	1	<2	1	<0.5	214	27	2370	11	10	<1	1	<10	2	201	2	0	18	660	<2	>10.0	3	10	29	0	<10	<10	130	<10	15
359110	179	<0.2	1	339	<10	30	1	3	1	<0.5	335	16	2370	17	<10	<1	1	<10	1	142	4	0	15	640	<2	>10.0	2	7	18	0	<10	<10	77	<10	16
359111	454	<0.2	2	128	<10	30	1	<2	1	<0.5	239	6	6480	11	10	<1	0	10	1	185	1	0	10	1080	6	>10.0	4	9	30	0	<10	<10	60	<10	24
359112	<5	<0.2	1	14	<10	20	1	<2	1	<0.5	6	19	29	3	<10	<1	0	10	1	233	2	0	5	1120	<2	1	3	5	46	0	<10	<10	52	<10	12
359113	<5	<0.2	2	10	<10	20	1	<2	1	<0.5	1	15	16	4	10	<1	0	10	1	251	1	0	5	1130	<2	0	3	6	49	0	<10	<10	68	<10	14
359114	<5	<0.2	2	5	<10	10	1	<2	1	<0.5	4	11	16	5	10	<1	0	10	1	253	1	0	7	1110	<2	0	3	6	46	0	<10	<10	74	<10	19
359115	<5	<0.2	2	10	<10	10	1	<2	1	<0.5	<1	17	6	3	10	<1	0	10	1	266	1	0	6	1080	<2	0	2	6	45	0	<10	<10	66	<10	10
359116	<5	<0.2	1	7	<10	20	1	<2	1	<0.5	9	9	9	4	<10	<1	0	10	1	298	1	0	5	960	5	2	<2	5	38	0	<10	<10	47	<10	38
359117	6	<0.2	1	9	<10	20	1	<2	1	<0.5	1	10	8	3	<10	<1	0	10	0	268	1	0	5	990	<2	1	<2	5	39	0	<10	<10	54	<10	20
359118	<5	<0.2	1	6	<10	20	1	<2	1	<0.5	5	20	9	3	10	<1	0	10	0	326	1	0	5	1090	4	2	<2	6	53	0	<10	<10	45	<10	45
359119	<5	<0.2	1	9	<10	30	1	<2	1	<0.5	3	10	8	2	10	<1	0	10	0	254	1	0	6	1060	3	1	2	6	38	0	<10	<10	45	<10	21
359120	16	<0.2	1	16	<10	30	1	<2	1	<0.5	21	8	10	11	<10	<1	0	10	0	170	3	0	4	1010	39	>10.0	<2	6	17	0	<10	<10	47	<10	154
359121	9	<0.2	1	12	<10	30	<0.5	<2	1	<0.5	8	19	10	5	10	<1	0	10	0	163	1	0	4	1090	5	5	<2	7	30	0	<10	<10	49	<10	21
359122	6	<0.2	1	10	<10	40	1	<2	1	<0.5	2	8	8	2	10	<1	0	20	0	202	<1	0	4	1190	<2	1	2	7	42	0	<10	<10	48	<10	8
359123	<5	<0.2	1	5	<10	30	<0.5	<2	1	<0.5	4	9	6	2	10	<1	0	10	0	166	1	0	4	910	4	1	2	6	29	0	<10	<10	28	<10	24
359124	<5	<0.2	1	3	<10	30	1	<2	1	<0.5	6	21	6	3	<10	1	0	10	0	229	2	0	3	730	14	3	2	5	21	0	<10	<10	26	<10	47
359125	<5	<0.2	1	8	<10	20	1	<2	1	<0.5	6	9	6	3	<10	<1	0	20	0	225	1	0	5	690	6	2	<2	6	26	0	<10	<10	18	<10	21
359126	<5	<0.2	1	7	<10	20	1	<2	1	<0.5	1	8	6	2	10	<1	0	20	0	279	1	0	4	670	<2	1	<2	6	25	0	<10	<10	16	<10	14
359127	<5	<0.2	1	2	<10	20	<0.5	<2	1	<0.5	2	25	5	2	10	<1	0	20	1	196	1	0	5	600	<2	1	<2	6	19	0	<10	<10	25	<10	8

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS Canada Ltd.
212 Brooksbank Avenue
North Vancouver BC V7J 2C1 Canada
Phone: 604 984 0221 Fax: 604 984 0218

To: CARDERO RESOURCES CORP.
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

Page: 1
Finalized Date: 19-OCT-2004
Account: TBZ

CERTIFICATE LI04067409

Project: PAMPA PONGO

P.O. No.: CARTA DEL 12-AGO-2004

This report is for 27 Drill Core samples submitted to our lab in Lima, Peru on 29-SEP-2004.

The following have access to data associated with this certificate:

GARY BELIK	BRIAN MEYER	HENK VAN ALPHEN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-22	Sample login - Rcd w/o BarCode
CRU-31	Fine crushing - 70% <2mm
SPL-21	Split sample - riffle splitter
PUL-31	Pulverize split to 85% <75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Au-AA23	Au 30g FA-AA finish	AAS
ME-ICP81	ICP Fusion - Ore Grade	ICP-AES

To: CARDERO RESOURCES CORP.
ATTN: HENK VAN ALPHEN
1901-1177 W HASTINGS ST
VANCOUVER BC V6E 2K3

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature: [signature]

L104067409 - Finalized
CLIENT: TBZ - Cardero Resources Corp.
# of Samples: 27
DATE RECEIVED: 2004-09-29 DATE FINALIZED: 2004-10-19
PROJECT: PAMPA PONGO
CERTIFICATE COMMENTS:
PO NUMBER: carta del 12-ago-2004
	Au-AA23	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81	ME-ICP81
SAMPLE	Au	Al2O3	As	CaO	Co	Cr	Cu	Fe	Fe2O3	MgO	MnO	Ni	Pb	S	SiO2	TiO2	Zn	P2O5
DESCRIPTION	ppb	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%
359001	1300	5	0	2	0	0	1	47	68	5	0	0	<0.01	4	14	0	0	0
359002	25	15	<0.01	10	0	0	0	7	10	8	0	0	<0.01	0	47	1	0	0
359003	35	2	0	2	0	0	0	49	70	10	0	<0.005	<0.01	1	10	0	0	0
359004	22	5	<0.01	4	0	0	0	32	45	12	0	<0.005	<0.01	0	21	0	0	0
359005	50	2	<0.01	2	0	0	0	35	50	17	0	<0.005	<0.01	1	19	0	0	0
359006	10	15	<0.01	5	0	0	0	5	7	14	0	<0.005	<0.01	0	45	1	0	0
359007	277	1	<0.01	3	0	0	0	36	51	16	0	<0.005	<0.01	3	17	0	0	0
359008	578	2	<0.01	1	0	0	1	42	61	13	0	<0.005	<0.01	5	14	0	0	0
359009	25	3	<0.01	1	0	0	0	51	72	8	0	<0.005	<0.01	0	7	0	0	0
359010	38	1	0	1	0	0	0	44	63	14	0	<0.005	<0.01	1	14	0	0	0
359011	2880	1	<0.01	1	0	0	3	42	60	13	0	<0.005	<0.01	5	13	0	0	0
359012	36	1	<0.01	2	0	0	0	30	43	21	0	<0.005	<0.01	1	20	0	0	0
359013	968	1	<0.01	1	0	<0.01	0	37	53	17	0	<0.005	<0.01	2	16	0	<0.01	0
359014	65	1	<0.01	1	0	<0.01	0	29	42	22	0	0	<0.01	1	20	0	<0.01	0
359015	55	1	<0.01	2	0	<0.01	0	47	67	12	0	<0.005	<0.01	1	10	0	<0.01	0
359016	172	5	<0.01	2	0	<0.01	0	38	54	11	0	<0.005	<0.01	2	17	0	<0.01	0
359017	44	2	0	3	0	<0.01	0	43	62	11	0	<0.005	<0.01	1	12	0	<0.01	1
359018	63	1	<0.01	2	0	<0.01	0	45	64	13	0	<0.005	<0.01	2	11	0	<0.01	0
359019	487	1	<0.01	3	0	<0.01	0	38	54	18	0	<0.005	<0.01	2	16	0	<0.01	0
359020	88	1	<0.01	1	0	<0.01	0	35	51	21	0	<0.005	<0.01	1	18	0	<0.01	0
359021	118	1	<0.01	2	0	<0.01	0	54	77	5	0	<0.005	<0.01	3	4	0	<0.01	0
359022	61	1	<0.01	2	0	<0.01	0	36	52	18	0	<0.005	<0.01	1	16	0	<0.01	0
359023	233	1	<0.01	2	0	<0.01	0	51	73	9	0	0	<0.01	3	9	0	<0.01	0
359024	344	1	<0.01	2	0	<0.01	0	59	>80	4	0	<0.005	<0.01	2	3	0	<0.01	0
359025	547	1	<0.01	2	0	<0.01	1	52	74	7	0	<0.005	<0.01	11	7	0	<0.01	0
359026	407	4	0	1	0	<0.01	1	26	37	16	0	<0.005	<0.01	17	20	0	<0.01	0
359027	51	7	<0.01	4	0	0	0	8	11	22	0	0	<0.01	3	39	0	<0.01	0

Appendix D

References

Belik, G.D. (2000);

Summary Report on the Alistos Project, Baja California;Private Company Report.

Hawkes, N., Clark, A.H.

Marcona and Pampa de Pongo;  Giant Mesozoic Fe-(Cu, Au)  Moody, T. (2002) Deposits in the Peruvian Coastal Belt;  In

Hydrothermal Iron Oxide Copper-Gold & Related Deposits: A

Global Perspective, Volume 2; PGC Publishing, Adelaide,

pp 115-130.

Hawkes, N., Moody, T.

Exploration Report for Pampa de Pongo for Rio Tinto Mining and

et al (2003)

Exploration, Sucursal Peru.

Haynes, D.W. (2001):

Iron Oxide Copper-Gold Deposits; Their Position in the Ore

Deposit Spectrum and Modes of Origin; Hydrothermal Iron

Oxide Copper-Gold and Related Deposits – A Global Perspective;

Australian Mineral Foundation.

Hunter, Lorne (2005)

Personal Communication.

Oreskes, N. &

A model for the Origin of Olympic Dam-type deposits; GAC

Hitzman, M.W. (1993):

Special Paper No. 40

Marschuk, R. et al (2001);

La Candelaria and the Punta del Cobre District Chile; Early

Cretaceous Iron Oxide Cu-Au (Zn-Ag) Mineralization;

Hydrothermal Iron Oxide Copper-Gold and Related Deposits –

A Global Perspective; Australian Mineral Foundation

Sillitoe, R.H. (2003)

Iron oxide-copper-gold deposits: an Andean view;  Mineralium Deposita 38:  pp 787-812.